Vice President, General Counsel and Secretary

One Suburban Plaza • 240 Route 10 West • P.O. Box 206 • Whippany, NJ 07981-0206

Office 973-503-9967 • Fax 973-515-5982

pabel@suburbanpropane.com

January 30, 2012

Via EDGAR

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, NE

Washington, D.C. 20549

Re:	Suburban Propane Partners, L.P.
Preliminary Proxy Materials

Dear Sir or Madam:

On behalf of Suburban Propane Partners, L.P. (the “Company”), the following documents are being filed herewith via EDGAR pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended:

1	Notice of the Company’s Tri-Annual Meeting of the Limited Partners to be held on May 1, 2012 (the “Tri-Annual Meeting”);

2.	The Proxy Statement for the Tri-Annual Meeting; and

3.	The form of proxy card for the Tri-Annual Meeting.

In order for the Company to meet its scheduled mailing date of March 6, 2012 for the definitive proxy materials, the Company would appreciate being in the position to provide the final documents to its printer on or before February 17, 2012.

If you have any questions or comments regarding the enclosed proxy materials, kindly contact either the undersigned at (973) 503-9967 or Charles E. Dropkin of Proskauer Rose LLP at (212) 969-3535.

        Very truly yours,

    PAUL ABEL

Paul Abel

cc:	Charles E. Dropkin, Esq. – Proskauer Rose, LLP
James P. Gerkis, Esq. – Proskauer Rose, LLP

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SUBURBAN PROPANE PARTNERS, L.P.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

One Suburban Plaza — 240 Route 10 West — P.O. Box 206 — Whippany, NJ 07981-0206

Office 973-887-5300

http://www.suburbanpropane.com

Michael J. Dunn, Jr.

President and Chief Executive Officer

March 6, 2012

Dear Fellow Suburban Unitholder:

You are cordially invited to attend the Tri-Annual Meeting of the Limited Partners of Suburban Propane Partners, L.P. to be held on Tuesday, May 1, 2012, beginning at 9:00 a.m. at our executive offices at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey.

Whether or not you plan to attend in person, it is important that your units be represented at the meeting. You may vote on the matters that come before the meeting by completing the enclosed proxy card and returning it in the envelope provided.

Attendance at the Tri-Annual Meeting will be open to holders of record of common units as of the close of business on March 5, 2012. I look forward to greeting those of you who will be able to attend.

Sincerely,

Michael J. Dunn, Jr.

President and Chief Executive Officer

SUBURBAN PROPANE PARTNERS, L.P.

NOTICE OF TRI-ANNUAL MEETING

May 1, 2012

The Tri-Annual Meeting of the Limited Partners of Suburban Propane Partners, L.P. (“Suburban”) will be held at 9:00 a.m. on Tuesday, May 1, 2012, at our executive offices at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey, for the following purposes:

1.	To elect six Supervisors to three-year terms;

2.

To approve the Fourth Amended and Restated Agreement of Limited Partnership of Suburban and the Fourth Amended and Restated Agreement of Limited Partnership of Suburban’s operating subsidiary, Suburban Propane, L.P., which amend the Third Amended and Restated Agreements of Limited Partnership of the respective companies (collectively, the “Existing Partnership Agreements”) to potentially enhance the ability of Suburban to facilitate third party financing transactions and to effect certain technical amendments;

3.

To approve amendments to the Existing Partnership Agreements to provide that the exclusive forum, venue and jurisdiction for any claim, suit, action or proceeding relating to those agreements shall be the courts of the State of Delaware;

4.	To provide our Limited Partners with the opportunity to cast an advisory vote on the compensation of our named executive officers;

5.

To approve the adjournment of the Tri-Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Tri-Annual Meeting to approve Proposal 2 or Proposal 3 above; and

6.	To consider any other matters that may properly come before the meeting.

Only holders of record of common units as of the close of business on March 5, 2012 are entitled to notice of, and to vote at, the meeting.

By Order of the Board of Supervisors,

Paul Abel

Vice President, Secretary & General Counsel

March 6, 2012

IMPORTANT

Your vote is important. Whether or not you expect to attend the meeting in person, we urge you to complete and return the enclosed proxy card at your earliest convenience in the postage-paid envelope provided, or vote using the Internet or by telephone.

SUBURBAN PROPANE PARTNERS, L.P.

One Suburban Plaza

240 Route 10 West

Whippany, New Jersey 07981-0206

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE TRI-ANNUAL MEETING

This Proxy Statement (first mailed, together with a form of proxy, on or about March 6, 2012) is being furnished to holders of Common Units of Suburban Propane Partners, L.P., which we refer to as “Suburban,” “we” or “our,” in connection with the solicitation of proxies by the Board of Supervisors of Suburban, which we refer to as the “Board,” for use at Suburban’s Tri-Annual Meeting of Limited Partners and any postponements or adjournments thereof, which we refer to as the “Meeting.”

Q: When and where is the Meeting?

A: The Meeting will be held at 9:00 a.m. on Tuesday, May 1, 2012, at our executive offices at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey.

Q: What is the purpose of the Meeting?

A: At the Meeting, holders of Common Units, whom we refer to as Unitholders, will be asked to consider and vote on the following five proposals:

•	PROPOSAL NO. 1 – To elect six Supervisors to three-year terms, which we refer to as the Election Proposal.

•

PROPOSAL NO. 2 – To approve the Fourth Amended and Restated Agreement of Limited Partnership of Suburban, which we refer to as the “Restated MLP Agreement,” and the Fourth Amended and Restated Agreement of Limited Partnership, which we refer to as the “Restated OLP Agreement,” of Suburban’s operating subsidiary, Suburban Propane, L.P., which we refer to as the “Operating Partnership,” which amend the Third Amended and Restated Agreements of Limited Partnership (as amended) of the respective companies, which we refer to as the “Existing MLP Agreement” and the “Existing OLP Agreement,” respectively, and which we collectively refer to as the “Existing Partnership Agreements,” to potentially enhance the ability of Suburban to facilitate third party financing transactions and to effect certain technical amendments. We collectively refer to the Restated MLP Agreement and the Restated OLP Agreement as the “Restated Partnership Agreements” and we refer to this Proposal as the Financing Related Amendments Proposal.

•

PROPOSAL NO. 3 – To approve amendments to the Existing Partnership Agreements to provide that the exclusive forum, venue and jurisdiction for any claim, suit, action or proceeding relating to those agreements shall be the courts of the State of Delaware, which we refer to as the Delaware Forum Amendments Proposal. We collectively refer to the Financing Related Amendments Proposal and the Delaware Forum Amendments Proposal as the Amendment Proposals.

•	PROPOSAL NO. 4 – To provide our Unitholders with the opportunity to cast an advisory vote on the compensation of our named executive officers, which we refer to as the Say-on-Pay Proposal.

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•

PROPOSAL NO. 5 – To approve the adjournment of the Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Tri-Annual Meeting to approve the Amendment Proposals, which we refer to as the Adjournment Proposal.

Q: How does the Board recommend I vote on the proposals?

A: The Board unanimously recommends a vote FOR each of its nominees for Supervisor, approval of each of the Amendment Proposals, approval of the Say-on-Pay Proposal and approval of the Adjournment Proposal.

Q: How will voting on any other business be conducted?

A: The Board of Supervisors does not know of any business to be considered at the meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented, your signed proxy card gives authority to the persons named in the proxy to vote on these matters at their discretion.

Q: Who is entitled to vote?

A: Each holder of Common Units as of the close of business on March 5, 2012, which we refer to as the Record Date, is entitled to vote at the Meeting.

Q: How many Common Units may be voted?

A: As of the Record Date, 35,500,806 Common Units were outstanding. Each Common Unit entitles its holder to one vote.

Q: What is a “quorum”?

A: There must be a quorum for the meeting to be held. A quorum will be present if a majority of the outstanding Common Units is represented in person or by proxy at the meeting. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal.

Q: What vote is required to approve the proposals?

A:

•

PROPOSAL NO. 1 – Under the Existing MLP Agreement, the affirmative vote of holders of a plurality of the Common Units represented in person or by proxy at the Meeting is required to elect each Supervisor.

•

PROPOSAL NO. 2 – Under the Existing MLP Agreement, the affirmative vote of holders of a majority of the issued and outstanding Common Units on the Record Date is required to approve the Financing Related Amendments Proposal.

•

PROPOSAL NO. 3 – Under the Existing MLP Agreement, the affirmative vote of holders of a majority of the issued and outstanding Common Units on the Record Date is required to approve the Delaware Forum Amendments Proposal.

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•	PROPOSAL NO. 4 – The affirmative vote of a majority of the votes cast by the Unitholders, whether in person or by proxy, is required to approve the Say-on-Pay Proposal.

•	PROPOSAL NO. 5 – The affirmative vote of a majority of the votes cast by the Unitholders, whether in person or by proxy, is required to approve the Adjournment Proposal.

Q: How do I vote?

A: You may vote by any one of three different methods:

•	In Writing. You can vote by marking, signing and dating the enclosed proxy card and returning it in the enclosed envelope.

•	By Telephone and Internet. You can vote your proxies by touchtone telephone from the US or through the Internet. Please follow the instructions on the enclosed proxy card.

•	In Person. You can vote by attending the Meeting.

Common Units represented by properly executed proxies that are not revoked will be voted in accordance with the instructions shown on the proxy card. If you return your signed proxy card but do not give instructions as to how you wish to vote, your Common Units will be voted FOR each of the proposals.

Our Board of Supervisors urges Unitholders to complete, date, sign and return the accompanying proxy card, or to submit a proxy by telephone or over the Internet by following the instructions included with your proxy card, or, in the event you hold your Common Units through a broker or other nominee, by following the separate voting instructions received from your broker or nominee. Your broker or nominee may provide proxy submission through the Internet or by telephone. Please contact your broker or nominee to determine how to vote.

Q: What do I do if I want to change my vote?

A: You have the right to revoke your proxy at any time before the meeting by:

•	Notifying our Partnership Secretary;

•	Voting in person; or

•	Returning a later-dated proxy card.

Attendance at the Meeting will not, in and of itself, revoke your proxy.

Q: What does it mean if I receive more than one proxy card?

A: If your Common Units are registered differently and/or are in more than one account, you will receive more than one proxy card. Please mark, sign, date and return all of the proxy cards you receive to ensure that all of your Common Units are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078 (mail), Computershare Investor Services, 250 Royall Street, Canton, MA 02021 (overnight delivery) or telephone 781-575-2724. The hearing impaired may contact Computershare at TDD 800-952-9245.

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Q: What do I do if my Common Units are held in “street name”?

A: If your Common Units are held in the name of your broker, a bank or other nominee, that party will give you instructions about how to vote your Common Units.

Q: Who will count the votes?

A: Representatives of Computershare Trust Company, N.A., our transfer agent and an independent tabulator, will count the votes and act as the inspector of election.

Q: Who is bearing the cost of this proxy solicitation?

A: The Board of Supervisors is soliciting your proxy on behalf of Suburban. We are bearing the cost of soliciting proxies for the Meeting. Georgeson Inc. has been retained to assist in the distribution of proxy materials and the solicitation of votes and will be paid a customary fee for its services totaling approximately $16,000, plus reasonable out-of-pocket expenses. In addition to using the mail, our Supervisors, officers and employees may solicit proxies by telephone, personal interview or otherwise. They will not receive additional compensation for this activity, but may be reimbursed for their reasonable out-of-pocket expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to Unitholders.

Q: Will the independent registered public accountants attend the Meeting?

A: Representatives of PricewaterhouseCoopers LLP, our independent registered public accounting firm for the fiscal years ended September 24, 2011 and ending September 29, 2012, will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Q: When are the Unitholder proposals for the next meeting of Unitholders due?

A: We presently expect that our next Tri-Annual Meeting will be held in May 2015. If a Unitholder intends to present any proposals for inclusion in Suburban’s proxy statement in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act,” for consideration at Suburban’s 2015 Tri-Annual Meeting, the proposal must be received at Suburban’s principal executive offices by November 7, 2014.

In accordance with the Existing MLP Agreement (and, if it is approved at the Meeting, the Restated MLP Agreement), if a Unitholder intends, at the 2015 Tri-Annual Meeting, to nominate a person for election to the Board of Supervisors, the Unitholder must deliver notice thereof to the Board of Supervisors not earlier than the close of business on January 1, 2015 and not later than January 31, 2015. A different notice deadline will apply for the nomination of persons for election to the Board of Supervisors if the date of the 2015 Tri-Annual Meeting is not publicly announced by Suburban more than 100 days prior to the date of such meeting. Such deadline, and the procedures that a Unitholder must follow to nominate a person for election to the Board of Supervisors, are further described below under the heading “Supervisor Nominations and Criteria for Board Meetings – Unitholder Nominations.”

If we do not receive notice of any Unitholder proposal for the 2015 Tri-Annual Meeting by January 31, 2015, then Suburban’s proxy may confer discretionary authority on the persons being appointed as proxies to vote on such proposals.

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If the date of the 2015 Tri-Annual Meeting is changed to a different month, we will advise our Unitholders of the new date for the submission of Unitholder proposals in our earliest possible quarterly report on Form 10-Q filed with the Securities and Exchange Commission.

Q: Where and when will I be able to find the voting results?

A: In addition to announcing the results at the Meeting, we will post the results on our web site at www.suburbanpropane.com within two days after the Meeting. You will also be able to find the results in our Current Report on Form 8-K that we will file with the Securities and Exchange Commission within four business days following conclusion of the Meeting.

Q: How can I obtain a copy of our 2011 Annual Report on Form 10-K?

A: We will provide an additional copy of our 2011 Annual Report on Form 10-K, including the financial statements and financial statement schedule filed therewith, without charge, upon written request to Investor Relations, Suburban Propane Partners, L.P., 240 Route 10 West, P.O. Box 206, Whippany, New Jersey 07981-0206. We will furnish a requesting Unitholder with any exhibit not contained therein upon payment of a reasonable fee, which fee shall be limited to our reasonable expenses in furnishing such exhibit.

Q: Who can I contact for further information?

A: If you need assistance in voting your Common Units, please call the firm assisting us in the solicitation of proxies for the Meeting:

Georgeson Inc.

199 Water Street, 26th Floor

New York, NY 10038-3560

Banks and Brokers Call (212) 440-9800

All Others Call Toll Free (866) 695-6078

Q: What can I do if I and another Unitholder with whom I live want to receive two copies of this proxy statement?

A: In order to reduce our printing and postage costs, Unitholders who share a single address will receive only one copy of this proxy statement at that address unless we have received instructions to the contrary from any Unitholder at that address. However, if a Unitholder residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements (as applicable), he or she may contact Investor Relations, Suburban Propane Partners, L.P., P.O. Box 206, Whippany, New Jersey 07981-0206. We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a Unitholder receiving multiple copies of our proxy statement, you can request to receive only one copy by contacting us in the same manner. If you own your Common Units through a bank, broker or other Unitholder of record, you may request additional or fewer copies of this proxy statement by contacting the Unitholder of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING

This Proxy Statement and the accompanying Annual Report to Unitholders are available at www.suburbanpropane.com.

If you plan on attending the Meeting to vote in person and need directions to our headquarters, please call 973-887-5300.

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ELECTION OF SUPERVISORS

(Proposal No. 1 on the Proxy Card)

Unitholders are entitled to elect all six members of the Board of Supervisors (the “Supervisors”). The nominees for Supervisors, all of whom are currently serving as Supervisors, are described below (as of March 5, 2012). If elected, all nominees are expected to serve until the 2015 Tri-Annual Meeting and until their successors are duly elected. Although the Board does not anticipate that any of the persons named below will be unable to stand for election, if for any reason a nominee becomes unavailable for election, the persons named in the form of proxy have advised that they will vote for such substitute nominee as the Board may propose. In accordance with our Corporate Governance Guidelines and Principles (described more fully below) and the rules of the New York Stock Exchange, we have affirmatively determined that our Board of Supervisors is currently composed of a majority of independent directors, and that the following directors and nominee directors are independent: Harold R. Logan, Jr., John Hoyt Stookey, Dudley C. Mecum, John D. Collins and Jane Swift.

NOMINEES FOR ELECTION AS SUPERVISORS

Harold R. Logan, Jr.	Age 67

Mr. Logan has served as a Supervisor since March 1996 and was elected as Chairman of the Board of Supervisors in January 2007. Mr. Logan is a Co-Founder and, from 2006 to the present has been serving as a Director of Basic Materials and Services LLC, an investment company that has invested in companies that provide specialized infrastructure services and materials for the pipeline construction industry and the sand/silica industry. From 2003 to September 2006, Mr. Logan was a Director and Chairman of the Finance Committee of the Board of Directors of TransMontaigne Inc., which provided logistical services (i.e. pipeline, terminaling and marketing) to producers and end-users of refined petroleum products. From 1995 to 2002, Mr. Logan was Executive Vice President/Finance, Treasurer and a Director of TransMontaigne Inc. From 1987 to 1995, Mr. Logan served as Senior Vice President of Finance and a Director of Associated Natural Gas Corporation, an independent gatherer and marketer of natural gas, natural gas liquids and crude oil. Mr. Logan is also a Director of Cimarex Energy Co. (where he serves as Lead Director), Graphic Packaging Holding Company and Hart Energy Publishing LLP, and, until it was sold in 2007, served as a Director of The Houston Exploration Company.

Over the past 40 years, Mr. Logan’s education, investment banking/venture capital experience and business/financial management experience have provided him with a comprehensive understanding of business and finance. Most of Mr. Logan’s business experience has been in the energy industry, both in investment banking and as a senior financial officer and director of publicly-owned energy companies. Mr. Logan’s expertise and experience have been relevant to his responsibilities of providing oversight and advice to the managements of public companies, and is of particular benefit in his role as our Chairman. Since 1996, Mr. Logan has been a director of nine public companies and has served on audit, compensation and governance committees.

John Hoyt Stookey	Age 82

Mr. Stookey has served as a Supervisor since March 1996. He was Chairman of the Board of Supervisors from March 1996 through January 2007. From 1986 until September 1993, he was the Chairman, President and Chief Executive Officer of Quantum Chemical Corporation, a predecessor of Suburban which we refer to as “Quantum.” He served as non-executive Chairman and a Director of Quantum from its acquisition by Hanson plc, a global diversified industrial conglomerate, in September 1993 until October 1995, at which time he retired. Since then, Mr. Stookey has served as a trustee for a number of non-profit organizations, including founding and serving as non-executive Chairman of Per Scholas Inc. (a non-profit organization dedicated to using technology to improve the lives of residents of the South Bronx) and Landmark Volunteers (places high school students in volunteer positions with non-profit organizations during summer vacations) and has also served on the Board of Directors of The Clark Foundation, The Robert Sterling Clark Foundation and The Berkshire Taconic Community Foundation.

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Mr. Stookey’s qualifications to sit on our Board include his extensive experience as Chief Executive Officer of 4 corporations (including a predecessor of Suburban) and his many years of service as a director of publicly-owned corporations and non-profit organizations.

Dudley C. Mecum	Age 77

Mr. Mecum has served as a Supervisor since June 1996. He was a Managing Director of Capricorn Holdings, LLC (a sponsor of and investor in leveraged buyouts) from 1997 to 2011, and a partner of G.L. Ohrstrom & Co. (a sponsor of and investor in leveraged buyouts) from 1989 to 1996. Until 2007, Mr. Mecum was a director of Citigroup, Inc.

Mr. Mecum’s qualifications to sit on our Board include his 20 years in public accounting, rising to the level of Vice Chairman of KPMG LLP, a public accounting firm, his service as Assistant Secretary of the Army for Installations and Logistics and his 15 years of service overseeing or managing various companies. Mr. Mecum has over 20 years of service as a director of various publicly-owned companies.

John D. Collins	Age 73

Mr. Collins has served as a Supervisor since April 2007. He served with KPMG LLP, an international accounting firm, from 1962 until 2000, most recently as senior audit partner of its New York office. He has served as a United States representative on the International Auditing Procedures Committee, a committee of international accountants responsible for establishing international auditing standards. Mr. Collins is a Director of Montpelier Re and, until recently, was a Director of Columbia Atlantic Funds and Mrs. Fields Original Cookies, Inc.

Mr. Collins’ qualifications to sit on our Board, and serve as Chairman of its Audit Committee, include his 40 years of experience in public accounting, including 31 years as a partner supervising the audits of public companies. Mr. Collins has served on a number of AICPA and international accounting and auditing standards bodies.

Jane Swift	Age 47

Ms. Swift has served as a Supervisor since April 2007. She is currently the CEO of Middlebury Interactive Languages, LLC, a marketer of world language products. From 2010 through July 2011, Ms. Swift served as Senior Vice President of ConnectEDU Inc., a private education technology company. In 2007, she founded WNP Consulting, LLC, a provider of expert advice and guidance to early stage education companies. From 2003 to 2006 she was a General Partner at Arcadia Partners, a venture capital firm focused on the education industry. She has previously served on the boards of K12, Inc. and Animated Speech Company and currently serves on the boards of Sally Ride Science Inc. and several not-for-profit boards, including The Republican Majority for Choice and Landmark Volunteers, Inc. Prior to joining Arcadia, Ms. Swift served for 15 years in Massachusetts state government, becoming Massachusetts’ first woman governor in 2001.

Ms. Swift’s qualifications to sit on our Board include her strong skills in public policy and government relations and her extensive knowledge of regulatory matters arising from her 15 years in state government.

Michael J. Dunn, Jr.	Age 62

Mr. Dunn has served as our President since May 2005 and as our Chief Executive Officer since September 2009. Mr. Dunn has served as a Supervisor since July 1998. From June 1998 until May 2005 he was Senior Vice President, becoming Senior Vice President – Corporate Development in November 2002. He was Vice President – Procurement and Logistics from March 1997 until June 1998. Before joining Suburban, Mr. Dunn was Vice President of Commodity Trading for the investment banking firm of Goldman Sachs & Company (“Goldman Sachs”). Mr. Dunn is the sole member of Suburban’s General Partner.

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Mr. Dunn’s qualifications to sit on our Board include his more than 14 years of experience in the propane industry, including as our President for the past 7 years and Chief Executive Officer for the past 3 years, which day to day leadership roles have provided him with intimate knowledge of our operations.

Vote Required and Recommendation of the Board of Supervisors

Under the Existing MLP Agreement, the affirmative vote of holders of a plurality of the Common Units represented in person or by proxy at the Meeting is required to elect each Supervisor. The Board of Supervisors unanimously recommends a vote FOR the election of each of the above nominees.

EXECUTIVE OFFICERS OF SUBURBAN

The following table sets forth certain information with respect to our executive officers as of March 5, 2012. Officers are appointed by the Board of Supervisors for one-year terms.

	September 30,	September 30,
Name	Age	Position With Suburban
Michael J. Dunn, Jr.	62	President and Chief Executive Officer; Member of the Board of Supervisors
Michael A. Stivala	42	Chief Financial Officer
Michael M. Keating	58	Senior Vice President—Administration
A. Davin D’Ambrosio	48	Vice President and Treasurer
Paul Abel	58	Vice President, General Counsel and Secretary
Mark Anton, II	54	Vice President – Business Development
Steven C. Boyd	47	Vice President – Field Operations
Douglas T. Brinkworth	50	Vice President – Product Supply
Michael Kuglin	42	Vice President and Chief Accounting Officer
Neil Scanlon	46	Vice President – Information Services
Mark Wienberg	49	Vice President – Operational Support and Analysis

For Mr. Dunn’s biographical information, see “Nominees for Election as Supervisors” above.

Mr. Stivala has served as our Chief Financial Officer since November 2009, and, before that, as our Chief Financial Officer and Chief Accounting Officer since October 2007. Prior to that he was our Controller and Chief Accounting Officer since May 2005 and Controller since December 2001. Before joining Suburban, he held several positions with PricewaterhouseCoopers LLP, an international accounting firm, most recently as Senior Manager in the Assurance practice. Mr. Stivala is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Mr. Keating has served as our Senior Vice President – Administration since July 2009. From July 1996 to that date he was our Vice President – Human Resources and Administration. He previously held senior human resource positions at Hanson Industries (the United States management division of Hanson plc) and Quantum.

Mr. D’Ambrosio has served as our Treasurer since November 2002 and was additionally made a Vice President in October 2007. He served as our Assistant Treasurer from October 2000 to November 2002 and as our Director of Treasury Services from January 1998 to October 2000. Mr. D’Ambrosio joined Suburban in May 1996 after ten years in the commercial banking industry.

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Mr. Abel has served as our General Counsel and Secretary since June 2006 and was additionally made a Vice President in October 2007. From May 2005 until June 2006, Mr. Abel was Assistant General Counsel of Velocita Wireless, L.P., the owner and operator of a nationwide wireless data network. From 1998 until May 2005, Mr. Abel was Vice President, Secretary and General Counsel of AXS-One Inc. (formerly known as Computron Software, Inc.), an international business software company.

Mr. Anton has served as our Vice President – Business Development since he joined Suburban in 1999. Prior to joining Suburban, Mr. Anton worked as an Area Manager for another large multi-state propane marketer and was a Vice President at several large investment banking organizations.

Mr. Boyd has served as our Vice President – Field Operations (formerly Vice President – Operations) since October 2008. Prior to that he was our Southeast and Western Area Vice President since March 2007, Managing Director – Area Operations since November 2003 and Regional Manager – Northern California since May 1997. Mr. Boyd held various managerial positions with predecessors of Suburban from 1986 through 1996.

Mr. Brinkworth has served as our Vice President – Product Supply (formerly Vice President – Supply) since May 2005. Mr. Brinkworth joined Suburban in April 1997 after a nine year career with Goldman Sachs and, since joining Suburban, has served in various positions in the product supply area.

Mr. Kuglin has served as our Vice President and Chief Accounting Officer since November 2011. Prior to that he was our Controller and Chief Accounting Officer since November 2009 and Controller since October 2007. For the eight years prior to joining Suburban he held several financial and managerial positions with Alcatel-Lucent, a global communications solutions provider. Prior to Alcatel-Lucent, Mr. Kuglin held several positions with the international accounting firm PricewaterhouseCoopers LLP, most recently Manager in the Assurance practice. Mr. Kuglin is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Mr. Scanlon became our Vice President – Information Services in November 2008. Prior to that he served as our Assistant Vice President – Information Services since November 2007, Managing Director – Information Services from November 2002 to November 2007 and Director – Information Services from April 1997 until November 2002. Prior to joining Suburban, Mr. Scanlon spent several years with JP Morgan & Co., most recently as Vice President – Corporate Systems and earlier held several positions with Andersen Consulting (“Accenture”), an international systems consulting firm, most recently as Manager.

Mr. Wienberg has served as our Vice President – Operational Support and Analysis (formerly Vice President – Operational Planning) since October 2007. Prior to that he served as our Managing Director, Financial Planning and Analysis from October 2003 to October 2007 and as our Director, Financial Planning and Analysis from July 2001 to October 2003. Prior to joining Suburban, Mr. Wienberg was Assistant Vice President – Finance of International Home Foods Corp., a consumer products manufacturer.

PARTNERSHIP GOVERNANCE

The Existing MLP Agreement provides (and, if approved at the Meeting, the Restated MLP Agreement will provide) that all management powers over our business and affairs are exclusively vested in our Board of Supervisors and, subject to the direction of the Board of Supervisors, our officers. No Unitholder has any management power over our business and affairs or actual or apparent authority to enter into contracts on behalf of or otherwise to bind us.

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Board Committees

The Board has two standing committees: an Audit Committee and a Compensation Committee. Because the Board of Supervisors consists of only six members, Suburban feels it is not necessary to have a separate nominating committee. Rather, the full Board participates in the selection of nominees to serve as Supervisors.

Audit Committee

Five Supervisors, who are not officers or employees of Suburban or its subsidiaries, serve on the Audit Committee with authority to review, approve or ratify, at the request of the Board of Supervisors, specific matters as to which the Board of Supervisors believes there may be a conflict of interest, or which may be required to be disclosed pursuant to Item 404(a) of Regulation S-K adopted by the Securities and Exchange Commission, in order to determine if the resolution or course of action in respect of such conflict proposed by the Board of Supervisors is fair and reasonable to us. Under the Existing MLP Agreement, any matter that receives the “Special Approval” of the Audit Committee (i.e., approval by a majority of the members of the Audit Committee) is conclusively deemed to be fair and reasonable to us, is deemed approved by all of our partners and shall not constitute a breach of the Existing MLP Agreement or any duty stated or implied by law or equity as long as the material facts known to the party having the potential conflict of interest regarding that matter were disclosed to the Audit Committee at the time it gave Special Approval. The Audit Committee also assists the Board of Supervisors in fulfilling its oversight responsibilities relating to (a) integrity of Suburban’s financial statements and internal control over financial reporting; (b) Suburban’s compliance with applicable laws, regulations and its code of conduct; (c) independence and qualifications of the independent registered public accounting firm; (d) performance of the internal audit function and the independent registered public accounting firm; and (e) accounting complaints.

Our Board has adopted a written charter for the Audit Committee, which is reviewed periodically to ensure that it meets all applicable legal and NYSE listing requirements. A copy of our Audit Committee Charter is available without charge from our website at www.suburbanpropane.com or upon written request directed to: Investor Relations, Suburban Propane Partners, L.P., P.O. Box 206, Whippany, New Jersey 07981-0206.

The Board of Supervisors has determined that all five members of the Audit Committee, Harold R. Logan, Jr., John Hoyt Stookey, Dudley C. Mecum, John D. Collins (its Chairman) and Jane Swift are independent and (with the exception of Ms. Swift) are audit committee financial experts within the meaning of the NYSE corporate governance listing standards and in accordance with Rule 10A-3 of the Exchange Act, Item 407 of Regulation S-K and the Partnership’s criteria for Supervisor independence set forth below as of the date of this Proxy Statement.

The Corporate Governance Guidelines and Principles adopted by the Board of Supervisors (and available on our website at www.suburbanpropane.com) set forth that a Supervisor is deemed to be lacking a material relationship to Suburban and is therefore independent if the following criteria are satisfied:

1.	Within the past three years, the Supervisor:

a.

has not been employed by Suburban and has not received more than $100,000 per year in direct compensation from Suburban, other than Supervisor and committee fees and pension or other forms of deferred compensation for prior service;

b.

has not provided significant advisory or consultancy services to Suburban, and has not been affiliated with a company or a firm that has provided such services to Suburban in return for aggregate payments during any of the last three fiscal years of Suburban in excess of the greater of 2% of the other company’s consolidated gross revenues or $1 million;

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c.

has not been a significant customer or supplier of Suburban and has not been affiliated with a company or firm that has been a customer or supplier of Suburban and has either made to Suburban or received from Suburban payments during any of the last three fiscal years of Suburban in excess of the greater of 2% of the other company’s consolidated gross revenues or $1 million;

d.	has not been employed by or affiliated with an internal or external auditor that within the past three years provided services to Suburban; and

e.	has not been employed by another company where any of Suburban’s current executives serve on that company’s compensation committee;

2.

The Supervisor is not a spouse, parent, sibling, child, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law of a person having a relationship described in 1. above nor shares a residence with such person;

3.

The Supervisor is not affiliated with a tax-exempt entity that within the past 12 months received significant contributions from Suburban (contributions of the greater of 2% of the entity’s consolidated gross revenues or $1 million are considered significant); and

4.	The Supervisor does not have any other relationships with Suburban or with members of senior management of Suburban that the Board determines to be material.

Mr. Logan, Chairman of the Board, presides at the regularly scheduled executive sessions of the non-management Supervisors, all of whom are independent, held as part of the meetings of the Audit Committee. Investors and other parties interested in communicating directly with the non-management Supervisors as a group may do so by writing to the Non-Management Members of the Board of Supervisors, c/o Partnership Secretary, Suburban Propane Partners, L.P., P.O. Box 206, Whippany, New Jersey 07981-0206.

The Audit Committee met 8 times during fiscal 2011.

Compensation Committee

The Compensation Committee reviews the performance and sets the compensation for all executives. It also approves the design of executive compensation programs. In addition, the Compensation Committee participates in executive succession planning and management development. The committee met 3 times during fiscal 2011. Its members are John Hoyt Stookey (its Chairman), Harold R. Logan, Jr., John D. Collins, Dudley C. Mecum and Jane Swift, none of whom are officers or employees of Suburban.

Our Board has adopted a Compensation Committee Charter. A copy of our Compensation Committee Charter is available without charge from our website at www.suburbanpropane.com or upon written request directed to: Investor Relations, Suburban Propane Partners, L.P., P.O. Box 206, Whippany, New Jersey 07981-0206.

Supervisor Nominations and Criteria for Board Membership

The full Board of Supervisors, five of whom are independent in accordance with our Corporate Governance Guidelines and Principles and the rules of the NYSE, participates in the consideration of Supervisor nominees. To fulfill its responsibility to recruit nominees for election as Supervisors, the Board of Supervisors reviews the composition of the Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications. Since we do not have a separate nominating committee, there is no

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charter governing the nomination process, but our Corporate Governance Guidelines and Principles set forth the following minimum qualifications for our Supervisors, whom are nominated in accordance with the procedures set forth in the Existing MLP Agreement:

1. Integrity. Individuals must be of personal and professional integrity and ethical character, who recognize and value these qualities in others.

2. Absence of Conflicts of Interest. In addition to meeting the independence standards set forth elsewhere in the Guidelines, a Supervisor should not have any interests that would materially impair his or her ability to (i) exercise independent judgment or (ii) otherwise discharge the fiduciary duties owed as a supervisor to Suburban and its unitholders.

3. Fair and Equal Representation. A Supervisor must be able to represent fairly and equally the long-term interests of all of Suburban's unitholders without favoring or advancing any particular unitholder or other constituency of Suburban.

4. Achievement. A Supervisor must have demonstrated achievement in one or more fields of business, professional, or governmental endeavor.

5. Oversight. A Supervisor is expected to have sound judgment, borne of management or policy-making experience (which may be as an advisor or consultant), that demonstrates an ability to function effectively in an oversight role (including an inquisitive and rigorous manner of monitoring).

6. Experience and Business Understanding. A Supervisor should have relevant or relatable expertise and experience, and be able to offer advice and guidance to management based on that expertise and experience. In addition, he/she must have a general appreciation regarding key issues facing public companies of a size and operational scope similar to Suburban, including:

•	corporate governance concerns;

•	regulatory obligations of a public issuer;

•	strategic business planning; and

•	basic concepts of corporate finance.

7. Available Time. A Supervisor must have sufficient time available to devote to the affairs of the Board, be fully prepared to devote such time, and be physically and mentally capable of devoting such time. It is expected that each candidate will be available and able to attend substantially all meetings of the Board and any committees on which he/she will serve, as well as Suburban’s tri-annual and special meetings of unitholders, after taking into consideration his/her other business and professional commitments, including service on the boards of other companies. The Board should include at least some supervisors who are committed to service on the Board for an extended period of time.

8. Diversity. The Board seeks an appropriate diversity of personal and professional background, experience, expertise, and perspective among Supervisors. Board Supervisors should be able to cooperate with other Board members and contribute to the collegiality of the Board.

In addition, the Board considers the number of other boards of public companies on which a candidate serves.

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Unitholder Nominations

The Board considers candidates for Supervisor suggested by our Unitholders, provided that the recommendations are made in accordance with the procedures set forth in the Existing MLP Agreement. Any Unitholder (or group of Unitholders) that beneficially owns 10% or more of the outstanding Common Units is entitled to nominate one or more individuals to stand for election as Supervisors at a Tri-Annual Meeting by providing written notice thereof to the Board of Supervisors not more than 120 days and not less than 90 days prior to the date of such Tri-Annual Meeting; provided, however, that in the event that the date of the Tri-Annual Meeting was not publicly announced by Suburban by mail, press release or otherwise more than 100 days prior to the date of such meeting, such notice, to be timely, must be delivered to the Board of Supervisors not later than the close of business on the 10th day following the date on which the date of the Tri-Annual Meeting was announced. The notice must set forth (i) the name and address of the Unitholder(s) making the nomination or nominations, (ii) the number of Common Units beneficially owned by such Unitholder(s), (iii) such information regarding the nominee(s) proposed by the Unitholder(s) as would be required to be included in a proxy statement relating to the solicitation of proxies for the election of Supervisors filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee(s) been nominated or intended to be nominated to the Board of Supervisors, (iv) the written consent of each nominee to serve as a member of the Board of Supervisors if so elected and (v) a certification that such nominee(s) qualify as Supervisor(s). Unitholder nominees whose nominations comply with these procedures and who meet the minimum criteria for Board membership, as outlined above, will be evaluated by the Board of Supervisors in the same manner as the Board’s nominees.

Attendance at Meetings

Unitholder Meetings

It is the policy of the Board of Supervisors that all Supervisors should attend Suburban’s Unitholder meetings. All seven of the then Supervisors attended the Tri-Annual Meeting of Unitholders in July 2009.

Board and Committee Meetings

The Board held 6 meetings in fiscal 2011. Each Supervisor attended at least 75% of the total number of meetings of the Board and of the Committees of the Board on which such Supervisor served.

Unitholder Communications with the Board of Supervisors

Unitholders who wish to communicate directly with the Board as a group may do so by writing to the Suburban Board of Supervisors, c/o Partnership Secretary, Suburban Propane Partners, L.P., P.O. Box 206, Whippany, New Jersey 07981-0206. Unitholders may also communicate directly with individual Supervisors by addressing their correspondence accordingly.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our Supervisors, executive officers and holders of 10 percent or more of our Common Units to file initial reports of ownership and reports of changes in ownership of our Common Units with the Securities and Exchange Commission. Supervisors, executive officers and 10 percent Unitholders are required to furnish Suburban with copies of all Section 16(a) forms that they file. Based on a review of these filings, we believe that all such filings were timely made during fiscal 2011.

Code of Ethics and Code of Business Conduct and Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and a Code of

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Business Conduct and Ethics that applies to all of our employees, officers and Supervisors. Copies of our Code of Ethics and our Code of Business Conduct and Ethics are available without charge from our website at www.suburbanpropane.com or upon written request directed to: Investor Relations, Suburban Propane Partners, L.P., P.O. Box 206, Whippany, New Jersey 07981-0206. Any amendments to, or waivers from, provisions of our Code of Ethics or our Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer will be posted on our website.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines and Policies in accordance with the NYSE corporate governance listing standards in effect as of the date of this Proxy Statement. Copies of our Corporate Governance Guidelines are available without charge from our website at www.suburbanpropane.com or upon written request directed to: Investor Relations, Suburban Propane Partners, L.P., P.O. Box 206, Whippany, New Jersey 07981-0206.

NYSE Annual CEO Certification

The NYSE requires the Chief Executive Officer of each listed company to submit a certification indicating that the company is not in violation of the Corporate Governance listing standards of the NYSE on an annual basis. Mr. Dunn submitted his Annual CEO Certification for our 2011 fiscal year to the NYSE without qualification.

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REPORT OF THE AUDIT COMMITTEE

This report by the Audit Committee is required by the rules of the Securities and Exchange Commission pursuant to paragraph (d)(3) of Regulation S-K Item 407. It shall not be deemed to be “soliciting material,” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Suburban specifically incorporates it by reference in such filing.

In accordance with the provisions of its written charter, the Audit Committee assists the Board of Supervisors in fulfilling its responsibility for oversight of (a) the integrity of Suburban’s financial statements and internal control over financial reporting; (b) Suburban’s compliance with applicable laws, regulations, and the code of conduct; (c) independence and qualifications of the independent registered public accountants; (d) the performance of the internal audit function and the independent registered public accountants; and (e) accounting complaints. Management of Suburban is responsible for the preparation, integrity and objectivity of Suburban’s financial statements in accordance with generally accepted accounting principles and for establishing and maintaining a system of internal accounting and disclosure controls. PricewaterhouseCoopers LLP, Suburban’s independent registered public accounting firm, audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of Suburban in conformity with accounting principles generally accepted in the United States of America and discusses with the Audit Committee any issues they believe should be raised. The independent registered public accounting firm also annually audits the effectiveness of internal controls over financial reporting.

The Audit Committee has reviewed and discussed the audited consolidated financial statements set forth in Suburban’s Annual Report on Form 10-K for the fiscal year ended September 24, 2011 with management. The Audit Committee also discussed with PricewaterhouseCoopers LLP those matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee received the written disclosures and letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP the independence of that firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Supervisors that Suburban’s audited financial statements be included in Suburban’s Annual Report on Form 10-K for the fiscal year ended September 24, 2011, filed with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee of the Board of Supervisors.

John D. Collins, Chairman

Harold R. Logan, Jr.

John H. Stookey

Dudley C. Mecum

Jane Swift

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PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees for services related to fiscal years 2011 and 2010 provided by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

	September 30,	September 30,
	Fiscal	Fiscal
	2011	2010

Audit Fees (a)	$1,956,000	$2,162,500
Audit-Related Fees (b)	—	—
Tax Fees (c)	686,425	728,223
All Other Fees (d)	1,800	1,605

(a)

Audit Fees consist of professional services rendered for the integrated audit of our annual consolidated financial statements and our internal control over financial reporting, including reviews of our quarterly financial statements, as well as the issuance of consents in connection with other filings made with the Securities and Exchange Commission.

(b)

Audit-Related Fees consist of fees for services that are related to the performance of the integrated audit of our annual consolidated financial statements and our internal control over financial reporting and are not included in Audit Fees.

(c)	Tax Fees consist of fees for professional services related to tax reporting, tax compliance and transaction services assistance.

(d)	All Other Fees represent fees for the purchase of a license to an accounting research software tool.

The Audit Committee of the Board of Supervisors has adopted a formal policy concerning the approval of audit and non-audit services to be provided by the independent registered public accounting firm, PricewaterhouseCoopers LLP. The policy requires that all services PricewaterhouseCoopers LLP may provide to us, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by PricewaterhouseCoopers LLP during fiscal 2011 and fiscal 2010.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains our executive compensation philosophy, policies and practices with respect to the following executive officers of Suburban, which we refer to as the “named executive officers”: Mr. Dunn, our President and Chief Executive Officer; Mr. Stivala, our Chief Financial Officer; and the other three most highly compensated executive officers, Mr. Boyd, our Vice President of Field Operations; Mr. Wienberg, our Vice President of Operational Support and Analysis and Mr. Brinkworth, our Vice President of Product Supply.

Executive Compensation Philosophy and Components

The objectives of our executive compensation program are as follows:

•	The attraction and retention of talented executives who have the skills and experience required to achieve our goals; and

•	The alignment of the short-term and long-term interests of our executive officers with the short-term and long-term interests of our Unitholders.

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We accomplish these objectives by providing our executives with compensation packages that combine various components that are specifically linked to either short-term or long-term performance measures. Therefore, our executive compensation packages are designed to achieve our overall goal of sustainable, profitable growth by rewarding our executive officers for behaviors that facilitate our achievement of this goal.

The principal components of the compensation we provide to our named executive officers are as follows:

•	Base salary;

•	Cash incentives paid under a performance-based annual bonus plan;

•	Long-Term Incentive Plan awards; and

•	Awards of restricted units under the Restricted Unit Plans.

We align the short-term and long-term interests of our executive officers with the short-term and long-term interests of our Unitholders by:

•	Providing our executive officers with an annual incentive target that encourages them to achieve or exceed targeted financial results and operating performance for the fiscal year;

•	Providing a long-term incentive plan that encourages our executive officers to implement activities and practices conducive to sustainable, profitable growth; and

•

Providing our executive officers with restricted units in order to retain the services of the participating executive officers over a five-year period while simultaneously encouraging behaviors conducive to the long-term appreciation of our Common Units.

Establishing Executive Compensation

The Compensation Committee, which we hereafter refer to as the “Committee,” is responsible for overseeing our executive compensation program. In accordance with its charter, available on our website at www.suburbanpropane.com, the Committee ensures that the compensation packages provided to our executive officers are designed in accordance with our compensation philosophy. The Committee reviews and approves the compensation packages of our managing directors, assistant vice presidents, vice presidents and our named executive officers.

Annually, our Senior Vice President of Administration prepares a comprehensive analysis of each executive officer’s past and current compensation to assist the Committee in the assessment and determination of executive compensation packages for the subsequent fiscal year. The Committee considers a number of factors in establishing the compensation packages for each executive officer, including, but not limited to, tenure, scope of responsibility and individual performance. The relative importance assigned to each of these factors by the Committee may differ from executive to executive. The performance of each of our executive officers is continually assessed by the Committee and by our highest-ranking executive officers and also factors into the decision-making process, particularly in relation to promotions and increases in base compensation. In addition, as part of the Committee’s annual review of each executive officer’s total compensation package, the Committee is provided with benchmarking data for comparison. The benchmarking data is just one of a number of factors considered by the Committee, but is not necessarily the most persuasive factor.

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The benchmarking data provided to the Committee for the 2011 fiscal year was derived from the Mercer Human Resource Consulting, Inc. (“Mercer”) Benchmark Database containing information obtained from surveys of over 2,269 organizations and approximately 201 positions which may include similarly-sized national propane marketers. The Committee does not base its benchmarking solely on a peer group of other propane marketers. The use of the Mercer database provides a broad base of compensation benchmarking information for companies of a similar size to Suburban. The benchmarking information used by the Committee consisted of organizations included in the Mercer database that report median annual revenues of between $1.4 billion and $3.8 billion per year.

The Committee believes that using the Mercer database to evaluate “total cash compensation opportunities” is appropriate because of the proximity of Suburban’s headquarters to New York City and the need to realistically compete for skilled executives in an environment shared by numerous other enterprises that seek similarly skilled employees. The Committee chooses not to base its benchmarking on the compensation practices of other propane marketers due to the fact that the other, similarly-sized propane marketers compete for executives in vastly different economic environments.

Conversely, for the reasons set forth under the subheading “2003 Long-Term Incentive Plan” below, the Committee decided to include other propane marketers, structured as publicly traded partnerships, in the peer group it selected for measuring our performance for awards granted under the 2003 Long-Term Incentive Plan. Earning a payment under the 2003 Long-Term Incentive Plan is dependent upon the performance (referred to in the plan document as “total return to unitholders”) of our Common Units relative to the unit performance of a peer group of eleven other master limited partnerships over a three-year measurement period.

In making their decisions regarding executive compensation packages for the coming fiscal year, the members of the Committee review the total cash compensation opportunities that were provided to our executive officers during the just completed fiscal year. Each executive officer’s “total cash compensation opportunity” consists of base salary, an annual cash bonus, and Long-Term Incentive Plan awards. The Committee then informally compares each executive officer’s total cash compensation opportunity to the total mean cash compensation opportunity for the parallel position in the Mercer database. By focusing on each executive officer’s total cash compensation opportunity as a whole, instead of on single components of compensation such as base salary, when it met on November 9, 2010, the Committee created fiscal 2011 compensation packages for our executive officers that emphasized the performance-based components of compensation.

Role of Executive Officers and the Compensation Committee in the Compensation Process

The Committee establishes and enforces our general compensation philosophy in consultation with our President and Chief Executive Officer. The role of our President and Chief Executive Officer in the executive compensation process is to recommend individual pay adjustments for the executive officers, other than himself, to the Committee based on market conditions, our performance, and individual performance. With the assistance of our Senior Vice President of Administration, our President and Chief Executive Officer presents the Committee with information comparing each executive officer’s compensation to the mean compensation figures provided in the Mercer database.

Suburban’s sole use of the Mercer database was to provide the Committee with benchmarking data. Therefore, neither our President and Chief Executive Officer nor our Senior Vice President of Administration met with representatives from Mercer. The information provided by Mercer was derived from a proprietary database maintained by Mercer and, as such, there was no formal consultancy role played by them. The Committee believes that the Mercer benchmarking data, which is provided to the Committee by our Senior Vice President of Administration, can be used by the Committee as an objective benchmark on which decisions relative to executive compensation can be based. In the course of its deliberations, the Committee compares the objective data obtained from the Mercer database to the internal analyses prepared by our Senior Vice President of Administration.

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Among other duties, the Committee has overall responsibility for:

•	Reviewing and approving compensation of our President and Chief Executive Officer, Chief Financial Officer and our other executive officers;

•	Reporting to the Board of Supervisors any and all decisions regarding compensation changes for our President and Chief Executive Officer, Chief Financial Officer and our other executive officers;

•	Evaluating and approving our annual cash bonus plan, long-term incentive plan, restricted unit plan, as well as all other executive compensation policies and programs;

•	Administering and interpreting the compensation plans that constitute each component of our executive officers’ compensation packages; and

•	Engaging consultants, when appropriate, to provide independent, third-party advice on executive officer-related compensation.

Allocation Among Components

Under our compensation structure, the mix of base salary, cash bonus and long-term compensation provided to each executive officer varies depending on his or her position. The base salary for each executive officer is the only fixed component of compensation. All other cash compensation, including annual cash bonuses and long-term incentive compensation, is variable in nature as it is dependent upon achievement of certain performance measures. The following table summarizes the components as percentages of each named executive officer’s total cash compensation opportunity in fiscal 2011 (as determined at the Committee’s November 9, 2010 meeting).

	September 30,	September 30,	September 30,
	Base Salary	Cash Bonus Target	Long-Term Incentive
Michael J. Dunn, Jr.	40%	40%	20%
Michael A. Stivala	45%	36%	19%
Steven C. Boyd	45%	36%	19%
Mark Wienberg	45%	36%	19%
Douglas T. Brinkworth	45%	36%	19%

In allocating compensation among these components, we believe that the compensation of our senior-most levels of management—the levels of management having the greatest ability to influence our performance—should be at least 50% performance-based, while lower levels of management should receive a greater portion of their compensation in base salary. Additionally, our short-term and long-term incentive plans do not provide for minimum payments and are, thus, truly pay-for-performance compensation plans.

Internal Pay Equity

In determining the different compensation packages for each of our named executive officers, the Committee takes into consideration a number of factors, including the level of responsibility and influence that each named executive officer has over the affairs of Suburban, tenure with Suburban, individual performance and years of experience in his or her current position. The relative importance assigned to each of these factors by the Committee may differ from executive to executive. The

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Committee will also consider the existing level of equity ownership of each of our named executive officers when granting awards under our Restricted Unit Plans (see below for a description of these plans). As a result, different weights may be given to different components of compensation among each of our named executive officers. In addition, as discussed in the section above titled “Allocation Among Components,” the compensation packages that we provide to our senior-most levels of management are, at a minimum, 50% performance-based. In order to align the interests of senior management with the interests of our Unitholders, we consider it requisite to accentuate the performance-based elements of the compensation packages that we provide to these individuals.

Base Salary

Base salaries for the named executive officers and all of our other executive officers, are reviewed and approved annually by the Committee. In order to determine base salary increases, the Committee’s practice is to compare each executive officer’s base salary with the corresponding mean salary provided in the Mercer database. The Committee usually determines base salary adjustments, which may be higher or lower than the comparative data, following an assessment of our overall results as well as each executive officer’s position, performance and scope of responsibility, while at the same time considering each executive officer’s previous total cash compensation opportunities. In accordance with this process, and the philosophy described above, the Committee did not adjust the base salaries of the named executive officers during fiscal 2011; instead, the Committee decided to increase each of the bonus target percentages of each of the named executive officers (with the exception of Mr. Dunn’s, whose bonus target percentage was already at 100%). The Committee reasoned that this action would further align the interests of management with the interests of our Unitholders. In the event of a promotion, a significant increase in an executive officer’s responsibilities, or a new hire, it is the Committee’s practice to review that executive officer’s base salary at that time and take such action as the Committee deems warranted.

The total base salary paid to each named executive officer in fiscal 2011 is reported in the column titled “Salary ($)” in the Summary Compensation Table below.

As of the date this Proxy Statement was mailed to our Unitholders, the Committee has not adjusted the base salaries, nor the bonus target percentages, of the named executive officers for fiscal 2012.

Annual Cash Bonus Plan

Annual cash bonuses (which fall within the Securities and Exchange Commission’s definition of “Non-Equity Incentive Plan Compensation” for the purposes of the Summary Compensation Table and otherwise) are earned by our executive officers in accordance with the objective performance provisions of our annual cash bonus plan.

The terms of our annual cash bonus plan provide for cash payments of a specified percentage (which, in fiscal 2011, ranged from 80% to 100%) of our named executive officers’ annual base salaries (“target cash bonus”) if, for the fiscal year, actual cash bonus plan EBITDA equals Suburban’s budgeted EBITDA. For purposes of calculating cash bonus plan EBITDA, the Committee customarily adjusts both budgeted and actual EBITDA (as defined in Item 6 in this annual report on Form 10-K) for various items considered to be non-recurring in nature; including, but not limited to, unrealized (non-cash) gains or losses on derivative instruments reported within cost of products sold in our statement of operations and gains or losses on the disposal of discontinued operations. Under the previous annual cash bonus plan, executive officers had the opportunity to earn between 90% and 110% of their target cash bonuses; however, beginning with fiscal 2011, executive officers have the opportunity to earn between 60% and 120% of their target cash bonuses, depending upon Suburban’s EBITDA performance in the fiscal year. Under the existing annual cash bonus plan, no bonuses are earned if actual cash bonus plan EBITDA is less than 90% of budgeted cash bonus plan EBITDA, and cash bonuses cannot exceed 120% of the target cash bonus even if actual cash bonus plan EBITDA is more than 120% of budgeted cash bonus plan EBITDA.

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Although our annual cash bonus plan is generally administered using the formula described above, the Committee may exercise its broad discretionary powers to decrease or increase the annual cash bonus paid to a particular executive officer, upon the recommendation of our President and Chief Executive Officer, or the executive officers as a group, when the Committee recognizes that an adjustment is warranted. During fiscal 2011, no such discretionary adjustments were made to the annual cash bonuses earned by our executives.

For fiscal 2011, our budgeted cash bonus plan EBITDA was $195 million (“Budgeted EBITDA”). Our actual cash bonus plan EBITDA was such that each of our executive officers earned 60% of his or her target cash bonus. The following table provides the fiscal 2011 budgeted cash bonus plan EBITDA targets that were established at the November 9, 2010 Compensation Committee meeting:

	September 30,	September 30,	September 30,	September 30,
Hypothetical Fiscal 2011 Cash Bonus Plan EBITDA Results (in Millions)		Hypothetical Fiscal 2011 Cash Bonus Plan EBITDA Expressed as a Percentage of Budgeted Cash Bonus Plan EBITDA		Target Bonus Percentage that would have been Earned if Actual Cash Bonus Plan EBITDA Equaled the Figure in the First Column
$ 234.0		120%		120%
$ 214.5		110%		110%
$ 195.0 (1)		100%		100%
$ 185.3		95%		90%
$ 175.5		90%		60%

(1)	Budgeted cash bonus plan EBITDA for fiscal 2011.

The bonuses earned under the annual cash bonus plan for fiscal 2011 by each of our named executive officers are reported in the column titled “Non-Equity Incentive Plan Compensation ($)” in the Summary Compensation Table below.

The fiscal 2011 target cash bonus percentages and target cash bonuses established for each named executive officer and the actual cash bonuses earned by each of them during fiscal 2011 are summarized as follows:

	September 30,	September 30,	September 30,
Name	2011 Target Cash Bonus as a % of Base Salary	2011 Target Cash Bonus	2011 Actual Cash Bonus Earned
Michael J. Dunn, Jr.	100%	$475,000	$285,000
Michael A. Stivala	80%	$220,000	$132,000
Steven C. Boyd	80%	$216,000	$129,600
Mark Wienberg	80%	$200,000	$120,000
Douglas T. Brinkworth	80%	$196,000	$117,600

For purposes of establishing the cash bonus targets for fiscal 2011, the Committee reviewed and approved our fiscal 2011 budgeted cash bonus plan EBITDA at its November 9, 2010 meeting. The budgeted cash bonus plan EBITDA is developed annually using a bottom-up process factoring in reasonable growth

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targets from the prior year’s performance, while at the same time attempting to reach a balance between a target that is reasonably achievable, yet not assured. As described above, executive officers have the opportunity to earn between 60% and 120% of their target cash bonuses. Over the past three years, our actual cash bonus plan EBITDA was such that each of our executive officers earned 60%, 100%, and 110% of their respective target cash bonus for fiscal 2011, fiscal 2010 and fiscal 2009, respectively.

The named executive officers’ target cash bonuses for fiscal 2012 are the same as those for fiscal 2011. Actual payments for fiscal 2012 under the annual cash bonus plan will depend upon the percentage of the budgeted cash bonus plan EBITDA for fiscal 2012 that is eventually achieved. The budgeted cash bonus plan EBITDA for fiscal 2012 was established using the same bottom-up process described above, which is designed to reach a balance between a target that is reasonably achievable, yet not assured.

2003 Long-Term Incentive Plan

At the beginning of fiscal 2003, we adopted the 2003 Long-Term Incentive Plan, which we refer to as the “2003 LTIP,” a phantom unit plan, as a principal component of our executive compensation program. While the annual cash bonus plan is a pay-for-performance plan that focuses on our short-term financial goals, the 2003 LTIP is designed to motivate our executive officers to focus on long-term financial goals. Awards under the LTIP measure the market performance of our Common Units on the basis of total return to our Unitholders, which we refer to as “TRU,” during a three-year measurement period commencing on the first day of the fiscal year in which an unvested award was granted and compares our TRU to the TRU of each of the other members of a predetermined peer group, consisting solely of other master limited partnerships, approved by the Committee. The predetermined peer group may vary from year-to-year, but for all outstanding awards, includes AmeriGas Partners, L.P., Ferrellgas Partners, L.P. and Inergy, L.P. (the other propane master limited partnerships). Unvested awards are granted at the beginning of each fiscal year as a Committee-approved percentage of each executive officer’s salary. Cash payouts, if any, are earned and paid at the end of the three-year measurement period.

The 2003 LTIP is designed to:

•	Align a portion of our executive officers’ compensation opportunities with the long-term goals of our Unitholders;

•	Provide long-term compensation opportunities consistent with market practice;

•	Reward long-term value creation; and

•	Provide a retention incentive for our executive officers and other key employees.

At the beginning of the three-year measurement period, each executive officer’s unvested award of phantom units is calculated by dividing a predetermined percentage (i.e., 52%), which was established by the Committee upon adoption of the 2003 LTIP, of the executive officer’s target cash bonus by the average of the closing prices of our Common Units for the twenty days preceding the beginning of the fiscal year. At the end of the three-year measurement period, depending on the quartile ranking within which our TRU falls relative to the other members of the peer group, our executive officers, as well as the other participants, all of whom are key employees, will receive a cash payout equal to:

•	The quantity of the participant’s phantom units multiplied by the average of the closing prices of our Common Units for the twenty days preceding the conclusion of the three-year measurement period;

•	The quantity of the participant’s phantom units multiplied by the sum of the distributions that would have inured to one of our outstanding Common Units during the three-year measurement period; and

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•

The sum of the products of the two preceding calculations multiplied by: zero if our performance falls within the lowest quartile of the peer group; 50% if our performance falls within the second lowest quartile; 100% if our performance falls within the second highest quartile; and 125% if our performance falls within the top quartile.

The three-year measurement period of the fiscal 2009 award ended simultaneously with the conclusion of fiscal 2011. The TRU for the fiscal 2009 award fell within the second highest quartile. The following is a summary of the cash payouts related to the fiscal 2009 award earned by our named executive officers at the conclusion of fiscal 2011.

	September 30,
Michael J. Dunn, Jr.	$350,057	(1)
Michael A. Stivala	$160,609	(1)
Steven C. Boyd	$160,609	(1)
Mark Wienberg	$123,962	(1)
Douglas T. Brinkworth	$139,008	(1)

(1)

The cash payouts related to our named executive officers’ fiscal 2009 awards earned at the conclusion of fiscal 2011 is an additional disclosure that bears no meaningful relationship to the estimated probable outcomes reported in column (e) of the Summary Compensation Table below.

The following is a summary of the quantities of phantom units that signify the unvested awards granted to our named executive officers during fiscal 2011 and fiscal 2010 that will be used to calculate cash payments at the end of each award’s respective three-year measurement period (i.e., at the end of fiscal 2013 for the fiscal 2011 award and at the end of fiscal 2012 for the fiscal 2010 award):

	September 30,	September 30,
	Fiscal 2011 Award	Fiscal 2010 Award
Michael J. Dunn, Jr.	4,787	5,981
Michael A. Stivala	2,217	2,597
Steven C. Boyd	2,177	2,550
Mark Wienberg	2,016	2,203
Douglas T. Brinkworth	1,975	2,314

The members of the peer groups selected by the Committee for the fiscal 2011, fiscal 2010 and fiscal 2009 awards consist entirely of publicly-traded partnerships. The Committee decided upon these peer groups because all publicly-traded partnerships have similar tax attributes and can, as a result, distribute more cash than similarly-sized corporations generating similar revenues. At its November 10, 2009 meeting, the Committee reviewed the performance of each of the members of the peer group used for the fiscal 2009 and fiscal 2008 awards under the 2003 LTIP and, as a result, replaced two of the members of the peer group for the fiscal 2011 and fiscal 2010 awards under the 2003 LTIP. Among other factors, in reaching its decision to replace two members of the current peer group, the Committee considered distributions and price fluctuations.

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The following tables list, in alphabetical order, the names and ticker symbols of the peer group used to measure our performance during three-year measurement periods for the fiscal 2011, fiscal 2010 and fiscal 2009 awards under the 2003 LTIP:

Fiscal 2011 and Fiscal 2010 LTIP Award Peer Group

Peer Group Member Name	Ticker Symbol
AmeriGas Partners, L.P.	APU
Copano Energy, LLC	CPNO
Dorchester Minerals, L.P.	DMLP
Enbridge Energy Partners, L.P.	EEP
Energy Transfer Partners, L.P.	ETP
Ferrellgas Partners, L.P.	FGP
Global Partners, L.P.	GLP
Inergy, L.P.	NRGY
MarkWest Energy Partners, L.P.	MWE
Plains All American Pipeline, L.P.	PAA
Sunoco Logistics Partners, L.P.	SXL

Fiscal 2009 LTIP Awards Peer Group

Peer Group Member Name	Ticker Symbol
AmeriGas Partners, L.P.	APU
Copano Energy, LLC	CPNO
Crosstex Energy, L.P.	XTEX
Dorchester Minerals, L.P.	DMLP
Energy Transfer Partners, L.P.	ETP
Ferrellgas Partners, L.P.	FGP
Inergy, L.P.	NRGY
MarkWest Energy Partners, L.P.	MWE
Plains All American Pipeline, L.P.	PAA
Star Gas Partners, L.P.	SGU
Sunoco Logistics Partners, L.P.	SXL

On January 24, 2008, the Committee amended the retirement provisions of the plan document to provide that a retirement-eligible participant’s outstanding awards vest as of the retirement-eligible date, but such awards remain subject to the same three-year measurement period for purposes of determining the eventual cash payout, if any, at the conclusion of the measurement period. This amendment applies to all outstanding awards under the 2003 LTIP.

The grant date values based on the probable outcomes of the awards under the 2003 LTIP granted during the 2011 fiscal year are reported in the column titled “Unit Awards ($)” in the Summary Compensation Table below.

Following fiscal 2011, at its meeting on November 9, 2011, the Committee adopted the 2013 Long-Term Incentive Plan, which we refer to as the “2013 LTIP” and together with the 2003 LTIP, the “LTIPs”, as a replacement for the 2003 LTIP, which will expire on September 30, 2012. The 2013 LTIP will become effective on October 1, 2012. The provisions of the 2013 LTIP are essentially identical to the provisions of the 2003 LTIP.

The following is a summary of the quantities of phantom units that signify the unvested awards granted to our named executive officers under the 2003 LTIP during fiscal 2012, subsequent to the filing of our fiscal 2011 Annual Report on Form 10-K. These quantities will be used to calculate cash payments at the end of this award’s three-year measurement period (i.e., at the end of fiscal 2014).

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September 30,
Fiscal 2012 Award
Michael J. Dunn, Jr.	5,258
Michael A. Stivala	2,435
Steven C. Boyd	2,391
Mark Wienberg	2,214
Douglas T. Brinkworth	2,169

The peer group selected by the Committee to measure our performance during this award’s three-year measurement period is identical to that which was selected for the fiscal 2011 and fiscal 2010 awards.

Restricted Unit Plans

2000 and 2009 Restricted Unit Plans (which we collectively refer to as the “RUP”)

We adopted the 2000 Restricted Unit Plan effective November 1, 2000. Upon adoption, this plan authorized the issuance of 487,805 Common Units to our executive officers, managers and other employees and to the members of our Board of Supervisors. On October 17, 2006, following approval by our Unitholders, we adopted amendments to this plan which, among other things, increased the number of Common Units authorized for issuance under this plan by 230,000 for a total of 717,805. As this plan terminated by its terms on October 31, 2010, no future awards can be made under this plan; however such termination will not affect the continued validity of any awards granted under the plan prior to its termination.

At our July 22, 2009 Tri-Annual Meeting, our Unitholders approved our adoption of the 2009 Restricted Unit Plan effective August 1, 2009. Upon adoption, this plan authorized the issuance of 1,200,000 Common Units to our executive officers, managers and other employees and to the members of our Board of Supervisors. The provisions of both restricted unit plans are substantially identical. At the conclusion of fiscal 2011, there remained 967,594 restricted units available under the RUP for future awards.

When the Committee authorizes an award of restricted units, the unvested units underlying an award do not provide the grantee with voting rights and do not receive distributions or accrue rights to distributions during the vesting period. Restricted unit awards normally vest as follows: 25% on each of the third and fourth anniversaries of the grant date and the remaining 50% on the fifth anniversary of the grant date. Unvested awards are subject to forfeiture in certain circumstances as defined in the applicable RUP document. Upon vesting, restricted units are automatically converted into our Common Units, with full voting rights and rights to receive distributions.

The RUP contains a retirement provision that provides for the vesting (six months and one day after the retirement date of qualifying participants) of unvested awards held by a retiring participant who meet all three of the following conditions on his or her retirement date:

•	The unvested award has been held by the grantee for at least six months;

•	The grantee is age 55 or older; and

•	The grantee has worked for us or one of our predecessors for at least 10 years.

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All RUP awards are approved by the Committee. Because individual circumstances differ, the Committee has not adopted a formulaic approach to making RUP awards. Although the reasons for granting an award can vary, the objective of granting an award to a recipient is to retain the services of the recipient over the five-year vesting period while, at the same time providing the type of motivation that further aligns the long-term interests of the recipient with the long-term interests of our Unitholders. The reasons for which the Committee grants RUP awards include, but are not limited to, the following:

•	To attract skilled and capable candidates to fill vacant positions;

•	To retain the services of an employee;

•	To provide an adequate compensation package to accompany an internal promotion; and

•	To reward outstanding performance.

In determining the quantity of restricted units to grant to executive officers and other key employees, the Committee considers, without limitation:

•	The executive officer’s scope of responsibility, performance and contribution to meeting our objectives;

•	The total cash compensation opportunity provided to the executive officer for whom the award is being considered;

•	The value of similar equity awards to executive officers of similarly sized enterprises; and

•	The current value of a similar quantity of outstanding Common Units.

In addition, in establishing the level of restricted units to grant to our executive officers, the Committee considers the existing level of outstanding unvested RUP awards held by our executive officers.

The Committee generally approves awards under the RUP at its first meeting each fiscal year following the availability of the financial results for the prior fiscal year; however, occasionally the Committee grants awards at other times of the year, particularly when the need arises to grant awards because of promotions and new hires.

The Committee has adopted a general policy with respect to the effective grant date of subsequent awards of restricted units under the RUP which states that:

Unless the Committee expressly determines otherwise for a particular award at the time of its approval of such award, the effective date of grant of all awards of restricted units under the RUP in a given calendar year will be the first business day in the month of December of that calendar year. If, at the discretion of the Committee, an award is expressed as a dollar amount, then such award will be converted into the number of restricted units, as of the effective date of grant, obtained by dividing the dollar amount of the award by the average of the closing prices, on the New York Stock Exchange, of one Common Unit of Suburban for the 20 trading days immediately prior to that effective date of grant.

During fiscal 2011, RUP awards were granted to the following named executive officers:

	September 30,	September 30,
Grant Name	Date	Quantity
Michael J. Dunn, Jr.	December 1, 2010	9,060
Michael A. Stivala	December 1, 2010	5,436
Steven C. Boyd	December 1, 2010	5,436
Mark Wienberg	December 1, 2010	5,436
Douglas T. Brinkworth	December 1, 2010	5,436

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In connection with Mr. Dunn’s assumption of additional responsibilities as Suburban’s Chief Executive Officer at the commencement of fiscal 2010, the Committee, at its November 10, 2009 meeting, granted Mr. Dunn a RUP award, as of December 1, 2010, equal in value to $500,000. The Committee made this award because it believes that equity compensation is a critical component of executive compensation that helps to retain and motivate our executives and because the Committee wished to mitigate a perceived shortfall between the cash components of Mr. Dunn’s compensation and the mean compensation for a comparable position reported in the Mercer database. This RUP award was converted into 9,060 restricted units on the grant date using the formula set forth above. The terms of Mr. Dunn’s award are such that the entire award will vest on the last day of fiscal 2012 and at no time between the grant date and this vesting date will this award be subject to the vesting upon retirement provisions of the RUP described above. In determining the fiscal 2011 awards for Mr. Stivala, Mr. Boyd, Mr. Wienberg and Mr. Brinkworth, the Committee relied upon information provided by the Mercer database to conclude that these awards were necessary to remediate shortfalls perceived by the Committee in the cash compensation of these named executive officers as well as in recognition of their individual achievements.

The aggregate grant date fair values of RUP awards made during the 2011 fiscal year computed in accordance with accounting principles generally accepted in the United States of America are reported in the column titled “Unit Awards ($)” in the Summary Compensation Table below.

During fiscal 2012, RUP awards were granted to the following named executive officers subsequent to the filing of our fiscal 2011 Annual Report on Form 10-K:

	September 30,	September 30,
Grant Name	Date	Quantity

Michael J. Dunn, Jr.	December 1, 2011	8,000
Michael A. Stivala	December 1, 2011	6,378
Steven C. Boyd	December 1, 2011	6,378
Mark Wienberg	December 1, 2011	6,378
Douglas T. Brinkworth	December 1, 2011	6,378

Equity Holding Policy

Effective April 22, 2010, the Committee adopted an Equity Holding Policy which establishes guidelines for the level of Partnership equity holdings that members of the Board and our executives are expected to maintain. The Equity Holding Policy can be accessed through a link on Suburban’s website at www.suburbanpropane.com under the “Investors” tab.

Suburban’s equity holding requirements are as follows:

Position	Amount
Member of the Board of Supervisors	2 x Annual Fee
Chief Executive Officer	5 x Base Salary
President	5 x Base Salary
Chief Operating Officer	3 x Base Salary
Chief Financial Officer	3 x Base Salary
Executive Vice President	3 x Base Salary
Senior Vice President	2.5 x Base Salary
Vice President	1.5 x Base Salary
Assistant Vice President	1 x Base Salary
Managing Director	1 x Base Salary

As of the January 2, 2012 measurement date, all of our executive officers, including our named executive officers, were in compliance with Suburban’s Equity Holding Policy.

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Incentive Compensation Recoupment Policy

Upon recommendation by the Committee, the Board of Supervisors has adopted an Incentive Compensation Recoupment Policy which permits the Committee to seek the reimbursement from certain executives of Suburban and the Operating Partnership of incentive compensation (i.e., payments/awards pursuant to the annual cash bonus plan, the LTIPs and RUP) paid to those executives in connection with any fiscal year for which there is a significant restatement of the published financial statements of Suburban triggered by a material accounting error, which results in less favorable results than those originally reported by Suburban. Such reimbursement can be sought from executives even if they had no responsibility for the restatement. In addition to the foregoing, if the Committee determines that any fraud or intentional misconduct by an executive was a contributing factor to Suburban having to make a significant restatement, then the Committee is authorized to take appropriate action against such executive, including disciplinary action, up to, and including, termination, and requiring reimbursement of all, or any part, of the compensation paid to that executive in excess of that executive’s base salary, including cancellation of any unvested restricted units. The Incentive Compensation Recoupment Policy is available on our website at www.suburbanpropane.com under the “Investors” tab.

Pension Plan

We sponsor a noncontributory defined benefit pension plan that was originally designed to cover all of our eligible employees who met certain criteria relative to age and length of service. Effective January 1, 1998, we amended the plan in order to provide for a cash balance format rather than the final average pay format that was in effect prior to January 1, 1998. The cash balance format is designed to evenly spread the growth of a participant’s earned retirement benefit throughout his or her career rather than the final average pay format, under which a greater portion of a participant’s benefits were earned toward the latter stages of his or her career. Effective January 1, 2000, we amended the plan to limit participation in this plan to existing participants and no longer admit new participants to the plan. On January 1, 2003, we amended the plan to cease future service and pay-based credits on behalf of the participants and, from that point on, participants’ benefits have increased only due to interest credits.

Each of our named executive officers, with the exception of Mr. Stivala and Mr. Wienberg, participates in the plan. The changes in the actuarial value relative to each named executive officer’s participation in the plan during fiscal 2011 is reported in the column titled “Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)” in the Summary Compensation Table below.

Deferred Compensation

All employees, including the named executive officers, who satisfy certain service requirements, are entitled to participate in our IRC Section 401(k) Plan, which we refer to as the “401(k) Plan,” in which participants may defer a portion of their eligible cash compensation up to the limits established by law. We offer the 401(k) Plan to attract and retain talented employees by providing them with a tax-advantaged opportunity to save for retirement.

For fiscal 2011, all of our named executive officers participated in the 401(k) Plan. The benefits provided to our named executive officers under the 401(k) Plan are provided on the same basis as to our other exempt employees. Amounts deferred by our named executive officers under the 401(k) Plan during fiscal 2011 are included in the column titled “Salary ($)” in the Summary Compensation Table below.

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In order to be competitive with other employers, if certain performance criteria are met, we will match our employee-participants’ contributions up to the lesser of 6% of their base salary or $245,000, at a rate determined based on a performance-based scale. The following chart shows the performance target criteria that must be met for each level of matching contribution:

September 30,
If We Meet This Percentage of Budgeted EBITDA(1)	The Participating Employee Will Receive this Matching Contribution for theYear

115% or higher	100%
100% to 114%	50%
90% to 99%	25%
Less than 90%	0%

(1)	For additional information regarding the non-GAAP term “Budgeted EBITDA,” refer to the explanation provided under the subheading “Annual Cash Bonus Plan” above.

For fiscal 2011, our budgeted 401(k) Plan EBITDA was $195.0 million. Based on actual fiscal 2011 401(k) Plan EBITDA results, each of our executive officers earned a matching contribution of 25%. As a result, we provided participants with a match equal to 25% of their calendar year 2011 contributions that did not exceed 6% of their total base pay up to a maximum base pay of $245,000. The matching contributions made on behalf of our named executive officers for 2011 are reported in the column titled “All Other Compensation ($)” in the Summary Compensation Table below.

Supplemental Executive Retirement Plan

In 1998, we adopted a non-qualified, unfunded supplemental retirement plan known as the Suburban Propane Company Supplemental Executive Retirement Plan, which we refer to as the “SERP”. The purpose of the SERP was to provide certain of our executive officers with a level of retirement income from us, without regard to statutory maximums, including the IRC’s limitation for defined benefit plans. In light of the conversion of the Pension Plan to a cash balance formula as described under the subheading “Pension Plan” above, the SERP was amended and restated effective January 1, 1998. The annual retirement benefit under the SERP represents the amount of annual benefits that the participants in the SERP would otherwise be eligible to receive, calculated using the same pay-based credits referenced in the “Pension Plan” section above, applied to the amount of annual compensation that exceeds the IRC’s statutory maximums for defined benefit plans, which was $200,000 in 2002. Effective January 1, 2003, the SERP was discontinued with a frozen benefit determined for the remaining participants.

At the conclusion of fiscal 2010, Mr. Dunn was the only remaining participant in the SERP. Due to the actuarial costs and administrative burdens associated with maintaining this plan for one participant, at its November 9, 2010 meeting, the Committee terminated the SERP and paid Mr. Dunn his accrued benefit of $57,611 on December 1, 2010. Because Mr. Dunn received no above-market interest credits relative to the SERP during fiscal years 2010 and 2009, nothing related to Mr. Dunn’s participation in the SERP is reported in the Summary Compensation Table below.

Other Benefits

As part of his total compensation package, each named executive officer is eligible to participate in all of our other employee benefit plans, such as the medical, dental, group life insurance and disability plans, on the same basis as other exempt employees. These benefit plans are offered to attract and retain talented employees by providing them with competitive benefits.

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Other than to Mr. Dunn, in accordance with the terms of his letter agreement (described below in the section titled “Letter Agreement of Mr. Dunn”), there are no post-termination or other special rights provided to any named executive officer to participate in these benefit programs other than the right to participate in such plans for a fixed period of time following termination of employment, on the same basis as is provided to other exempt employees, as required by law.

The costs of all such benefits incurred on behalf of our named executive officers in fiscal 2011 are reported in the column titled “All Other Compensation ($)” in the Summary Compensation Table below.

Perquisites

Perquisites represent a minor component of our executive officers’ compensation. Each of the named executive officers is eligible for tax preparation services, a company-provided vehicle, and an annual physical. The following table summarizes both the value and the utilization of these perquisites by the named executive officers in fiscal 2011.

	September 30,	September 30,	September 30,
Name	Tax Preparation Services	Employer- Provided Vehicle	Physical
Michael J. Dunn, Jr.	$7,700	$16,302	$1,300
Michael A. Stivala	$-0-	$14,698	$-0-
Steven C. Boyd	$7,200	$7,221	$-0-
Mark Wienberg	$-0-	$11,970	$1,300
Douglas T. Brinkworth	$5,100	$10,851	$1,300

Perquisite-related costs for fiscal 2011 are reported in the column titled “All Other Compensation ($)” in the Summary Compensation Table below.

Impact of Accounting and Tax Treatments of Executive Compensation

As we are a partnership and not a corporation for federal income tax purposes, we are not subject to the limitations of IRC Section 162(m) with respect to tax deductible executive compensation. Accordingly, none of the compensation paid to our named executive officers is subject to a limitation as to tax deductibility. However, if such tax laws related to executive compensation change in the future, the Committee will consider the implication of such changes to us.

Although it is Suburban’s practice to comply with the statutory and regulatory provisions of IRC Section 409A, on November 2, 2005, the Board of Supervisors approved an amendment to the Suburban Propane, L.P. Severance Protection Plan for Key Employees, which we refer to as the “Severance Plan,” to provide that if any payment under the Severance Plan subjects a participant to the 20% federal excise tax under IRC Section 409A, the payment will be grossed up to permit such participant to retain a net amount on an after-tax basis equal to what he or she would have received had the excise tax not been payable.

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Letter Agreement of Mr. Dunn

Simultaneous with the commencement of fiscal 2010, Mr. Dunn’s then existing employment agreement was terminated by mutual agreement and replaced with a letter agreement governing retirement and the implementation of a mutually agreed upon succession plan. The letter agreement between Mr. Dunn and us is summarized as follows:

•	Mr. Dunn will participate in our Severance Protection Plan (see below) at the 78-week participation level.

•

If on or after the last day of fiscal 2012, Mr. Dunn retires or leaves as a result of an agreed-upon succession plan, he will receive the following if he timely provides us with a release of all claims he might have against us at the time of his departure:

•	A payment equal to two years of base salary paid over a two year period.

•	Continuation of medical and dental benefits at no premium cost to him until attainment of age 65 (Mr. Dunn will be 63 at the conclusion of fiscal 2012).

•	Transfer of ownership of employer-provided vehicle to Mr. Dunn.

We agreed that a termination of Mr. Dunn’s employment in connection with a succession plan would be deemed a retirement for the purposes of his benefits under the employee benefit plans in which he participates. Mr. Dunn also agreed to provide us with transition consultation services for a period not to exceed two years following his departure. Mr. Dunn will not be deemed to have retired or terminated his employment if he simply relinquishes the title and responsibilities of President but remains our Chief Executive Officer.

Severance Benefits

We believe that, in most cases, employees should be paid reasonable severance benefits. Therefore, it is the general policy of the Committee to provide executive officers and other key employees who are terminated by us without cause or who choose to terminate their employment with us for good reason with a severance payment equal to, at a minimum, one year’s base salary, unless circumstances dictate otherwise. This policy was adopted because it may be difficult for former executive officers and other key employees to find comparable employment within a short period of time. However, depending upon individual facts and circumstances, particularly the severed employee’s tenure with us, the Committee may make exceptions to this general policy.

A “key employee” is an employee who has attained a director level pay-grade or higher. “Cause” will be deemed to exist where the individual has been convicted of a crime involving moral turpitude, has stolen from us, has violated his or her non-competition or confidentiality obligations, or has been grossly negligent in fulfillment of his or her responsibilities. “Good reason” generally will exist where an executive officer’s position or compensation has been decreased or where the employee has been required to relocate.

Change of Control

Our executive officers and other key employees have built Suburban into the successful enterprise that it is today; therefore, we believe that it is important to protect them in the event of a change of control. Further, it is our belief that the interests of our Unitholders will be best served if the interests of our executive officers are aligned with them, and that providing change of control benefits should eliminate, or at least reduce, the reluctance of our executive officers to pursue potential change of control transactions that may be in the best interests of our Unitholders. Additionally, we believe that the severance benefits provided to our executive officers and to our key employees are consistent with market practice and appropriate because these benefits are an inducement to accepting employment and because the executive officers have agreed to and are subject to non-competition and non-solicitation covenants for a period following termination of employment. Therefore, our executive officers and other key employees are provided with employment protection following a change of control, which we refer to as the “Severance Protection Plan”. During fiscal 2011, our Severance Protection Plan covered all executive officers, including the named executive officers.

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The Severance Protection Plan provides for severance payments of either 65 or 78 weeks of base salary and target cash bonuses for such officers and key employees if within one year following a change of control their employment is terminated by us or our successor or they resign for Good Reason (as defined in the Severance Protection Plan). All named executive officers who participate in the Severance Protection Plan are eligible for 78 weeks of base salary and target bonuses. The cash components of any change of control benefits are paid in a lump sum.

In addition, upon a change of control, without regard to whether a participant’s employment is terminated, all unvested awards granted under the RUP will vest immediately and become distributable to the participants and all outstanding, unvested awards under the LTIPs will vest immediately as if the three-year measurement period for each outstanding award concluded on the date the change of control occurred and our TRU was such that, in relation to the performance of the other members of the peer group, it fell within the top quartile.

For purposes of these benefits, a change of control is deemed to occur, in general, if:

•

An acquisition of our Common Units or voting equity interests by any person immediately after which such person beneficially owns more than 30% of the combined voting power of our then outstanding Common Units, unless such acquisition was made by (a) us or our subsidiaries, or any employee benefit plan maintained by us, the Operating Partnership or any of our subsidiaries, or (b) any person in a transaction where (A) the existing holders prior to the transaction own at least 50% of the voting power of the entity surviving the transaction and (B) none of the Unitholders other than Suburban, our subsidiaries, any employee benefit plan maintained by us, the Operating Partnership, or the surviving entity, or the existing beneficial owner of more than 25% of the outstanding Common Units owns more than 25% of the combined voting power of the surviving entity, which transaction we refer to as a “Non-Control Transaction”; or

•

The consummation of (a) a merger, consolidation or reorganization involving Suburban other than a Non-Control Transaction; (b) a complete liquidation or dissolution of Suburban; or (c) the sale or other disposition of 40% or more of the gross fair market value of all the assets of Suburban to any person (other than a transfer to a subsidiary).

For additional information pertaining to severance payable to our named executive officers following a change of control-related termination, see the tables titled “Potential Payments Upon Termination” below.

This report by the Compensation Committee is required by the rules of the Securities and Exchange Commission pursuant to paragraph (e)(5) of Regulation S-K Item 407. It shall not be deemed to be “soliciting material,” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Suburban specifically incorporates it by reference in such filing.

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Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management this Compensation Discussion and Analysis. Based on its review and discussions with management, the Committee recommended to the Board of Supervisors that this Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:

John Hoyt Stookey, Chairman

John D. Collins

Harold R. Logan, Jr.

Dudley C. Mecum

Jane Swift

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ADDITIONAL INFORMATION REGARDING EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal 2011

The following table sets forth certain information concerning the compensation of each named executive officer during the fiscal years ended September 24, 2011, September 25, 2010, and September 26, 2009:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Unit Awards ($) (2)	Non-Equity Incentive Plan Compen- sation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
(a)	(b)	(c )	(d)	(e)	(g)	(h)	(i)	(j)
Michael J. Dunn, Jr. President and Chief Executive Officer	2011	$475,000	—	$729,076	$285,000	$3,764	$49,530	$1,542,370
	2010	$475,000	—	$768,484	$475,000	$31,661	$49,330	$1,799,475
	2009	$433,333	—	$314,197	$467,500	$56,050	$48,065	$1,319,145

Michael A. Stivala Chief Financial Officer	2011	$275,000	—	$357,103	$132,000	—	$35,010	$799,113
	2010	$275,000	—	$320,699	$206,250	—	$37,569	$839,518
	2009	$262,500	—	$231,333	$214,500	—	$41,728	$750,061

Steven C. Boyd Vice President of Field Operations	2011	$270,000	—	$354,615	$129,600	$15,257	$37,095	$806,567
	2010	$270,000	—	$317,799	$202,500	$21,101	$34,762	$846,162
	2009	$260,000	—	$190,660	$214,500	$53,577	$39,811	$758,548

Mark Wienberg Vice President of Operational Support and Analysis	2011	$250,000	—	$344,653	$120,000	—	$33,725	$748,378
	2010	$250,000	—	$273,398	$175,000	—	$35,755	$734,153
	2009	$220,833	—	$157,386	$165,550	—	$40,348	$584,117

Douglas T. Brinkworth Vice President of Product Supply	2011	$245,000	—	$342,155	$117,600	$10,245	$39,156	$754,156
	2010	$245,000	—	$303,237	$183,750	$12,959	$41,767	$786,713
	2009	$228,333	—	$182,883	$185,625	$31,679	$43,440	$671,960

(1)	Includes amounts deferred by named executive officers as contributions to the 401(k) Plan.

For more information on the relationship between salaries and other cash compensation (i.e., annual cash incentives and 2003 Long-Term Incentive Plan awards), refer to the subheading titled “Allocation Among Components” in the “Compensation Discussion and Analysis” above.

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(2)

The amounts reported in this column represent the aggregate grant date fair value of RUP awards made during fiscal years 2011, 2010 and 2009, as well as the value at the grant date of awards made in fiscal years 2011, 2010, and 2009 under the 2003 LTIP, based on the probable outcome with respect to satisfaction of the performance conditions. The specific details regarding these plans are provided in the preceding “Compensation Discussion and Analysis” under the subheadings “Restricted Unit Plans” and “2003 Long-Term Incentive Plan.” The breakdown for each plan with respect to each named executive officer is as follows:

	September 30,	September 30,	September 30,	September 30,	September 30,
Plan Name	Mr. Dunn	Mr. Stivala	Mr. Boyd	Mr. Wienberg	Mr. Brinkworth
2011
RUP	$433,249	$220,090	$220,090	$220,090	$220,090
LTIP	295,827	137,013	134,525	124,563	122,065

Total	$729,076	$357,103	$354,615	$344.653	$342,155

2010
RUP	$399,438	$160,456	$160,456	$160,456	$160,456
LTIP	369,046	160,243	157,343	112,942	142,781

Total	$768,484	$320,699	$317,799	$273,398	$303,237

2009
RUP	$—	$87,177	$46,504	$58,115	$58,115
LTIP	314,197	144,156	144,156	99,271	124,768

Total	$314,197	$231,333	$190,660	$157,386	$182,883

(3)

The amounts reported in this column represent each named executive officer's annual cash bonus earned in accordance with the performance measures discussed under the subheading “Annual Cash Bonus Plan” in the “Compensation Discussion and Analysis.”

(4)

The amounts reported in this column represent each named executive officer’s Cash Balance Plan earnings and for Mr. Dunn, SERP earnings for fiscal years 2010 and 2009. The SERP was discontinued and the balance paid during fiscal 2011; therefore, there are no 2011 SERP earnings reported in the table. Neither Mr. Stivala nor Mr. Wienberg participates in the Cash Balance Plan.

(5)	The amounts reported in this column consist of the following:

	September 30,	September 30,	September 30,	September 30,	September 30,
2011
Type of Compensation	Mr. Dunn	Mr. Stivala	Mr. Boyd	Mr. Wienberg	Mr. Brinkworth
401(k) Match	$3,675	$3,675	$3,675	$3,675	$3,675
Value of Annual Physical Examination	1,300	N/A	N/A	1,300	1,300
Value of Partnership Provided Vehicle	16,302	14,698	7,221	11,970	10,851
Tax Preparation Services	7,700	N/A	7,200	N/A	5,100
Cash Balance Plan Administrative Fees	1,500	N/A	1,500	N/A	1,500
Insurance Premiums	19,053	16,637	17,499	16,780	16,730

Totals	$49,530	$35,010	$37,095	$33,725	$39,156

	September 30,	September 30,	September 30,	September 30,	September 30,
2010
Type of Compensation	Mr. Dunn	Mr. Stivala	Mr. Boyd	Mr. Wienberg	Mr. Brinkworth
401(k) Match	$7,350	$7,350	$7,350	$7,350	$7,350
Value of Annual Physical Examination	1,300	1,300	N/A	1,300	1,300
Value of Partnership Provided Vehicle	13,868	12,903	6,251	10,993	11,966
Tax Preparation Services	6,500	N/A	3,600	N/A	3,600
Cash Balance Plan Administrative Fees	1,500	N/A	1,500	N/A	1,500
Insurance Premiums	18,812	16,016	16,061	16,112	16,051

Totals	$49,330	$37,569	$34,762	$35,755	$41,767

	September 30,	September 30,	September 30,	September 30,	September 30,
2009
Type of Compensation	Mr. Dunn	Mr. Stivala	Mr. Boyd	Mr. Wienberg	Mr. Brinkworth
401(k) Match	$14,700	$14,700	$14,700	$13,748	$13,825
Value of Annual Physical Examination	N/A	1,300	N/A	1,300	N/A
Value of Partnership Provided Vehicle	12,205	11,318	6,205	10,803	10,610
Tax Preparation Services	3,000	N/A	3,000	N/A	3,000
Cash Balance Plan Administrative Fees	1,500	N/A	1,500	N/A	1,500
Insurance Premiums	16,660	14,410	14,406	14,497	14,505

Totals	$48,065	$41,728	$39,811	$40,348	$43,440

Note:	Column (f) was omitted from the Summary Compensation Table because Suburban does not grant options to its employees.

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Grants of Plan Based Awards Table for Fiscal 2011

The following table sets forth certain information concerning grants of awards made to each named executive officer during the fiscal year ended September 24, 2011:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
					Estimated Future Payments Under Non-Equity Incentive Plan Awards		Estimated Future Payments Under Equity Incentive Plan Awards
Name	Plan Name	Grant Date	Approval Date	Phantom Units Underlying Equity Incentive Plan Awards (2003 LTIP) (4)	Target ($)	Maximum ($)	Target ($)	Maximum ($)	All Other stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (5)
(a)		(b)			(d)	(e)	(g)	(h)	(i)	(l)
Michael J. Dunn, Jr.	RUP(1)	1 Dec 10	9 Nov 10						9,060	$433,249
	Bonus(2)	26 Sep 10			$475,000	$570,000
	LTIP(3)	26 Sep 10		4,787			$273,878	$342,362
Michael A. Stivala	RUP(1)	1 Dec 10	9 Nov 10						5,436	$220,090
	Bonus(2)	26 Sep 10			$220,000	$264,000
	LTIP(3)	26 Sep 10		2,217			$126,842	$158,538
Steven C. Boyd	RUP(1)	1 Dec 10	9 Nov 10						5,436	$220,090
	Bonus(2)	26 Sep 10			$216,000	$259,200
	LTIP(3)	26 Sep 10		2,177			$124,552	$155,677
Mark Wienberg	RUP(1)	1 Dec 10	9 Nov 10						5,436	$220,090
	Bonus(2)	26 Sep 10			$200,000	$240,000
	LTIP(3)	26 Sep 10		2,016			$115,342	$144,177
Douglas T. Brinkworth	RUP(1)	1 Dec 10	9 Nov 10						5,436	$220,090
	Bonus(2)	26 Sep 10			$196,000	$235,200
	LTIP(3)	26 Sep 10		1,975			$112,996	$141,259

(1)

The quantities reported on these lines represent awards granted under Suburban’s Restricted Unit Plans. Generally, RUP awards vest as follows: 25% of the award on the third anniversary of the grant date; 25% of the award on the fourth anniversary of the grant date; and 50% of the award on the fifth anniversary of the grant date, subject in each case to continued service through each such date. If a recipient has held an unvested award for at least six months; is 55 years or older; and has worked for Suburban for at least ten years, an award held by such participant will vest six months following such participant’s retirement if the participant retires prior to the conclusion of the normal vesting schedule unless the Committee exercises its authority to alter the applicability of the plan’s retirement provisions in regard to a particular award. On September 24, 2011, Mr. Dunn was the only named executive officer who held RUP awards and, at the same time, satisfied all three retirement eligibility criteria. However, the terms of Mr. Dunn’s fiscal 2011 and fiscal 2010 awards are such that the entire awards will vest on the last day of fiscal 2012 and at no time between the grant date and the vesting date will these awards be subject to the normative retirement provisions of the RUP awards. Detailed discussions of the general terms of the RUP and the facts and circumstances considered by the Committee in authorizing the fiscal 2011 awards to the named executive officers is included in the “Compensation Discussion and Analysis” under the subheading “Restricted Unit Plans.”

(2)

Amounts reported on these lines are the targeted and maximum annual cash bonus compensation potential for each named executive officer under the annual cash bonus plan as described in the “Compensation Discussion and Analysis” under the subheading “Annual Cash Bonus Plan.” Actual amounts earned by the named executive officers for fiscal 2011 were equal to 60% of the “Target” amounts reported on this line. Column (c) (“Threshold $”) was omitted because the annual cash bonus plan does not provide for a minimum cash payment. Because these plan awards were granted to, and 60% of the “Target” awards were earned by, our named executive officers during fiscal 2011, 60% of the “Target” amounts reported under column (d) have been reported in the Summary Compensation Table above.

(3)

The 2003 LTIP is a phantom unit plan. Payments, if earned, are based on a combination of (1) the fair market value of our Common Units at the end of a three-year measurement period, which, for purposes of the plan, is the average of the closing prices for the twenty business days preceding the conclusion of the three-year measurement period, and (2) cash equal to the distributions that would have inured to the same quantity of outstanding Common Units during the same three-year measurement period. The fiscal 2011 award “Target ($)” and “Maximum ($)” amounts are estimates based upon (1) the fair market value (the average of the closing prices of our Common Units for the twenty business days preceding September 24, 2011) of our Common Units at the end of fiscal 2011, and (2) the estimated distributions over the course of the award’s three-year measurement period. Column (f) (“Threshold $”) was omitted because the 2003 LTIP does not provide for a minimum cash payment. The “Target ($)” amount represents a hypothetical payment at 100% of target and the “Maximum ($)” amount represents a hypothetical payment at 125% of target. Detailed descriptions of the plan and the calculation of awards are included in the “Compensation Discussion and Analysis” under the subheading “2003 Long-Term Incentive Plan.”

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(4)

This column is frequently used when non-equity incentive plan awards are denominated in units; however, in this case, the numbers reported represent the phantom units each named executive officer was awarded under the 2003 LTIP during fiscal 2011.

(5)

The dollar amounts reported in this column represent the aggregate fair value of the RUP awards on the grant date, net of estimated future distributions during the vesting period. The fair value shown may not be indicative of the value realized in the future upon vesting due to the variability in the trading price of our Common Units.

Note:	Columns (j) and (k) were omitted from the Grants of Plan Based Awards Table because Suburban does not award options to its employees.

Outstanding Equity Awards at Fiscal Year End 2011 Table

The following table sets forth certain information concerning outstanding equity awards under our Restricted Unit Plans and phantom equity awards under our 2003 Long-Term Incentive Plan for each named executive officer as of September 24, 2011:

	September 30,	September 30,	September 30,	September 30,
Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) (6)	Market Value of Shares or Units of Stock That Have Not Vested ($) (7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (8)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (9)
(a)	(g)	(h)	(i)	(j)
Michael J. Dunn, Jr. (1)	42,557	$1,965,069	10,768	$615,698
Michael A. Stivala (2)	19,813	$914,865	4,814	$275,263
Steven C. Boyd (3)	18,417	$850,405	4,727	$270,287
Mark Wienberg (4)	16,503	$762,026	4,219	$241,246
Douglas T. Brinkworth (5)	17,134	$791,162	4,289	$245,244

(1)

Despite Mr. Dunn’s having met the plan’s retirement criteria (explained under the subheading “Restricted Unit Plans” in the “Compensation Discussion and Analysis”), the terms of Mr. Dunn’s fiscal 2011 and fiscal 2010 RUP awards of 9,060 and 11,348 unvested units, respectively, are such that the entire awards will vest on the last day of fiscal 2012 and at no time between the grant dates and the vesting date will these awards be subject to the normative retirement provisions of the RUP awards. For more information on this and the retirement provisions, refer to the subheading “Restricted Unit Plans” in the “Compensation Discussion and Analysis.” If Mr. Dunn does not retire prior to the conclusion of the normal vesting schedule of his fiscal 2008 RUP award, his RUP awards will vest as follows:

	September 30,	September 30,	September 30,
Vesting Date	Dec 3, 2011	Sep 29, 2012	Dec 3, 2012
Quantity of Units	7,384	20,408	14,765

(2)	Mr. Stivala’s RUP awards will vest as follows:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Vesting Date	Dec 1, 2011	Dec 3, 2011	Apr 25, 2012	Dec 1, 2012	Dec 3, 2012	Dec 1, 2013	Dec 1, 2014	Dec 1, 2015
Quantity of Units	1,205	568	2,748	2,482	1,136	5,044	3,912	2,718

(3)	Mr. Boyd’s RUP awards will vest as follows:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Vesting Date	Dec 1, 2011	Dec 3, 2011	Apr 25, 2012	Dec 1, 2012	Dec 3, 2012	Dec 1, 2013	Dec 1, 2014	Dec 1, 2015
Quantity of Units	643	852	2,748	1,920	1,704	3,920	3,912	2,718

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(4)	Mr. Wienberg’s RUP awards will vest as follows:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Vesting Date	Dec 1, 2011	Apr 25, 2012	Dec 1, 2012	Dec 1, 2013	Dec 1, 2014	Dec 1, 2015
Quantity of Units	803	2,748	2,080	4,292	3,962	2,618

(5)	Mr. Brinkworth’s RUP awards will vest as follows:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Vesting Date	Dec 1, 2011	Dec 3, 2011	Apr 25, 2012	Dec 1, 2012	Dec 3, 2012	Dec 1, 2013	Dec 1, 2014	Dec 1, 2015
Quantity of Units	803	852	823	2,080	1,704	4,242	3,912	2,718

(6)	The figures reported in this column represent the total quantity of each of our named executive officer’s unvested RUP awards.

(7)

The figures reported in this column represent the figures reported in column (g) multiplied by the average of the highest and the lowest trading prices of our Common Units on September 23, 2011, the last trading day of fiscal 2011.

(8)

The amounts reported in this column represent the quantities of phantom units that underlie the outstanding and unvested fiscal 2011 and fiscal 2010 awards under the 2003 LTIP. Payments, if earned, will be made to participants at the end of a three-year measurement period and will be based upon our total return to Common Unitholders in comparison to the total return provided by a predetermined peer group of eleven other companies, all of which are publicly-traded partnerships, to their unitholders. For more information on the 2003 LTIP, refer to the subheading “2003 Long-Term Incentive Plan” in the “Compensation Discussion and Analysis.”

(9)

The amounts reported in this column represent the estimated future target payouts of the fiscal 2011 and fiscal 2010 awards granted under the 2003 LTIP. These amounts were computed by multiplying the quantities of the unvested phantom units in column (i) by the average of the closing prices of our Common Units for the twenty business days preceding September 24, 2011 (in accordance with the plan’s valuation methodology), and by adding to the product of that calculation the product of each year’s underlying phantom units times the sum of the distributions that are estimated to inure to an outstanding Common Unit during each award’s three-year measurement period. Due to the variability in the trading prices of our Common Units, as well as our performance relative to the peer group, actual payments, if any, at the end of the three-year measurement period may differ. The following chart provides a breakdown of each year’s awards:

	September 30,	September 30,	September 30,	September 30,	September 30,
	Mr. Dunn	Mr. Stivala	Mr. Boyd	Mr. Wienberg	Mr. Brinkworth
Fiscal 2011 Phantom Units	4,787	2,217	2,177	2,016	1,975
Value of Fiscal 2011 Phantom Units	$224,893	$104,155	$102,275	$94,712	$92,786
Estimated Distributions over Measurement Period	$48,985	$22,687	$22,277	$20,630	$20,210
Fiscal 2010 Phantom Units	5,981	2,597	2,550	2,203	2,314
Value of Fiscal 2010 Phantom Units	$280,987	$122,007	$119,799	$103,497	$108,712
Estimated Distributions over Measurement Period	$60,833	$26,414	$25,936	$22,407	$23,536

Note:	Columns (b), (c), (d), (e) and (f), all of which are for the reporting of option-related compensation, have been omitted from the Outstanding Equity Awards At Fiscal Year End Table because we do not grant options to our employees.

Equity Vested Table for Fiscal 2011

Awards under the Restricted Unit Plans are settled in Common Units upon vesting. Awards under the 2003 Long-Term Incentive Plan, a phantom-equity plan, are settled in cash. The following two tables set forth certain information concerning the vesting of awards under our Restricted Unit Plans and the vesting of the fiscal 2009 award under our 2003 Long-Term Incentive Plan for each named executive officer during the fiscal year ended September 24, 2011:

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	September 30,	September 30,
Restricted Unit Plans	Unit Awards
Name	Number of Common Units Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Michael J. Dunn, Jr.	7,384	$410,883
Michael A. Stivala	4,280	$239,616
Steven C. Boyd	5,426	$299,272
Mark Wienberg	3,712	$205,004
Douglas T. Brinkworth	4,853	$268,877

(1)	The value realized is equal to the average of the high and low trading prices of our Common Units on the vesting date, multiplied by the number of units that vested.

	September 30,	September 30,
2003 Long-Term Incentive Plan – Fiscal 2009 (2) Award	Cash Awards
Name	Number of Phantom Units Acquired on Vesting (#) (3)	Value Realized on Vesting ($) (4)
Michael J. Dunn, Jr.	6,142	$350,057
Michael A. Stivala	2,818	$160,609
Steven C. Boyd	2,818	$160,609
Mark Wienberg	2,175	$123,962
Douglas T. Brinkworth	2,439	$139,008

(2)	The fiscal 2009 award’s three-year measurement period concluded on September 24, 2011.

(3)

In accordance with the formula described in the “Compensation Discussion and Analysis” under the subheading “2003 Long-Term Incentive Plan,” these quantities were calculated at the beginning of the three-year measurement period and were, therefore, based upon each individual’s salary and target cash bonus at that time.

(4)

The value (i.e., cash payment) realized was calculated in accordance with the terms and conditions of the 2003 LTIP. For more information, refer to the subheading “2003 Long-Term Incentive Plan” in the “Compensation Discussion and Analysis.”

Pension Benefits Table for Fiscal 2011

The following table sets forth certain information concerning each plan that provides for payments or other benefits at, following, or in connection with retirement for each named executive officer as of the end of the fiscal year ended September 24, 2011:

	September 30,	September 30,	September 30,	September 30,
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Michael J. Dunn, Jr.	Cash Balance Plan (1)	6	$250,122	$—
	2003 LTIP(3)	N/A	$615,698	$—
	RUP(4)	N/A	$1,022,730	$—
	SERP(5)	6	$—	$57,611
Michael A. Stivala (2)	N/A	N/A	$—	$—
Steven C. Boyd	Cash Balance Plan(1)	15	$156,680	$—
Mark Wienberg (2)	N/A	N/A	$—	$—
Douglas T. Brinkworth	Cash Balance Plan(1)	6	$98,920	$—

(1)	For more information on the Cash Balance Plan, refer to the subheading “Pension Plan” in the “Compensation Discussion and Analysis.”

(2)

Because Mr. Stivala and Mr. Wienberg commenced employment with Suburban after January 1, 2000, the date on which the Cash Balance Plan was closed to new participants, they do not participate in the Cash Balance Plan.

(3)

Currently, Mr. Dunn is the only named executive officer who meets the retirement criteria of the 2003 LTIP. For such participants, upon retirement, outstanding but unvested awards under the 2003 LTIP become fully vested. However, payouts on those awards are deferred until the conclusion of each outstanding award’s three-year measurement period, based on the outcome of the TRU relative to the peer group. The number reported on this line represents a projected payout of Mr. Dunn’s outstanding fiscal 2011 and fiscal 2010 awards under the 2003 LTIP. Because the ultimate payout, if any, is predicated on the trading prices of Suburban’s Common Units at the end of the three-year measurement period, as well as where within the peer group our TRU falls, the value reported may not be indicative of the value realized in the future upon vesting due to the variability in the trading price of our Common Units.

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(4)

Currently, Mr. Dunn is the only named executive officer who meets the retirement criteria of the RUP. Despite Mr. Dunn’s having met the plan’s retirement criteria, only his fiscal 2008 award is currently subject to the plan’s retirement provisions until December 3, 2010. For more information on this and the retirement provisions, refer to the subheading “Restricted Unit Plans” in the “Compensation Discussion and Analysis.” For participants who meet the retirement criteria, upon retirement, outstanding RUP awards vest six months and one day after retirement.

(5)	At its November 9, 2010 meeting, the Committee terminated the SERP; on December 1, 2010, Mr. Dunn was paid his accrued benefit of $57,611.

Potential Payments Upon Termination

The following table sets forth certain information containing potential payments to the named executive officers in accordance with the provisions of the Severance Protection Plan, the RUP and the 2003 LTIP for the circumstances listed in the table assuming a September 24, 2011 termination date:

	September 30,		September 30,	September 30,	September 30,
Executive Payments and Benefits Upon Termination	Death		Disability	Involuntary Termination Without Cause by Suburban or by the Executive for Good Reason without a Change of Control Event	Involuntary Termination Without Cause by Suburban or by the Executive for Good Reason with a Change of Control Event

Michael J. Dunn, Jr.
Cash Compensation (1) (2) (3) (4)	$-0-		$-0-	$475,000	$1,425,000
Accelerated Vesting of Fiscal 2011 and 2010 LTIP Awards (5)	N/A		N/A	N/A	703,281
Accelerated Vesting of Outstanding RUP Awards (6)	N/A		1,546,724	N/A	1,965,069
Medical Benefits (3)	N/A		N/A	13,755	N/A

Total	$-0-		$1,546,724	$488,755	$4,093,350

Michael A. Stivala
Cash Compensation (1) (2) (3) (4)	$-0-		$-0-	$275,000	$742,500
Accelerated Vesting of Fiscal 2011 and 2010 LTIP Awards (5)	N/A		N/A	N/A	314,091
Accelerated Vesting of Outstanding RUP Awards (6)	N/A		663,858	N/A	914,865
Medical Benefits (3)	N/A		N/A	13,755	N/A

Total	$-0-		$663,858	$288,755	$1,971,456

Steven C. Boyd
Cash Compensation (1) (2) (3) (4)	$-0-		$-0-	$270,000	$729,000
Accelerated Vesting of Fiscal 2011 and 2010 LTIP Awards (5)	N/A		N/A	N/A	308,414
Accelerated Vesting of Outstanding RUP Awards (6)	N/A		599,398	N/A	850,405
Medical Benefits (3)	N/A		N/A	14,272	N/A

Total	$-0-		$599,398	$284,272	$1,887,819

Mark Wienberg
Cash Compensation (1) (2) (3) (4)	$-0	_	$-0-	$250,000	$675,000
Accelerated Vesting of Fiscal 2011 and 2010 LTIP Awards (5)	N/A		N/A	N/A	274,964
Accelerated Vesting of Outstanding RUP Awards (6)	N/A		511,019	N/A	762,026
Medical Benefits (3)	N/A		N/A	13,755	N/A

Total	$-0	_	$511,019	$263,755	$1,711,990

Douglas T. Brinkworth
Cash Compensation (1) (2) (3) (4)	$-0	_	$-0-	$245,000	$661,500
Accelerated Vesting of Fiscal 2011 and 2010 LTIP Awards (5)	N/A		N/A	N/A	279,838
Accelerated Vesting of Outstanding RUP Awards (6)	N/A		540,155	N/A	791,162
Medical Benefits (3)	N/A		N/A	13,755	N/A

Total	$-0	_	$540,155	$258,755	$1,732,500

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(1)	In the event of death, the named executive officer’s estate is entitled to a payment equal to the decedent’s earned but unpaid salary and pro-rata cash bonus.

(2)	In the event of disability, the named executive officer is entitled to a payment equal to his earned but unpaid salary and pro-rata cash bonus.

(3)

Any severance benefits, unrelated to a change of control event, payable to these officers would be determined by the Committee on a case-by-case basis in accordance with prior treatment of other similarly situated executives and may, as a result, differ from this hypothetical presentation. For purposes of this table, we have assumed that each of these named executive officers would, upon termination of employment without cause or for resignation for good reason, receive accrued salary and benefits through the date of termination plus one times annual salary and continued participation, at active employee rates, in Suburban’s health insurance plans for one year.

(4)

In the event of a change of control followed by a termination without cause or by a resignation with good reason, each of the named executive officers will receive 78 weeks of base pay plus a sum equal to their annual target cash bonus divided by 52 and multiplied by 78 in accordance with the terms of the Severance Protection Plan. For more information on the Severance Protection Plan, refer to the subheading “Change of Control” in the “Compensation Discussion and Analysis.”

(5)

In the event of a change of control, all awards under the 2003 LTIP will vest immediately regardless of whether termination immediately follows. If a change of control event occurs, the calculation of the payment of awards under the 2003 LTIP will be made as if our total return to Common Unitholders was higher than that provided by any of the other members of the peer group to their unitholders. For more information, refer to the subheading “2003 Long-Term Incentive Plan” in the “Compensation Discussion and Analysis.”

In the event of death, the inability to continue employment due to permanent disability, or a termination without cause or a good reason resignation unconnected to a change of control event, awards will vest in accordance with the normal vesting schedule and will be subject to the same requirements as awards held by individuals still employed by Suburban and will be subject to the same risks as awards held by all other participants.

(6)

The RUP document makes no provisions for the vesting of awards held by recipients who die prior to the completion of the vesting schedule. If a recipient of a RUP award becomes permanently disabled, only those awards that have been held for at least one year on the date that the employee’s employment is terminated as a result of his or her permanent disability will immediately vest; all awards held by the recipient for less than one year will be forfeited by the recipient. Because Mr. Dunn, Mr. Stivala, Mr. Boyd, Mr. Wienberg and Mr. Brinkworth each received a RUP award during fiscal 2011, if any or all of the five named executive officers had become permanently disabled on September 24, 2011, the following quantities of unvested restricted units would have vested: Dunn, 33,497: Stivala, 14,377; Boyd, 12,981; Wienberg, 11,067; Brinkworth, 11,698. The following quantities would have been forfeited: Dunn, 9,060; Stivala, 5,436; Boyd, 5,436; Wienberg, 5,436; Brinkworth, 5,436.

Under circumstances unrelated to a change of control, if a RUP award recipient’s employment is terminated without cause or he or she resigns for good reason, any RUP awards held by such recipient will be forfeited.

In the event of a change of control, as defined in the RUP document, all unvested RUP awards will vest immediately on the date the change of control is consummated, regardless of the holding period and regardless of whether the recipient’s employment is terminated.

SUPERVISORS’ COMPENSATION

The following table sets forth the compensation of the non-employee members of the Board of Supervisors of Suburban during fiscal 2011.

	September 30,	September 30,	September 30,
Supervisor	Fees Earned or Paid in Cash ($) (1)	Unit Awards ($) (2)	Total ($)

John D. Collins	$75,000	$0	$75,000
Harold R. Logan, Jr.	100,000	0	100,000
Dudley C. Mecum	75,000	0	75,000
John Hoyt Stookey	75,000	0	75,000
Jane Swift	75,000	0	75,000

(1)

This includes amounts earned for fiscal 2011, including quarterly retainer installments for the fourth quarter of 2011 that were paid in November 2011. Does not include amounts paid in fiscal 2011 for fiscal 2010 quarterly retainer installments.

(2)

Our Supervisors did not receive RUP awards made during this fiscal year. All previous awards were made in accordance with the provisions of our Restricted Unit Plans and vest accordingly. As of September 24, 2011, each non-employee member of the Board of Supervisors held the following quantities of unvested restricted unit awards: Mr. Collins, 6,348 units; Mr. Logan, 5,100 units; Mr. Mecum, 5,100 units; Mr. Stookey, 5,100 units; and Ms. Swift, 6,348 units.

41

Note:	The columns for reporting option awards, non-equity incentive plan compensation, changes in pension value and non-qualified deferred compensation plan earnings and all other forms of compensation were omitted from the Supervisor’s Compensation Table because Suburban does not provide these forms of compensation to its non-employee supervisors.

Fees and Benefit Plans for Non-Employee Supervisors

Annual Cash Retainer Fees. As the Chairman of the Board of Supervisors, Mr. Logan receives an annual retainer of $100,000, payable in quarterly installments of $25,000 each. Each of the other non-employee Supervisors receives an annual cash retainer of $75,000, payable in quarterly installments of $18,750 each.

Meeting Fees. The members of our Board of Supervisors receive no additional remuneration for attendance at regularly scheduled meetings of the Board or its Committees, other than reimbursement of reasonable expenses incurred in connection with such attendance.

Restricted Unit Plans. Each non-employee Supervisor participates in the Restricted Unit Plans. All awards vest in accordance with the provisions of the plan document (see “Compensation Discussion and Analysis” section titled “Restricted Unit Plans” for a description of the vesting schedule). Upon vesting, all awards are settled by issuing Common Units. During fiscal 2004, Messrs. Logan, Mecum and Stookey were granted unvested restricted unit plan awards of 8,500 units each; during fiscal 2007, each of them received an additional unvested award of 3,000 units. Upon commencement of their terms as supervisors in fiscal 2007, Mr. Collins and Ms. Swift each received an award of 5,496 units. During fiscal 2010, each non-employee Supervisor received a grant of 3,600 units. Messrs. Logan, Mecum and Stookey are the only non-employee Supervisors who have satisfied the retirement provisions of Suburban’s Restricted Unit Plans.

Additional Supervisor Compensation. Non-employee Supervisors receive no other forms of remuneration from us. The only perquisite provided to the members of the Board of Supervisors is the ability to purchase propane at the same discounted rate that we offer propane to our employees, the value of which was less than $10,000 in fiscal 2011 for each Supervisor.

Compensation Committee Interlocks and Insider Participation. None.

Certain Relationships and Related Person Transactions. None. See also “Audit Committee” above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 5, 2012 regarding the beneficial ownership of Common Units by each member of the Board of Supervisors, each named executive officer, and all members of the Board of Supervisors and executive officers as a group. Based upon filings under Section 13(d) or (g) under the Exchange Act, Suburban does not know of any person or group who beneficially owns more than 5% of the outstanding Common Units. Except as set forth in the notes to the table, each individual or entity has sole voting and investment power over the Common Units reported.

	September 30,	September 30,
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Michael J. Dunn, Jr. (a)	73,715	*
Michael A. Stivala (b)	11,784	*
Steven C. Boyd (c)	17,861	*
Mark Wienberg (d)	4,515	*
Douglas T. Brinkworth (e)	21,068	*

John Hoyt Stookey (f)	6,066	*
Harold R. Logan, Jr.(f)	16,730	*
Dudley C. Mecum (f)	15,634	*
John D. Collins (g)	15,198	*
Jane Swift (g)	1,374	*

All Members of the Board of Supervisors and Executive Officers, as a Group (16 persons) (h)	244,382	1%

(1)	With the exception of the 784 units held by our General Partner (see (a) below), there is a possibility that any of the above listed units could be pledged as security.

*	Less than 1%.

(a)

Includes 784 Common Units held by our General Partner, of which Mr. Dunn is the sole member. Excludes 43,173 unvested restricted units, none of which will vest in the 60-day period following March 5, 2012.

(b)	Excludes 24,418 unvested restricted units, 2,748 of which will vest in the 60-day period following March 5, 2012.

(c)	Excludes 23,300 unvested restricted units, 2,748 of which will vest in the 60-day period following March 5, 2012.

(d)	Excludes 22,078 unvested restricted units, 2,748 of which will vest in the 60-day period following March 5, 2012.

(e)	Excludes 21,857 unvested restricted units, 823 of which will vest in the 60-day period following March 5, 2012.

(f)	Excludes 5,100 unvested restricted units, 1,500 of which will vest in the 60-day period following March 5, 2012.

43

(g)	Excludes 6,348 unvested restricted units, 2,748 of which will vest in the 60-day period following March 5, 2012.

(h)

Inclusive of the units referred to in footnotes (a), (b), (c), (d), (e), (f) and (g) above, the reported number of units excludes 266,525 unvested restricted units, 23,729 of which will vest in the 60 day period following March 5, 2012, owned by certain executive officers, whose restricted units vest on the same basis as described in footnotes (b), (c), (d), (e), (f) and (g) above.

44

FINANCING RELATED AMENDMENTS (INCLUDING TECHNICAL

AMENDMENTS) TO THE EXISTING PARTNERSHIP AGREEMENTS

(Proposal No. 2 on the Proxy Card)

Our Board of Supervisors is recommending the approval of certain financing related and other technical amendments, as described below, to each of the Existing Partnership Agreements. Capitalized terms not defined herein shall have the respective meanings assigned to such terms in the Existing Partnership Agreements.

Reasons for the Financing Related Amendments Proposal

In June 2009, the Operating Partnership entered into a credit agreement providing for a four-year $250,000,000 revolving credit facility, which, for the first time in our history, was secured by liens on substantially all of the personal property and the significant real property of Suburban, the Operating Partnership and their subsidiaries. During the course of the negotiations leading up to this credit agreement, we discovered several provisions of the Existing Partnership Agreements which could potentially make it more difficult for the lenders to foreclose on their liens and take effective control of the pledged assets in the unlikely event that the Operating Partnership defaulted under the credit agreement. The existence of these provisions did not prevent the lenders from entering into the 2009 credit agreement, nor its renewal in January 2012 for a 5 year term. Nevertheless, due to the uncertainty of future conditions in the financial markets when and if we seek to obtain replacement or additional credit facilities, Suburban’s Board of Supervisors believes it is prudent at this time to make amendments to the Existing Partnership Agreements that can potentially attract new lenders and aid in retaining existing lenders, thereby enhancing the ability of Suburban to obtain third party financing and providing Suburban with additional borrowing and pledge flexibility.

In addition, we are proposing technical amendments to the Existing Partnership Agreements that seek to correct typographical errors, remove outdated references and make certain other minor changes in order to achieve added clarity and precision in drafting.

Description of the Financing Related and Other Technical Amendments

The following summary of the financing related and other technical amendments is qualified in its entirety by the forms of Restated Partnership Agreements, which are attached hereto as Appendices A and B. All amendments, other than those made to Section 16.8 of the Existing MLP Agreement and Section 15.9 of the Existing OLP Agreement (which relate to the Delaware Forum Amendments Proposal No. 3) relate to this Financing Related Amendments Proposal. We encourage you to read and review all of the proposed amendments which are set forth in Appendices A and B, respectively.

Existing MLP Agreement

De-Coupling of the General Partners of Suburban and the Operating Partnership

The Existing Partnership Agreements require that the same entity be the general partner of both Suburban and the Operating Partnership at all times. The proposed amendments would permit different entities to be the general partner of each limited partnership (or any other partnership of which Suburban or the Operating Partnership is a partner). In the unlikely event of an Operating Partnership default under a secured credit agreement, these amendments would allow the lenders to take control of the Operating Partnership’s general partner without disturbing Suburban’s organizational arrangements.

45

In order to effect this de-coupling of the general partners of Suburban and the Operating Partnership, we are proposing to amend:

•

Section 4.6(a) of the Existing MLP Agreement to provide that in connection with any transfer of the General Partner’s general partner interests in Suburban, the transferee will no longer be required to agree to assume the rights and duties of the general partner under, or be bound by the provisions of, the Restated OLP Agreement, and will not be required to agree to purchase any of the general partnership interests of any other Group Member;

•

Section 7.12 of the Existing MLP Agreement to provide that the General Partner will not be required to be the general partner of the Operating Partnership or any other partnership of which Suburban or the Operating Partnership is, directly or indirectly, a partner; and

•

Article XI of the Existing MLP Agreement to provide that: (a) the voluntary withdrawal of the General Partner as general partner of the Operating Partnership will not be deemed to be a withdrawal of the General Partner as general partner of Suburban, (b) the withdrawal or removal of the General Partner as the general partner of Suburban will not automatically constitute the withdrawal or removal of the General Partner as general partner of the other Group Members for which it acts as general partner, and (c) the successor General Partner will not automatically become the successor general partner of such other Group Members.

We have no plans or intentions to de-couple the general partners of Suburban and the Operating Partnership at this time or in the foreseeable future.

Additional Authority of Board of Supervisors and the General Partner in Connection with Financing Transactions

We are proposing to amend Section 7.10(a) of the Existing MLP Agreement to give (a) the Board of Supervisors the authority, without Unitholder approval, to encumber assets of any Group Member, other than any Limited Partner Interest, and (b) the General Partner the authority, without Unitholder approval, to encumber its general partnership interest or limited partnership interest in any Group Member, other than any Limited Partner Interest.

We are also proposing to amend Section 7.10(a) of the Existing MLP Agreement to give the Board of Supervisors and the General Partner, acting on behalf of Suburban, greater authority to amend the Restated OLP Agreement, without the approval of the Unitholders, in connection with any financing transaction by the Operating Partnership or the granting of encumbrances in connection therewith.

Future Amendments to the Restated MLP Agreement

We are proposing to add a new Section 13.1(l) to the Existing MLP Agreement to give the Board of Supervisors the authority, without Unitholder approval, to adopt future amendments to the Restated MLP Agreement if the Board in good faith deems such amendments to be necessary or advisable in connection with financing transactions.

Technical Amendments

The Restated MLP Agreement will include changes to the Existing MLP Agreement intended to correct typographical errors, remove certain outdated references, including to the exchange agreement, dated as of July 27, 2006, among Suburban, the General Partner and the Operating Partnership, clarify (through a new Section 8.3) that our filing with the Securities and Exchange Commission of our annual report (Form 10-K) and quarterly reports (Form 10-Q) satisfies our obligation to "furnish" annual and quarterly financial statements to our Unitholders, and make certain other minor technical or clarifying changes.

46

Existing OLP Agreement

The Restated OLP Agreement amends the Existing OLP Agreement so as to effectuate changes (including technical and other minor amendments) substantially similar to those described above with respect to the Existing MLP Agreement.

In addition, we are proposing to amend Section 13.2 of the Existing OLP Agreement to permit the General Partner of the Operating Partnership to propose future amendments to the Restated OLP Agreement. For example, as is presently the case with the Existing OLP Agreement, if the Restated OLP Agreement is approved at the Meeting, it will provide that the Board of Supervisors of Suburban also acts as the Board of Supervisors of the Operating Partnership. In the unlikely event that the Operating Partnership were to default under a secured credit agreement, and the lenders were to foreclose on their liens and take control of the General Partner of the Operating Partnership, the lenders would then be able to amend the Restated OLP Agreement to de-couple the Board of Supervisors of the Operating Partnership from the Board of Supervisors of Suburban and elect persons of the lenders’ own choosing to the new Board of Supervisors of the Operating Partnership.

We have no plans or intentions either to utilize the new authority of the General Partner of the Operating Partnership to propose amendments to the Restated OLP Agreement, or to de-couple the Boards of Supervisors of Suburban and the Operating Partnership, at this time or in the foreseeable future.

Vote Required and Recommendation of the Board of Supervisors

The affirmative vote of the holders of a majority of the issued and outstanding Common Units, whether in person or by proxy, is required for the approval of this Financing Related Amendments Proposal. In particular, the affirmative vote of the holders of a majority of the issued and outstanding Common Units is being sought for the amendments to the Existing OLP Agreement described in this Financing Related Amendments Proposal because these amendments might be deemed to have a material adverse effect on Suburban as a partner of the Operating Partnership, as set forth in Section 7.10(a) of the Existing MLP Agreement. The Board of Supervisors has unanimously approved the Restated MLP Agreement, in the form attached hereto as Appendix A, and the Restated OLP Agreement, in the form attached hereto as Appendix B, and recommends Unitholder approval of both the Restated MLP Agreement and the Restated OLP Agreement by a vote FOR this Financing Related Amendments Proposal.

We note that if this Financing Related Amendments Proposal No. 2 is approved, the amendments described in this Proposal will be implemented simultaneously in BOTH the Restated MLP Agreement and the Restated OLP Agreement.

Please note that if this Financing Related Amendments Proposal No. 2 is approved, but the Delaware Forum Amendments Proposal No. 3 is not approved, then those amendments to Section 16.8 of the Existing MLP Agreement and Section 15.9 of the Existing OLP Agreement set forth in the form of Restated MLP Agreement and the form of Restated OLP Agreement, attached as Appendices A and B, respectively, will not be made, but all of the other amendments in the attached forms of Restated MLP Agreement and Restated OLP Agreement will be made.

47

DELAWARE FORUM AMENDMENTS TO THE EXISTING PARTNERSHIP AGREEMENTS

(Proposal No. 3 on the Proxy Card)

Our Board of Supervisors is recommending the approval of certain Delaware forum amendments, as described below, to each of the Existing Partnership Agreements.

Reasons for the Delaware Forum Amendments Proposal

Our Unitholders reside in most, if not all, of the states in the United States. Our Board of Supervisors believes that it would be detrimental to Suburban and the Operating Partnership, and to our Unitholders as a whole, if there were to be duplicative litigation in multiple forums, with the risk of inconsistent outcomes, on issues relating to the Existing or Restated Partnership Agreements. In addition, our Board believes that the Delaware courts’ familiarity and expertise in dealing with Delaware limited partnerships, and the substantial and influential body of existing Delaware case law relating to that subject, would provide Suburban, the Operating Partnership and our Unitholders with potentially greater certainty with respect to the outcome of any disputes governed by Delaware law than would otherwise be the case.

We are not aware of any currently outstanding or threatened litigation which would be impacted by this Delaware Forum Amendments Proposal.

Description of the Delaware Forum Amendments

We are proposing to amend Section 16.8 of the Existing MLP Agreement and Section 15.9 of the Existing OLP Agreement to provide, among other things, that the exclusive forum, venue and jurisdiction for any claim, suit, action or proceeding relating to those agreements will be the courts of the State of Delaware. We encourage you to read and review these proposed amendments which are set forth in Appendices A and B, respectively.

Vote Required and Recommendation of the Board of Supervisors

The affirmative vote of the holders of a majority of the issued and outstanding Common Units, whether in person or by proxy, is required for the approval of this Delaware Forum Amendments Proposal under the Existing MLP Agreement. The Board of Supervisors is also seeking approval of the Unitholders for the like change to be effected under the Restated OLP Agreement. The Board of Supervisors has unanimously approved the Restated MLP Agreement, in the form attached hereto as Appendix A, and the Restated OLP Agreement, in the form attached hereto as Appendix B, including the amendments described in this Proposal, and recommends Unitholder approval of those amendments in both the Restated MLP Agreement and the Restated OLP Agreement by a vote FOR this Delaware Forum Amendments Proposal.

It is important to note that if this Delaware Forum Amendments Proposal is approved, the amendments described in this Proposal will be implemented simultaneously in BOTH the Restated MLP Agreement and the Restated OLP Agreement.

***

If only one of the Financing Related Amendments Proposal (which is Proposal No. 2) or Delaware Forum Amendments Proposal (this Proposal No. 3) is approved, only the amendments relating to the proposal that is approved will be implemented simultaneously in BOTH the Restated MLP Agreement and the Restated OLP Agreement.

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ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal No. 4 on the Proxy Card)

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the Securities and Exchange Commission, we are providing our Unitholders with the opportunity to cast an advisory vote on the compensation of our named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives our Unitholders the opportunity to express their views on the design and effectiveness of our executive compensation program for our named executive officers.

As described in detail in the Compensation Discussion and Analysis beginning on page 16 of this Proxy Statement, our executive compensation program is designed to attract and retain talented executives who have the skills and experience required to achieve our goals, and to align the short-term and long-term interests of our executive officers with the short-term and long-term interests of our Unitholders.

Suburban seeks to accomplish these goals by providing our executives with compensation packages that are linked to performance measures. We align the short-term and long-term interests of our executive officers with the short-term and long-term interest of our Unitholders by:

•	Providing our executive officers with an annual incentive target that encourages them to meet or exceed performance objectives on an annual basis;

•	Providing a long-term incentive plan that contributes to the sustainable, profitable growth of Suburban by permitting executive officers to share in future generated benefits; and

•	Providing a restricted unit plan that encourages both the retention of our executive officers over a five-year period and behaviors conducive to the long-term appreciation of our Common Units.

We believe that our executive compensation programs satisfy our overall goal of sustainable, profitable growth.

Accordingly, the Board of Supervisors recommends that the Unitholders approve the following advisory resolution:

“RESOLVED, that the compensation paid to Suburban’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

Although the vote is non-binding, the Board of Supervisors and the Compensation Committee value the opinions expressed by Unitholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Section 14A of the Exchange Act also requires public companies to allow their shareholders to have an advisory vote on whether say-on-pay proposals should be voted on by those shareholders every 1, 2, or 3 years. We are not including such a proposal at the upcoming Meeting because the Existing MLP Agreement provides (and if approved at the Meeting, the Restated MLP Agreement will provide) for Tri-Annual Meetings of our Unitholders (once every 3 years); however, we will, for so long as Section 14A requires us to do so, include a say-on-pay proposal at each Tri-Annual Meeting.

Vote Required and Recommendation of the Board of Supervisors

The affirmative vote of a majority of votes cast by the Unitholders, whether in person or by proxy, is required for the approval of this Say-on-Pay proposal. The Board of Supervisors unanimously recommends a vote FOR this Say-on-Pay proposal.

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ADJOURNMENT OF THE TRI-ANNUAL MEETING

(Proposal No. 5 on the Proxy Card)

This Proposal, if adopted, will permit the Meeting to be adjourned, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the Meeting to approve Proposal No. 2 – the Financing Related Amendments Proposal or Proposal No. 3 – the Delaware Forum Amendments Proposal.

Vote Required and Recommendation of the Board of Supervisors

The affirmative vote of a majority of the votes cast by the Unitholders is required for the approval of this proposal. The Board of Supervisors unanimously recommends a vote FOR approval of this proposal.

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APPENDICES

Appendix A –	Form of Fourth Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P. (marked to indicate the changes from the Existing MLP Agreement)

Appendix B –	Form of Fourth Amended and Restated Agreement of Limited Partnership of Suburban Propane, L.P. (marked to indicate the changes from the Existing OLP Agreement)

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Appendix A

~~THIRD~~FOURTH AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

SUBURBAN PROPANE PARTNERS, L.P.

~~as amended as of July 31, 2007~~

Page

ARTICLE I DEFINITIONS	7

1.1 Definitions	21
1.2 Construction	~~11~~21

ARTICLE II ORGANIZATION	~~11~~21

2.1 Formation	~~11~~21
2.2 Name	~~11~~21
2.3 Registered Office; Registered Agent; Principal Office; Other Offices	~~11~~22
2.4 Purpose and Business	~~11~~22
2.5 Powers	~~11~~23
2.6 Power of Attorney	~~11~~23
2.7 Term	~~11~~24
2.8 Title to Partnership Assets	~~11~~24

ARTICLE III RIGHTS OF LIMITED PARTNERS	~~11~~25

3.1 Limitation of Liability	~~11~~25
3.2 Management of Business	~~11~~25
3.3 Outside Activities of the Limited Partners	~~11~~25
3.4 Rights of Limited Partners	~~11~~25

ARTICLE IV CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS; REDEMPTION OF PARTNERSHIP INTERESTS	~~11~~26

4.1 Certificates	~~11~~26
4.2 Mutilated, Destroyed, Lost or Stolen Certificates	~~11~~27
4.3 Record Holders	~~11~~28
4.4 Transfer Generally	~~11~~28
4.5 Registration and Transfer of Units	~~11~~29
4.6 Transfer of a General Partner’s Partnership Interest	~~11~~30
4.7 [Deleted]	~~11~~31
4.8 [Deleted]	~~11~~31
4.9 Restrictions on Transfers	~~11~~31
4.10 Citizenship Certificates; Non-citizen Assignees	~~11~~31
4.11 Redemption of Partnership Interests of Non-citizen Assignees	~~11~~32

ARTICLE V CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS	~~11~~34

5.1 [Deleted.]	~~11~~34

Page

5.2 [Deleted.]	~~11~~34
5.3 Outstanding General Partner Unit; Ownership of Common Units	~~11~~34
5.4 Interest and Withdrawal	~~11~~34
5.5 Capital Accounts	~~11~~34
5.6 Issuances of Additional Partnership Securities	~~11~~37
5.7 [Deleted.]	~~11~~37
5.8 [Deleted.]	~~11~~37
5.9 No Preemptive Rights	~~11~~38
5.10 Splits and Combinations	~~11~~38
5.11 Fully Paid and Non-Assessable Nature of Limited Partner Interests	~~11~~38
5.12 Loans from Partners	~~11~~39

ARTICLE VI ALLOCATIONS AND DISTRIBUTIONS	~~11~~39

6.1 Allocations for Capital Account Purposes	~~11~~39
6.2 Allocations for Tax Purposes	~~11~~42
6.3 Requirement and Characterization of Distributions; Distributions to Record Holders	~~11~~44

ARTICLE VII MANAGEMENT AND OPERATION OF BUSINESS	~~11~~45

7.1 Management	~~11~~45
7.2 The Board of Supervisors; Election; Term; Manner of Acting	~~11~~47
7.3 Nominations of Supervisors	~~11~~48
7.4 Removal of Members of the Board of Supervisors	~~11~~48
7.5 Resignations of Members of the Board of Supervisors	~~11~~49
7.6 Vacancies on the Board of Supervisors	~~11~~49
7.7 Meetings; Committees; Chairman	~~11~~49
7.8 Officers	~~11~~50
7.9 Compensation	~~11~~52
7.10 Restrictions on General Partner’s and Board of Supervisors’ Authority	~~11~~52
7.11 Reimbursement of the General Partner; Employee Benefit Plans	~~11~~53
7.12 Outside Activities of the General Partner	~~11~~54
7.13 Loans from the General Partner; Contracts with Affiliates; Certain Restrictions on the General Partner	~~11~~55
7.14 Indemnification	~~11~~56
7.15 Liability of Indemnitees	~~11~~57
7.16 Resolution of Conflicts of Interest	~~11~~58
7.17 Other Matters Concerning the General Partner and the Board of Supervisors	~~11~~59
7.18 Purchase or Sale of Units	~~11~~61
7.19 [Deleted.]	~~11~~61
7.20 Reliance by Third Parties	~~11~~61

ARTICLE VIII BOOKS, RECORDS, ACCOUNTING AND REPORTS	~~11~~62

8.1 Records and Accounting	~~11~~62

Page

8.2 Fiscal Year	~~11~~62
8.3 Reports	~~11~~62

ARTICLE IX TAX MATTERS	~~11~~63

9.1 Tax Returns and Information	~~11~~63
9.2 Tax Elections	~~11~~63
9.3 Tax Controversies	~~11~~64
9.4 Withholding	~~11~~64
ARTICLE X ADMISSION OF PARTNERS	~~11~~64

10.1 Current Partners	~~11~~64
10.2 Admission of Substituted Limited Partners	~~11~~64
10.3 Admission of Successor General Partner	~~11~~65
10.4 Admission of Additional Limited Partners	~~11~~65
10.5 Amendment of Agreement and Certificate of Limited Partnership	~~11~~66

ARTICLE XI WITHDRAWAL OR REMOVAL OF PARTNERS	~~11~~66

11.1 Withdrawal of the General Partner	~~11~~66
11.2 Removal of the General Partner	~~11~~68
11.3 Interest of Departing Partner and Successor General Partner; Delegation of Authority to the Board of Supervisors by Successor General Partner	~~11~~68
11.4 [Deleted.]	~~11~~69
11.5 Withdrawal of Limited Partners	~~11~~69

ARTICLE XII DISSOLUTION AND LIQUIDATION	~~11~~69

12.1 Dissolution	~~11~~69
12.2 [Deleted]	~~11~~70
12.3 Liquidator	~~11~~70
12.4 Liquidation	~~11~~70
12.5 Cancellation of Certificate of Limited Partnership	~~11~~71
12.6 Return of Capital Contributions	~~11~~71
12.7 Waiver of Partition	~~11~~71
12.8 Capital Account Restoration	~~11~~71

ARTICLE XIII AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE	~~11~~71

13.1 Amendment to be Adopted Solely by the Board of Supervisors	~~11~~71
13.2 Amendment Procedures	~~11~~73
13.3 Amendment Requirements	~~11~~74
13.4 Tri-Annual and Special Meetings	~~11~~74
13.5 Notice of a Meeting	~~11~~75
13.6 Record Date	~~11~~75
13.7 Adjournment	~~11~~75

Page

13.8 Waiver of Notice; Approval of Meeting; Approval of Minutes	~~11~~76
13.9 Quorum	~~11~~76
13.10 Conduct of a Meeting	~~11~~76
13.11 Action Without a Meeting	~~11~~77
13.12 Voting and Other Rights	~~11~~77

ARTICLE XIV MERGERS AND BUSINESS COMBINATIONS WITH INTERESTED UNITHOLDERS	~~11~~78

14.1 Authority	~~11~~78
14.2 Procedure for Merger or Consolidation	~~11~~78
14.3 Approval by Limited Partners of Merger or Consolidation	~~11~~79
14.4 Certificate of Merger	~~11~~79
14.5 Effect of Merger	~~11~~80
14.6 Business Combinations with Interested Unitholders	~~11~~80

ARTICLE XV [Deleted.]	~~11~~81

ARTICLE XVI GENERAL PROVISIONS	~~11~~81

16.1 Addresses and Notices	~~11~~81
16.2 Further Action	~~11~~81
16.3 Binding Effect	~~11~~81
16.4 Integration	~~11~~82
16.5 Creditors	~~11~~82
16.6 Waiver	~~11~~82
16.7 Counterparts	~~11~~82
16.8 Applicable Law; Forum, Venue and Jurisdiction	82
16.9 Invalidity of Provisions	~~11~~83
16.10 Consent of Partners	~~11~~83

~~THIRD~~FOURTH AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

SUBURBAN PROPANE PARTNERS, L.P.~~as further amended as of July 31, 2007~~

THIS ~~THIRD~~FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SUBURBAN PROPANE PARTNERS, L.P. dated as of ~~October 19, 2006, and amended as of July 31, 2007 (the~~[            ], 2012 (this “Agreement” or “Partnership Agreement”), is entered into by and among SUBURBAN ENERGY SERVICES GROUP LLC, a Delaware limited liability company, as the General Partner, and those Persons who are or become Partners in the Partnership or parties hereto as provided herein. In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

R E C I T A L S:

WHEREAS, Suburban Propane GP, Inc., a Delaware corporation and the initial general partner of the Partnership, (the “Initial General Partner”), and certain other parties, organized the Partnership as a Delaware limited partnership pursuant to the Delaware Act by filing a certificate of limited partnership of the Partnership with the Secretary of State of the State of Delaware on December 18, 1995 and the execution by the Initial General Partner and certain other parties as limited partners of that certain Agreement of Limited Partnership of the Partnership dated as of December 18, 1995 (the “Original Agreement”) providing for the organization of the partnership upon the terms and conditions set forth therein, which was subsequently amended and restated by the Amended and Restated Limited Partnership Agreement dated as of March 4, 1996, ~~and by~~ the Second Amended and Restated Limited Partnership Agreement dated as of May 26, 1999 (the “Second Partnership Agreement”)~~;~~ and the Third Amended and Restated Limited Partnership Agreement dated as of October 19, 2006, as further amended as of July 31, 2007 (the “Third Partnership Agreement”);

WHEREAS, pursuant to Section ~~5.8 of the Second Partnership Agreement, the Partnership and the General Partner entered into an exchange agreement, dated as of July 27, 2006 (the “Exchange Agreement”), in accordance with which all Incentive Distribution Rights (as defined in the Second Partnership Agreement), the entire economic interest in the Partnership included in the General Partner Interest and the entire economic interest in Suburban Propane, L.P. included in the General Partner’s interest therein were exchanged for 2,300,000 Common Units; and~~

~~WHEREAS, the Exchange Agreement and this Partnership Agreement were submitted to, and approved by, the Audit Committee (by Special Approval), the Board of Supervisors, the General Partner and the requisite vote of, the Limited Partners; and~~ 13.2 of the Third Partnership Agreement, the amendments to the Third Partnership Agreement of the type contained herein may be proposed only by or with the consent of the Board of Supervisors or the General Partner, and the Board of Supervisors has consented to such amendments to the Third Partnership Agreement; and

WHEREAS, pursuant to Section ~~13.1 of the Second Partnership Agreement, the Board of Supervisors had, and pursuant to Section 13.1 of this Partnership Agreement, the Board of Supervisors has, the authority to adopt certain amendments to this Agreement without the approval of any Limited Partner or Assignee to reflect, among other things, a change that, in the discretion of the Board of Supervisors, does not adversely affect the Limited Partners in any material respect, and the Board of Supervisors exercised this authority to adopt certain amendments relating to the transactions contemplated by the Exchange Agreement and to enable the Partnership to participate in a Book-Entry System (as defined below).~~13.2 of the Third Partnership Agreement, such proposed amendments to the Third Partnership Agreement shall be effective upon approval by the requisite holders of Outstanding Common Units referred to therein, and such requisite holders of Outstanding Common Units have approved such proposed amendments to the Third Partnership Agreement at the 2012 Tri-Annual Meeting;

NOW, THEREFORE, in consideration of the covenants and agreements made herein, the Partnership Agreement is hereby amended and restated in its entirety to read as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Acquisition” means any transaction in which any Group Member acquires (through an asset acquisition, merger, stock acquisition or other form of investment) control over all or a portion of the assets, properties or business of another Person for the purpose of increasing the operating capacity of the Partnership Group from the operating capacity of the Partnership Group existing immediately prior to such transaction.

“Additional Limited Partner” means a Person admitted to the Partnership as a Limited Partner pursuant to Section 10.4 and who is shown as such on the books and records of the Partnership.

“Adjusted Capital Account” means the Capital Account maintained for each Partner as of the end of each calendar year, (a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) decreased by (i) the amount of all losses and deductions that, as of the end of such calendar year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such calendar year, are reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner’s Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 6.1(e)(i) or 6.1(e)(ii)). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704--1(b)(2)(ii)(d) and shall be interpreted consistently therewith. The “Adjusted Capital Account” of a Partner in respect of a General Partner Unit, a Common Unit, or any other specified interest in the Partnership shall be the amount which such Adjusted Capital Account would be if such General Partner Unit, Common Unit, or other interest in the Partnership were the only interest in the Partnership held by a Partner from and after the date on which such General Partner Unit, Common Unit, or other interest was first issued.

“Adjusted Property” means any property the Carrying Value of which has been adjusted pursuant to Section 5.5(d)(i) or 5.5(d)(ii).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreed Allocation” means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 6.1, including~~, without limitation,~~ a Curative Allocation (if appropriate to the context in which the term “Agreed Allocation” is used).

“Agreed Value” of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the Board of Supervisors using such reasonable method of valuation as it may adopt. The Board of Supervisors shall, in its discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

“Agreement” means this agreement of limited partnership defined in the introductory paragraph hereof, as it may be amended, supplemented or restated from time to time.

“Assignee” means a Non-citizen Assignee or a Person to whom one or more Units representing a Limited Partner Interest have been ~~transferred~~Transferred in a manner permitted under this Agreement and who has executed and delivered a Transfer Application as required by this Agreement, but who has not been admitted as a Substituted Limited Partner.

“Associate” means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.

“Audit Committee” means a committee of the Board of Supervisors of the Partnership composed of three or more of the Supervisors then serving, each of whom shall satisfy the requirements of Section 7.7(b).

“Available Cash” means, with respect to any Quarter ending prior to the Liquidation Date,

(a) the sum of (i) all cash and cash equivalents of the Partnership Group on hand at the end of such Quarter, and (ii) all additional cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to such Quarter resulting from borrowings for working capital purposes less

(b) the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the Board of Supervisors to (i) provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures) subsequent to such Quarter, (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject or (iii) provide funds for distributions in respect of any one or more of the next four Quarters; provided, however, that the disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such Quarter but on or before the date of determination of Available Cash with respect to such Quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the Board of Supervisors so determines.

Notwithstanding the foregoing, “Available Cash” with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 of the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended, and “Beneficially Owned” shall have the corresponding meaning.

“Board of Supervisors” shall mean the board of supervisors of the Partnership, elected in accordance with the provisions of Article VII, to whom the General Partner irrevocably delegates, and in which is vested, pursuant to Section 7.1, and subject to Section 7.10, the power to manage the business and activities of the Partnership. The Board of Supervisors shall constitute a committee with the meaning of Section 17-303(b)(7) of the Delaware Act.

“Book-Entry System” means a direct registration system operated by a securities depository, which system meets the requirements of any National Securities Exchange on which the Common Units are, at the time in question, listed for trading.

“Book-Tax Disparity” means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner’s share of the Partnership’s Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner’s Capital Account balance as maintained pursuant to Section 5.5 and the hypothetical balance of such Partner’s Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

“Business Combination” means:

(i) any merger or consolidation of the Partnership or any direct or indirect majority-owned Subsidiary of the Partnership with (A) the Interested Unitholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the Interested Unitholder;

(ii) Any sale, lease, exchange, mortgage, pledge, ~~transfer or other~~ disposition or other Transfer (in one transaction or a series of transactions), except proportionately as a Unitholder of the Partnership, to or with the Interested Unitholder, whether as part of a dissolution or otherwise, of assets of the Partnership or of any direct or indirect majority-owned Subsidiary of the Partnership which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Partnership determined on a consolidated basis or the aggregate market value of all the Outstanding Units of the Partnership;

(iii) Any transaction which results in the issuance or ~~transfer~~Transfer by the Partnership or by any direct or indirect majority-owned Subsidiary of the Partnership of any Units of the Partnership or equity securities of such Subsidiary to the Interested Unitholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Units of the Partnership or equity securities of any Subsidiary of the Partnership, which Units or equity securities were outstanding prior to the time that the Interested Unitholder became such; (B) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Units or securities of any such Subsidiary, which security is distributed pro rata to all Unitholders of the Partnership subsequent to the time the Interested Unitholder became such; (C) pursuant to an exchange offer by the Partnership to purchase Units made on the same terms to all Unitholders; or (D) any issuance or ~~transfer~~Transfer of Units by the Partnership; provided however, that in no case under items (C) and (D) shall there be an increase in the Interested Unitholder’s proportionate share of the Units of the Partnership;

(iv) Any transaction involving the Partnership or any direct or indirect majority--owned Subsidiary of the Partnership which has the effect, directly or indirectly, of increasing the proportionate share of the Units of the Partnership or equity securities of any Subsidiary of the Partnership which is owned by the Interested Unitholder, except as a result of immaterial changes due to fractional unit adjustments or as a result of any purchase or redemption of any Units or such securities not caused, directly or indirectly, by the Interested Unitholder; or

(v) Any receipt by the Interested Unitholder of the benefit, directly or indirectly (except proportionately as a Unitholder of the Partnership), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in clauses (i)-(iv) above) provided by or through the Partnership or any direct or indirect majority-owned Subsidiary of the Partnership.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the states of New York or New Jersey shall not be regarded as a Business Day.

“Capital Account” means the capital account maintained for a Partner pursuant to Section 5.5. The “Capital Account” of a Partner in respect of the General Partner Unit, a Common Unit,

or any other Partnership Interest shall be the amount which such Capital Account would be if such General Partner Unit, Common Unit, or other Partnership Interest were the only interest in the Partnership held by a Partner from and after the date on which such General Partner Unit, Common Unit, or other Partnership Interest was first issued.

“Capital Contribution” means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes or has contributed to the Partnership pursuant to this Agreement (or the Original Agreement) or the Contribution and Conveyance Agreement.

“Capital Improvements” means (a) additions or improvements to the capital assets owned by any Group Member or (b) the acquisition of existing, or the construction of new, capital assets (including retail distribution outlets, propane tanks, pipeline systems, storage facilities and related assets), made to increase the operating capacity of the Partnership Group from the operating capacity of the Partnership Group existing immediately prior to such addition, improvement, acquisition or construction.

“Capitalized Lease Obligations” means obligations to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real and/or personal property, which obligations are accounted for as a capital lease on a balance sheet under U.S. GAAP; for the purpose hereof the amount of such obligations shall be the capitalized amount reflected on such balance sheet.

“Carrying Value” means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners’ and Assignees’ Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Sections 5.5(d)(i) and 5.5(d)(ii) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the Board of Supervisors.

“Cause” means a court of competent jurisdiction has entered a final, non-appealable judgment finding a Person liable for actual fraud, gross negligence or willful or wanton misconduct in its capacity as general partner of the Partnership or as a member of the Board of Supervisors, as the case may be.

“Certificate” means a certificate, (a) substantially in the form of Exhibit A to this Agreement, (b) issued in global form in accordance with the rules and regulations of the Depositary or (c) in such other form as may be adopted by the Board of Supervisors in its discretion, issued by the Partnership evidencing ownership of one or more Common Units or a certificate, in such form as may be adopted by the Board of Supervisors in its discretion, issued by the Partnership evidencing ownership of one or more other Partnership Interests.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 2.1, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

“Citizenship Certification” means a properly completed certificate in such form as may be specified by the Board of Supervisors by which an Assignee or a Limited Partner certifies that he (and if he is a nominee holding for the account of another Person, that to the best of his knowledge such other Person) is an Eligible Citizen.

“Closing Price” for any day means the last sale price on such day, or in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted for trading on the principal National Securities Exchange on which the Units of such class are listed or admitted to trading or, if the Units of such class are not listed or admitted to trading on any National Securities Exchange, the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over--the--counter market, or, if on any such day the Units of such class are not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Units of such class selected by the Board of Supervisors, or if on any such day no market maker is making a market in the Units of such class, the fair value of such Units on such day as determined reasonably and in good faith by the Board of Supervisors.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Common Unitholder” means a Unitholder holding Common Units.

“Commission” means the United States Securities and Exchange Commission.

“Common Unit” means a Unit representing a fractional part of the Partnership Interests of all Limited Partners and Assignees and having the rights and obligations specified with respect to Common Units in this Agreement.

“Contributed Property” means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 5.5(d), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

“Contribution and Conveyance Agreement” means that certain Contribution, Conveyance and Assumption Agreement, dated as of March 4, 1996, among the Initial General Partner, the Partnership, the Operating Partnership and certain other parties, together with the additional conveyance documents and instruments contemplated or referenced thereunder.

“Curative Allocation” means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of Section 6.1(e)(xi).

“Current Market Price” as of any date for any class of Units listed or admitted to trading on any National Securities Exchange means the average of the daily Closing Prices per Unit of such class for the 20 consecutive Trading Days immediately prior to such date.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. §§17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Departing Partner” means a former General Partner from and after the effective date of any withdrawal or removal of such former General Partner pursuant to Section 11.1 or 11.2.

“Depositary” means, with respect to any Units issued in global form, The Depository Trust Company and its successors and permitted assigns.

“Economic Risk of Loss” has the meaning set forth in Treasury Regulation Section 1.752--2(a).

“Eligible Citizen” means a Person qualified to own interests in real property in jurisdictions in which any Group Member does business or proposes to do business from time to time, and whose status as a Limited Partner or Assignee does not or would not subject such Group Member to a significant risk of cancellation or forfeiture of any of its properties or any interest therein.

“Event of Withdrawal” has the meaning assigned to such term in Section 11.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute.

~~“Exchange Agreement” means the agreement dated as of July 27, 2006, by and among the Partnership, the General Partner and Suburban Propane, L.P., as it may be amended, supplemented or restated from time to time.~~

“General Partner” means Suburban Energy Services Group LLC and its successors as general partner of the Partnership.

“General Partner Interest” means the ownership interest of the General Partner in the Partnership (in its capacity as a general partner without reference to any Limited Partner Interest held by it) which is evidenced by the General Partner Unit and includes any and all benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement.

“General Partner Unit” means the Unit representing the General Partner Interest and having the rights and obligations specified with respect to the General Partner Interest in this Agreement.

“General Partner Unitholder” means a Unitholder holding the General Partner Unit.

“Group” means a Person which, with or through any of its Affiliates or Associates, has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more Persons) or disposing of any Partnership Securities with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, Partnership Securities.

“Group Member” means a member of the Partnership Group.

“Indebtedness”, as used in ~~Section~~Sections 7.1(b), 7.10(a) and (b), and 13.1, means, as applied to any Person, without duplication, any indebtedness (whether on an unsecured or secured basis), exclusive of deferred taxes, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit in support of bonds, notes, debentures or similar instruments; (iii) representing the balance deferred and unpaid of the purchase price of any property, if and to the extent such indebtedness would appear as a liability on a balance sheet of such Person prepared in accordance with U.S. GAAP (but excluding trade accounts payable arising in the ordinary course of business that are not overdue by more than 90 days or are being contested by such Person in good faith); (iv) any Capitalized Lease Obligations of such Person; and (v) Indebtedness of others guaranteed by such Person, including~~, without limitation,~~ every obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, or (B) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness.

“Indemnitee” means (a) the members of the Board of Supervisors or the members of the board of supervisors of the Operating Partnership or any other Group Member, (b) the General Partner, any Departing Partner and any Person who is or was an Affiliate of the General Partner or any Departing Partner, (c) any Person who is or was a member, partner, director, officer, employee, agent or trustee of any Group Member, the General Partner or any Departing Partner or any Affiliate of any Group Member, the General Partner or any Departing Partner and (d) any Person who is or was serving at the request of the Board of Supervisors, the General Partner or any Departing Partner or any Affiliate of the General Partner or any Departing Partner as a member, partner, director, officer, employee, partner, agent, fiduciary or trustee of another Person, in each case, acting in such capacity; provided, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

“Initial General Partner” has the meaning assigned to such term in the Recitals to this Agreement.

“Initial Limited Partners” means the initial limited partner and the initial underwriters of the Partnership.

“Interested Unitholder” means any Person, including its Affiliates and Associates (other than the Partnership or any Subsidiary of the Partnership, any employee benefit plan maintained by the Partnership or any Subsidiary thereof or any trustee or fiduciary with respect to any such plan when acting in such capacity), that:

(i) is, or was at any time within the three-year period immediately prior to the date in question, the Beneficial Owner of fifteen percent (15%) or more of the then Outstanding Units and who did not become the Beneficial Owner of such amount of Units pursuant to a transaction that (x) was approved by the affirmative vote of a majority of the entire Board of Supervisors; or (y) resulted in such Person becoming the Beneficial Owner of at least 85% of the then Outstanding Units (excluding Units owned by Officers and Supervisors of the Partnership).

(ii) is an assignee of, or has otherwise succeeded to, any Units of which an Interested Unitholder was the Beneficial Owner at any time within the three-year period immediately prior to the date in question, if such assignment or succession occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act.

For the purpose of determining whether a Person is an Interested Unitholder, the Partnership Interests that may be issuable or exchangeable by the Partnership to the Interested Unitholder pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be included as being owned by such Person, but not any other Partnership Interests that may be issuable or exchangeable by the Partnership pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, to any Person who is not the Interested Unitholder.

“Limited Partner” means, unless the context otherwise requires, (a) each Initial Limited Partner, each Substituted Limited Partner, each Additional Limited Partner and any Departing Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 11.3, and (b) solely for purposes of Articles V, VI, VII and IX and Sections 12.3 and 12.4, each Assignee.

“Limited Partner Interest” means the ownership interest of a Limited Partner in the Partnership which is evidenced by Common Units or other Partnership Securities and includes any and all benefits to which a Limited Partner is entitled as provided in this Agreement, together with all obligations of a Limited Partner to comply with the terms and provisions of this Agreement.

“Liquidation Date” means in respect of any event giving rise to the dissolution of the Partnership, the date on which such event occurs.

“Liquidator” means one or more Persons selected by the Board of Supervisors to perform the functions described in Section 12.3.

“Merger Agreement” has the meaning assigned to such term in Section 14.1.

“National Securities Exchange” means an exchange registered with the Commission under Section 6(a) of the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time, and any successor to such statute, or the Nasdaq Stock Market or any successor thereto.

“Net Agreed Value” means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or Assignee by the Partnership, the Partnership’s Carrying Value of such property (as adjusted pursuant to Section 5.5(d)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Partner or Assignee upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

“Net Loss” means, for any taxable year, the excess, if any, of the Partnership’s items of loss and deduction for such taxable year over the Partnership’s items of income and gain for such taxable year. The items included in the calculation of Net Loss shall be determined in accordance with Section 5.5(b) and shall not include any items specially allocated under Section 6.1(e).

“Non-citizen Assignee” means a Person whom the Board of Supervisors has determined in its discretion does not constitute an Eligible Citizen and as to whose Partnership Interest the General Partner has become the Substituted Limited Partner, pursuant to Section 4.10.

“Nonrecourse Built-in Gain” means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections 6.2(b)(i)(A), 6.2(b)(ii)(A) and 6.2(b)(iii) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

“Nonrecourse Deductions” means any and all items of loss, deduction or expenditures (including~~, without limitation,~~ any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

“Nonrecourse Liability” has the meaning set forth in Treasury Regulation Section 1.752--1(a)(2).

“Officers” means the Chief Executive Officer, the President, any Vice Presidents, the Secretary, the Treasurer, any Assistant Secretaries or Assistant Treasurers, and any other officers of the Partnership appointed by the Board of Supervisors pursuant to Section 7.8.

“Operating Partnership” means Suburban Propane, L.P., a Delaware limited partnership, and any successors thereto.

“Operating Partnership Agreement” means the ~~Third~~Fourth Amended and Restated Agreement of Limited Partnership of Suburban Propane, L.P., as it may be amended, supplemented or restated from time to time.

“Opinion of Counsel” means a written opinion of counsel (who may be regular counsel to the Partnership or the General Partner or any of their Affiliates) acceptable to the Board of Supervisors in its reasonable discretion.

“Organizational Limited Partner” means Quantum Chemical Corporation, in its capacity as the organizational limited partner of the Partnership.

“Original Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Outstanding” means, with respect to Partnership Securities, all Partnership Securities that are issued by the Partnership and reflected as outstanding on the Partnership’s books and records as of the date of determination.

“Partner Nonrecourse Debt” has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

“Partner Nonrecourse Debt Minimum Gain” has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2).

“Partner Nonrecourse Deductions” means any and all items of loss, deduction or expenditure (including~~, without limitation,~~ any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Partner Nonrecourse Debt.

“Partners” means the General Partner and the Limited Partners.

“Partnership” means Suburban Propane Partners, L.P., a Delaware limited partnership, and any successors thereto.

“Partnership ~~Agreement” or “~~Agreement” means this ~~Third Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P.~~agreement of limited partnership defined in the introductory paragraph hereof, as it may be amended, supplemented or restated from time to time.

“Partnership Group” means the Partnership, the Operating Partnership and any Subsidiary of either such entity, treated as a single consolidated entity.

“Partnership Interest” means an interest in the Partnership, which shall include General Partner Interests and Limited Partner Interests.

“Partnership Minimum Gain” means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d).

“Partnership Security” means any class or series of Common Units, any option, right, warrant or appreciation rights relating thereto, or any other type of equity interest that the Partnership may lawfully issue, or any unsecured or secured debt obligation of the Partnership that is convertible into any class or series of equity interests of the Partnership.

“Percentage Interest” means as of the date of such determination, (a) as to any Partner or Assignee holding Common Units, the product of (i) 100% less the percentage applicable to clause (b) multiplied by (ii) the quotient of the number of Common Units held by such Partner or Assignee divided by the total number of all Outstanding Common Units and (b) as to the holders of additional Partnership Securities issued by the Partnership in accordance with Section 5.6, the percentage established as a part of such issuance. The General Partner’s Percentage Interest with respect to its General Partner Unit and General Partner Interest shall be zero.

“Person” means an individual or a corporation, limited liability company, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Pro Rata” means (a) when modifying Units or any class thereof, apportioned equally among all designated Units in accordance with their Percentage Interests, and (b) when modifying Partners and Assignees, apportioned among all Partners and Assignees in accordance with their Percentage Interests.

“Proxy Statement” means the definitive Proxy Statement of the Partnership on Schedule 14A under the Securities Exchange Act of 1934, as amended, filed with the Commission for the purpose of soliciting the votes of the Unitholders~~, to approve the Partnership Agreement and the Exchange Agreement and the transactions contemplated thereby, as it has been or as it may be amended or supplemented from time to time~~ in connection with the 2012 Tri-Annual Meeting.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Partnership.

“Recapture Income” means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary because it represents the recapture of deductions previously taken with respect to such property or asset.

“Record Date” means the date established by the Board of Supervisors for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Limited Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Limited Partners or (b) the identity of Record Holders entitled to receive any report or distribution.

“Record Holder” means the Person in whose name a Common Unit is registered on the books of the Transfer Agent as of the opening of business on a particular Business Day, or with respect to a holder of a General Partner Unit, the Person in whose name such General Partner Unit, or other Partnership Interest is registered on the books which the Board of Supervisors has caused to be kept as of the opening of business on such Business Day.

“Redeemable Interests” means any Partnership Interests for which a redemption notice has been given, and has not been withdrawn, pursuant to Section 4.11.

“Required Allocations” means (a) any limitation imposed on any allocation of Net Losses, and (b) any allocation of an item of income, gain, loss or deduction pursuant to Section 6.1(e)(i), 6.1(e)(ii), 6.1(e)(iv), 6.1(e)(vii) or 6.1(e)(ix).

“Restated GP Agreement” has the meaning assigned to such term in Section 4.6(b).

“Residual Gain” or “Residual Loss” means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.2(b)(i)(A) or 6.2(b)(ii)(A), respectively, to eliminate Book-Tax Disparities.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

“Second Partnership Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Special Approval” means approval by a majority of the members of the Audit Committee.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 10.2 in place of and with all the rights of a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

“Supervisors” means the members of the Board of Supervisors who are elected as such in accordance with the provisions of Article VII.

“Surviving Business Entity” has the meaning assigned to such term in Section 14.2(b).

“Third Partnership Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Trading Day” means a day on which the principal National Securities Exchange on which the Units of any class are listed or admitted to trading is open for the transaction of business or, if Units of a class are not listed or admitted to trading on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

“Transfer” has the meaning assigned to such term in Section 4.4(a).

“Transfer Agent” means such bank, trust company or other Person (including the Partnership, the General Partner or one of its Affiliates) as shall be appointed from time to time by the Board of Supervisors to act as registrar and transfer agent for the Common Units or other Partnership Securities.

“Transfer Application” means an application and agreement for ~~transfer~~Transfer of Units in the form set forth on the back of a Certificate or in a form substantially to the same effect in a separate instrument.

“Tri-Annual Meeting” means the meeting of Limited Partners to be held every third year, at which meeting the Board of Supervisors shall be elected, and such other business transacted as may properly be brought before the meeting.

“Unit” means a Partnership Interest of a Partner or Assignee in the Partnership and shall include Common Units and the General Partner Unit.

“Unitholders” means the holders of Common Units and the General Partner Unit.

“Unrealized Gain” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section 5.5(d)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date).

“Unrealized Loss” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date) over (b) the fair market value of such property as of such date (as determined under Section 5.5(d)).

“U.S. GAAP” means United States Generally Accepted Accounting Principles consistently applied.

“Withdrawal Opinion of Counsel” ~~has the meaning assigned to such term in Section 11.1(b).~~means an Opinion of Counsel providing that the withdrawal of the General Partner from the Partnership (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner or of a limited partner of the Operating Partnership or cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes.

1.2 Construction.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; and (c) “include” or “includes” means includes, without limitation, and “including” means including, without limitation.

ARTICLE II

ORGANIZATION

2.1 Formation.

The Initial General Partner and the Organizational Limited Partner previously formed the Partnership as a limited partnership upon the filing on December 18, 1995 of the Certificate of Limited Partnership with the Secretary of State of the State of Delaware pursuant to the provisions of the Delaware Act and the execution of the Original Agreement. The General Partner and the Limited Partners hereby amend and restate the ~~Second~~Third Partnership Agreement in its entirety to continue the Partnership as a limited partnership pursuant to the provisions of the Delaware Act and to set forth the rights and obligations of the Partners and certain matters related thereto. This amendment and restatement shall become effective on the date of this Agreement. Except as expressly provided to the contrary in this Agreement, the rights and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes.

The Initial General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act, and the General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be determined by the Board of Supervisors to be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent that such action is determined by the Board of Supervisors to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property~~, including in connection with the Exchange Agreement and the transactions contemplated thereby~~. Subject to the provisions of Section 3.4(a), the Partnership shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner or Assignee.

2.2	Name.

The name of the Partnership shall be “Suburban Propane Partners, L.P.” The Partnership’s business may be conducted under any other name or names deemed necessary or appropriate by the Board of Supervisors, including, if consented to by the General Partner in its sole discretion, the name of the General Partner. The words “Limited Partnership,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The Board of Supervisors in its discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

2.3 Registered Office; Registered Agent; Principal Office; Other Offices.

Unless and until changed by the Board of Supervisors or the Chief Executive Officer, the registered office of the Partnership in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street, New Castle County, Wilmington, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be The Corporation Trust Company. The principal office of the Partnership shall be located at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0206 or such other place as the Board of Supervisors may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the Board of Supervisors deems necessary or appropriate. The address of the General Partner shall be One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0206 or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

2.4 Purpose and Business.

The purpose and nature of the business to be conducted by the Partnership shall be to (a) serve as a limited partner in the Operating Partnership and, in connection therewith, to exercise all the rights and powers conferred upon the Partnership as a limited partner in the Operating Partnership pursuant to the Operating Partnership Agreement or otherwise, (b) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that the Operating Partnership is permitted to engage in by the Operating Partnership Agreement and, in connection therewith, exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity, (c) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the Board of Supervisors and which lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity, and (d) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group Member. The Board of Supervisors has no obligation or duty to the Partnership, the Limited Partners, or the Assignees to propose or approve, and in its discretion may decline to propose or approve, the conduct by the Partnership of any business.

2.5 Powers.

The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Partnership.

2.6 Power of Attorney.

(a) Each Limited Partner and each Assignee hereby constitutes and appoints the Chief Executive Officer and President of the Partnership and, if a Liquidator shall have been selected pursuant to Section 12.3, the Liquidator, severally (and any successor to the Liquidator by merger, ~~transfer~~Transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, as the case may be, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

(i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including this Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the Board of Supervisors or the Liquidator deems necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the Board of Supervisors or the Liquidator deems necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement; (C) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the Board of Supervisors or the Liquidator deems necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article IV, X, XI or XII; (E) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Partnership Securities issued pursuant to Section 5.6; and (F) all certificates, documents and other instruments (including agreements and a certificate of merger) relating to a merger or consolidation of the Partnership pursuant to Article XIV; and (ii) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments necessary or appropriate, in the discretion of the Board of Supervisors or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or is necessary or appropriate, in the discretion of the Board of Supervisors or the Liquidator, to effectuate the terms or intent of this Agreement; provided, however, that when required by Section 13.3 or any other provision of this Agreement that establishes a percentage of the Limited Partners or of the Limited Partners of any class or series required to take any action, the Chief Executive Officer and President of the Partnership and the Liquidator may exercise the power of attorney made in this Section 2.6(a)(ii) only after the necessary vote, consent or approval of the Limited Partners or of the Limited Partners of such class or series, as applicable.

Nothing contained in this Section 2.6(a) shall be construed as authorizing the Board of Supervisors to amend this Agreement except in accordance with Article XIII or as may be otherwise expressly provided for in this Agreement.

(b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Assignee and the ~~transfer~~Transfer of all or any portion of such Limited Partner’s or Assignee’s Partnership Interest and shall extend to such Limited Partner’s or Assignee’s heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the Chief Executive Officer or President of the Partnership or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the Chief Executive Officer or President of the Partnership or the Liquidator taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the Chief Executive Officer or President of the Partnership or the Liquidator, within 15 days after receipt of the request therefor, such further designation, powers of attorney and other instruments as the Chief Executive Officer or President of the Partnership or the Liquidator deems necessary to effectuate this Agreement and the purposes of the Partnership.

2.7 Term.

The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue until the close of Partnership business on September 30, 2085, or until the earlier dissolution of the Partnership in accordance with the provisions of Article XII.

2.8 Title to Partnership Assets.

Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner or Assignee, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, or one or more nominees, as the Board of Supervisors may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of the General Partner or one or more nominees shall be held by the General Partner or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the Board of Supervisors determines that the expense and difficulty of conveyancing makes ~~transfer~~Transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided, further, that, prior to an event of withdrawal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the ~~transfer~~Transfer of record title to the Partnership and, prior to any such ~~transfer~~Transfer, will provide for the use of such assets in a manner satisfactory to the Board of Supervisors. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

ARTICLE III

RIGHTS OF LIMITED PARTNERS

3.1 Limitation of Liability

The Limited Partners and the Assignees shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

3.2 Management of Business.

No Limited Partner or Assignee (other than the General Partner, or any of its Affiliates or any member, officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, member of the board of supervisors or directors, employee or agent of a Group Member, in its capacity as such, if such Person shall also be a Limited Partner or Assignee) shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. Any action taken by any Affiliate of the General Partner or any member, officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, member of the board of supervisors or directors, member, partner, employee or agent of a Group Member, in its capacity as such, shall not be deemed to be participation in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17-303(a) of the Delaware Act) and shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

3.3 Outside Activities of the Limited Partners.

Subject to the provisions of Section 7.12, which shall continue to be applicable to the Persons referred to therein, regardless of whether such Persons shall also be Limited Partners or Assignees, any Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group. Neither the Partnership nor any of the other Partners or Assignees shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee.

3.4 Rights of Limited Partners.

(a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 3.4(b), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner’s interest as a limited partner in the Partnership, upon reasonable demand and at such Limited Partner’s own expense:

(i) to obtain true and full information regarding the status of the business and financial condition of the Partnership;

(ii) promptly after becoming available, to obtain a copy of the Partnership’s federal, state and local tax returns for each year, provided, however, that only the requesting Limited Partner’s Schedule K-1 will be included therewith;

(iii) to have furnished to such Limited Partner, upon notification to the Partnership, a current list of the name and last known business, residence or mailing address of each Partner;

(iv) to have furnished to such Limited Partner, upon notification to the Partnership, a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with a copy of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

(v) to obtain true and full information regarding the amount of cash and a description and statement of the Net Agreed Value of any other Capital Contribution by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner; and

(vi) to obtain such other information regarding the affairs of the Partnership as is just and reasonable.

(b) The Board of Supervisors may keep confidential from the Limited Partners and Assignees, for such period of time as the Board of Supervisors deems reasonable, (i) any information that the Board of Supervisors reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the Board of Supervisors in good faith believes (A) is not in the best interests of the Partnership Group, (B) could damage the Partnership Group or (C) that any Group Member is required by law or by agreements with third parties to keep confidential (other than agreements with Affiliates, the primary purpose of which is to circumvent the obligations set forth in this Section 3.4).

ARTICLE IV

CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS;

REDEMPTION OF PARTNERSHIP INTERESTS

4.1 Certificates.

Upon the Partnership’s issuance of Common Units to any Person, the Partnership shall issue one or more Certificates in the name of such Person evidencing the number of such Common Units being so issued. Certificates shall be executed on behalf of the Partnership by the Chief Executive Officer, President or any Vice President and the Secretary or any Assistant Secretary of the Partnership. No Common Unit Certificate shall be valid for any purpose until it has been countersigned by the Transfer Agent; provided, however, that if the Board of

Supervisors elects to issue Common Units in global form, the Common Unit Certificates shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Common Units have been duly registered in accordance with the directions of the Partnership. Any or all the signatures on the Certificate may be a facsimile. In case any Officer or Transfer Agent who has signed or whose facsimile signature has been placed upon a Certificate shall have ceased to be such Officer or Transfer Agent before such Certificate is issued, it may be issued by the Partnership with the same effect as if such person were such Officer or Transfer Agent at the date of issue. Notwithstanding anything to the contrary in this Section 4.1 or any other provision of this Agreement, the Partnership may allow interests in Common Units to be recorded and maintained in a Book-Entry System without the issuance of a Certificate.

4.2 Mutilated, Destroyed, Lost or Stolen Certificates.

(a) If any mutilated Certificate is surrendered to the Transfer Agent, the appropriate Officers of the Partnership shall execute, and the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number of Units as the Certificate so surrendered.

(b) The appropriate Officers of the Partnership shall execute, and the Transfer Agent shall countersign and deliver (or, in the case of Common Units issued in global form, register in accordance with the rules and regulations of the Depositary), a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

(i) makes proof by affidavit, in form and substance satisfactory to the Partnership, that a previously issued Certificate has been lost, destroyed or stolen;

(ii) requests the issuance of a new Certificate before the Partner has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii) if requested by the Partnership, delivers to the Partnership a bond, in form and substance satisfactory to the Partnership, with surety or sureties and with fixed or open penalty as the Partnership may reasonably direct, in its sole discretion, to indemnify the Partnership, the Partners, the Board of Supervisors, the Partnership’s officers, employees, agents and other representatives and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv) satisfies any other reasonable requirements imposed by the Partnership.

If a Limited Partner or Assignee fails to notify the Partnership within a reasonable time after such Person has notice of the loss, destruction or theft of a Certificate, and a ~~transfer~~Transfer of the Limited Partner Interests represented by the lost, destroyed or stolen Certificate is registered before the Partnership, the Board of Supervisors or the Transfer Agent receives such notification, the Limited Partner or Assignee shall be precluded from making any claim against the Partnership, the Board of Supervisors and the Transfer Agent for such ~~transfer~~Transfer or for a new Certificate.

(c) As a condition to the issuance of any new Certificate under this Section 4.2, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.

4.3 Record Holders.

The Partnership shall be entitled to recognize the Record Holder as the Partner or Assignee with respect to any Partnership Interest and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Partnership Interest on the part of any other Person, regardless of whether the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Units, as between the Partnership on the one hand, and such other Persons on the other, such representative Person (a) shall be the Limited Partner or Assignee (as the case may be) of record and beneficially, (b) must execute and deliver a Transfer Application and (c) shall be bound by this Agreement and shall have the rights and obligations of a Limited Partner or Assignee (as the case may be) hereunder and as provided for herein.

4.4 Transfer Generally.

(a) When used in this Agreement, but subject to Section 4.4(b), the term “Transfer” means a transfer, sale, assignment, conveyance, gift, pledge, encumbrance, hypothecation, mortgage, exchange or other disposition, in whole or in part. The term “Transfer” also includes a grant of a proxy or other authorization to a third party to exercise voting or other rights with respect to any Group Member other than the Partnership.

(b) ~~(a) The term “transfer,” when~~When used in this Agreement, a Transfer with respect to a Partnership Interest, shall be deemed to refer to a transaction by which the General Partner ~~assigns~~Transfers its General Partner Interest to another Person or by which the holder of a Limited Partner Interest ~~assigns~~Transfers such Limited Partner Interest to another Person who is or becomes a Limited Partner or an Assignee~~, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise, in whole or in part.~~

(c) ~~(b)~~ No Partnership Interest shall be ~~transferred~~Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IV. Any ~~transfer~~Transfer or purported transferTransfer of a Partnership Interest not made in accordance with this Article IV shall be null and void.

(d) ~~(c)~~ Nothing contained in this Agreement shall be construed to prevent a ~~disposition~~Transfer by any securityholder of the General Partner of any or all of the issued and outstanding equity interests in the General Partner.

(e) ~~(d)~~ Nothing contained in this Agreement shall preclude the settlement of any transactions involving Partnership Interests entered into through the facilities of any National Securities Exchange on which such Partnership Interests are listed for trading.

4.5 Registration and Transfer of Units.

(a) The Partnership shall keep or cause to be kept on behalf of the Partnership a register in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 4.5(b), the Partnership will provide for the registration and ~~transfer~~Transfer of Units. The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering Common Units and ~~transfers~~Transfers of such Common Units as herein provided. The Partnership shall not recognize ~~transfers~~Transfers of Certificates representing Units, or ~~transfers~~Transfers of Units recorded in a Book-Entry System, unless such ~~transfers~~Transfers are effected in the manner described in this Section 4.5. Upon surrender for registration of ~~transfer~~Transfer of any Units evidenced by a Certificate, and subject to the provisions of Section 4.5(b), the appropriate officers on behalf of the Partnership shall execute, and in the case of Common Units, the Transfer Agent shall countersign and deliver (or, in the case of Common Units issued in global form, register in accordance with the rules and regulations of the Depositary), in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Certificates evidencing the same aggregate number of Units as was evidenced by the Certificate so surrendered.

(b) Except as otherwise provided in Section 4.10, the Partnership shall not recognize any ~~transfer~~Transfer of Units until the Certificates evidencing such Units, if any, are surrendered for registration of ~~transfer~~Transfer and such Certificates, or a request for ~~transfer~~Transfer of such Units made in accordance with the rules of the Book-Entry System, are accompanied by a Transfer Application duly executed by the transferee (or the transferee’s attorney-in-fact duly authorized in writing). No charge shall be imposed by the Partnership for such ~~transfer~~Transfer; provided, however, that as a condition to the issuance of any new Certificate or to a transferTransfer of Units recorded in a Book-Entry System under this Section 4.5, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

(c) Units may be ~~transferred~~Transferred only in the manner described in this Section 4.5. The ~~transfer~~Transfer of any Units and the admission of any new Partner shall not constitute an amendment to this Agreement.

(d) Until admitted as a Substituted Limited Partner pursuant to Section 10.2, the Record Holder of a Common Unit shall be an Assignee in respect of such Common Unit. Limited Partners may include custodians, nominees, or any other individual or entity in its own or any representative capacity.

(e) A transferee of a Common Unit who has completed and delivered a Transfer Application shall be deemed to have (i) requested admission as a Substituted Limited Partner, (ii) agreed to comply with and be bound by and to have executed this Agreement, (iii) represented and warranted that such transferee has the right, power and authority and, if an individual, the capacity to enter into this Agreement, (iv) granted the powers of attorney set forth in this Agreement and (v) given the consents and approvals and made the waivers contained in this Agreement.

4.6 Transfer of a General Partner’s Partnership Interest.

(a) Any ~~transfer~~Transfer by the General Partner of any portion of its General Partner Interest shall be subject to the prior approval of the Board of Supervisors. Notwithstanding anything herein to the contrary, no ~~transfer~~Transfer by the General Partner of all or any part of its General Partner Interest to another Person shall be permitted unless (i) the transferee agrees to assume the rights and duties of the General Partner under this Agreement and ~~the Operating Partnership Agreement and~~ to be bound by the provisions of this Agreement, and ~~the Operating Partnership Agreement,~~ (ii) the Partnership receives an Opinion of Counsel that such ~~transfer~~Transfer would not result in the loss of limited liability of any Limited Partner or of any limited partner of the Operating Partnership or cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed) ~~and (iii) such transferee also agrees to purchase all (or the appropriate portion thereof, if applicable) of the partnership interest of the General Partner as the general partner of each other Group Member. In the case of a transfer~~. In the case of a Transfer pursuant to and in compliance with this Section 4.6, the transferee or successor (as the case may be) shall, subject to compliance with the terms of Section 10.3, be admitted to the Partnership as a General Partner simultaneously with the ~~transfer~~Transfer of the General Partner Interest, and is hereby authorized to and shall continue the business of the Partnership without dissolution.

(b) At any time ~~after the distribution contemplated by the Distribution, Release and Lock-up Agreement referred to in the Exchange Agreement,~~ and for any reason, the Board of Supervisors, on such terms and conditions that the Board of Supervisors shall determine, upon at least ten (10) Business Days’ written notice to the General Partner, may (i) require the General Partner to ~~transfer~~Transfer its General Partner Interest in the Partnership or its Common Units (which it holds as a Limited Partner); (ii) require any or all of the members of the General Partner to ~~transfer~~Transfer their limited liability company interests in the General Partner, in each case to a designee of the Board of Supervisors, who may be admitted as a substitute member of the General Partner by the Board of Supervisors in accordance with the provisions of the First Amended and Restated Operating Agreement of the General Partner, dated as of the date hereof (the “Restated GP Agreement”); and (iii) admit a new member of the General Partner in accordance with the provisions of the Restated GP Agreement, if at any time the sole member of the General Partner ceases to be a member of the General Partner. The consideration for the ~~transfer~~Transfer of the General Partner Interest shall be $10. The consideration for the ~~transfer~~Transfer of Common Units by the General Partner shall be the Current Market Price, determined as of the Trading Day immediately preceding the date such Units are ~~transferred~~Transferred. The consideration for the ~~transfer~~Transfer of limited liability company interests by the members of the General Partner shall be the product of (x) their percentage interest in the General Partner and (y) the aggregate Current Market Price of all Common Units then owned by the General Partner. If such ~~transfer~~Transfer, however, is pursuant to or in connection with a Merger Agreement or other transaction to which the Partnership is a party, the consideration for the Common Units owned by the General Partner shall be the consideration being paid on account of the Common Units in connection with the Merger Agreement or such other transaction, and shall be paid in the form of consideration being paid in such Merger or other transaction. As of the date of this Agreement, the sole member of the General Partner is the Chief Executive Officer of the Partnership. If at any time, such member shall cease to be the Chief Executive Officer of the Partnership, he shall have the right, by written notice, to require the Board of Supervisors to designate a transferee for his limited liability company interests in the General Partner within thirty (30) days of receiving such notice for the consideration and otherwise in accordance with the provisions of this Section 4.6(b). If the Board of Supervisors admits a new member of the General Partner in accordance with the provisions of the Restated GP Agreement, the interest of the existing member shall be purchased in accordance with the provisions of this Section 4.6(b).

4.7 [Deleted]

4.8 [Deleted]

4.9 Restrictions on Transfers.

(a) Notwithstanding the other provisions of this Article IV, no ~~transfer~~Transfer of any Partnership Interest shall be made if such ~~transfer~~Transfer would (i) violate the then applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such ~~transfer~~Transfer, (ii) terminate the existence or qualification of the Partnership or the Operating Partnership under the laws of the jurisdiction of its formation, or (iii) cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed).

(b) The Board of Supervisors may impose restrictions on the ~~transfer~~Transfer of Partnership Interests if a subsequent Opinion of Counsel determines that such restrictions are necessary to avoid a significant risk of the Partnership or the Operating Partnership becoming taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes. The restrictions may be imposed by making such amendments to this Agreement as the Board of Supervisors may determine to be necessary or appropriate to impose such restrictions without the consent of any Partner; provided, however, that any amendment that the Board of Supervisors believes, in the exercise of its reasonable discretion, could result in the delisting or suspension of trading of any class of Units on any National Securities Exchange on which such class of Units is then traded must be approved by the holders of at least a majority of the Outstanding Units of such class.

4.10 Citizenship Certificates; Non-citizen Assignees.

(a) If any Group Member is or becomes subject to any federal, state or local law or regulation that, in the reasonable determination of the Board of Supervisors, creates a substantial risk of cancellation or forfeiture of any property in which the Group Member has an interest based on the nationality, citizenship or other related status of a Limited Partner or Assignee, the Board of Supervisors may request any Limited Partner or Assignee to furnish to the Board of Supervisors, within 30 days after receipt of such request, an executed Citizenship Certification or such other information concerning his nationality, citizenship or other related status (or, if the Limited Partner or Assignee is a nominee holding for the account of another Person, the nationality, citizenship or other related status of such Person) as the Board of Supervisors may request. If a Limited Partner or Assignee fails to furnish to the Board of Supervisors within the aforementioned 30-day period such Citizenship Certification or other requested information or if upon receipt of such Citizenship Certification or other requested information the Board of Supervisors determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Partnership Interests owned by such Limited Partner or Assignee shall be subject to redemption in accordance with the provisions of Section 4.11. In addition, the General Partner may require that the status of any such Limited Partner or Assignee be changed to that of a Non-citizen Assignee and, thereupon, the General Partner shall be substituted for such Non--citizen Assignee as the Limited Partner in respect of such Non-citizen Assignee’s Units.

(b) The General Partner shall, in exercising voting rights in respect of Units held by it on behalf of Non-citizen Assignees, distribute the votes in the same ratios as the votes of Limited Partners in respect of Units other than those of Non-citizen Assignees are cast, either for, against or abstaining as to the matter being voted upon.

(c) Upon dissolution of the Partnership, a Non-citizen Assignee shall have no right to receive a distribution in kind pursuant to Section 12.4 but shall be entitled to the cash equivalent thereof as determined in the sole discretion of the Board of Supervisors, and the Partnership shall provide cash in exchange for an assignment of the Non-citizen Assignee’s share of the distribution in kind. Such payment and assignment shall be treated for Partnership purposes as a purchase by the Partnership from the Non-citizen Assignee of his Partnership Interest (representing his right to receive his share of such distribution in kind).

(d) At any time after a Non-citizen Assignee can and does certify that it has become an Eligible Citizen, a Non-citizen Assignee may, upon application to the Board of Supervisors, request admission as a Substituted Limited Partner with respect to any Units of such Non-citizen Assignee not redeemed pursuant to Section 4.11, and upon admission pursuant to Section 10.2, the General Partner shall cease to be deemed to be the Limited Partner in respect of the Non--citizen Assignee’s Units.

4.11 Redemption of Partnership Interests of Non-citizen Assignees.

(a) If at any time a Limited Partner or Assignee fails to furnish a Citizenship Certification or other information requested within the 30-day period specified in Section 4.9(a), or if upon receipt of such Citizenship Certification or other information the Board of Supervisors determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Partnership may, unless the Limited Partner or Assignee establishes to the satisfaction of the Board of Supervisors that such Limited Partner or Assignee is an Eligible Citizen or has ~~transferred~~Transferred its Partnership Interests to a Person who is an Eligible Citizen and who furnishes a Citizenship Certification to the Board of Supervisors prior to the date fixed for redemption as provided below, redeem the Partnership Interest of such Limited Partner or Assignee as follows:

(i) The Board of Supervisors shall, not later than the 30th day before the date fixed for redemption, give notice of redemption to the Limited Partner or Assignee, at its last address designated on the records of the Partnership or the Transfer Agent, by registered or certified mail, postage prepaid. The notice shall be deemed to have been given when so mailed. The notice shall specify the Redeemable Interests, the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon surrender of the Certificate evidencing the Redeemable Interests and that on and after the date fixed for redemption no further allocations or distributions to which the Limited Partner or Assignee would otherwise be entitled in respect of the Redeemable Interests will accrue or be made.

(ii) The aggregate redemption price for Redeemable Interests shall be an amount equal to the Current Market Price (the date of determination of which shall be the date fixed for redemption) of Partnership Interests of the class to be so redeemed multiplied by the number of Partnership Interests of each such class included among the Redeemable Interests. The redemption price shall be paid, in the discretion of the Board of Supervisors, in cash or by delivery of a promissory note of the Partnership in the principal amount of the redemption price, bearing interest at the rate of 10% annually and payable in three equal annual installments of principal together with accrued interest, commencing one year after the redemption date.

(iii) Upon surrender by or on behalf of the Limited Partner or Assignee, at the place specified in the notice of redemption, of the Certificate evidencing the Redeemable Interests, duly endorsed in blank or accompanied by an assignment duly executed in blank, the Limited Partner or Assignee or his duly authorized representative shall be entitled to receive the payment therefor.

(iv) After the redemption date, Redeemable Interests shall no longer constitute issued and Outstanding Partnership Interests.

(b) The provisions of this Section 4.11 shall also be applicable to Partnership Interests held by a Limited Partner or Assignee as nominee of a Person determined to be other than an Eligible Citizen.

(c) Nothing in this Section 4.11 shall prevent the recipient of a notice of redemption from ~~transferring~~Transferring such Person’s Partnership Interests before the redemption date if such ~~transfer~~Transfer is otherwise permitted under this Agreement. Upon receipt of notice of such a ~~transfer~~Transfer, the Board of Supervisors shall withdraw the notice of redemption, provided the transferee of such Partnership Interests certifies in the Transfer Application that he is an Eligible Citizen. If the transferee fails to make such certification, such redemption shall be effected from the transferee on the original redemption date.

ARTICLE V

CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS

5.1 [Deleted.]

5.2 [Deleted.]

5.3 Outstanding General Partner Unit; Ownership of Common Units.

(a) As of the date hereof, the General Partner owns 1 General Partner Unit representing 100% of the General Partner Interest held by the General Partner~~, and after giving effect to the distribution of the Common Units received pursuant to the Exchange Agreement~~, and 784 Common Units in its capacity as a limited partner of the Partnership. The General Partner agrees that without the consent of the Board of Supervisors, the General Partner shall not sell or otherwise ~~transfer~~Transfer its General Partner Unit or any of such Common Units, nor purchase additional Common Units.

(b) Except as provided in Section 12.8, the General Partner shall not be required nor permitted to make any additional Capital Contributions to the Partnership in its capacity as a general partner of the Partnership.

5.4 Interest and Withdrawal.

No interest shall be paid by the Partnership on Capital Contributions. No Partner or Assignee shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or in connection with the winding up of the Partnership may be considered by applicable law to be withdrawals or returns of Capital Contributions and then only to the extent provided for in this Agreement. Except to the extent expressly provided in this Agreement, no Partner or Assignee shall have priority over any other Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners and Assignees agree within the meaning of 17-502(b) of the Delaware Act.

5.5 Capital Accounts.

(a) The Partnership shall maintain for each Partner (or a beneficial owner of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method acceptable to the Board of Supervisors in its sole discretion) owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest pursuant to this Agreement (or any previous partnership agreement of the Partnership) and (ii) all items of Partnership income and gain (including~~, without limitation,~~ income and gain exempt from tax) computed in accordance with Section 5.5(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1, and decreased by (x) the amount of cash or the Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Partnership Interest pursuant to this Agreement (or any previous partnership agreement of the Partnership) and (y) all items of Partnership deduction and loss computed in accordance with Section 5.5(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1.

(b) For purposes of computing the amount of any item of income, gain, loss or deduction which is to be allocated pursuant to Article VI and is to be reflected in the Partners’ Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including~~, without limitation,~~ any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

(i) Solely for purposes of this Section 5.5, the Partnership shall be treated as owning directly its proportionate share (as determined by the Board of Supervisors based upon the provisions of the Operating Partnership Agreement) of all property owned by the Operating Partnership or any other Subsidiary that is classified as a partnership for federal income tax purposes.

(ii) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 6.1.

(iii) Except as otherwise provided in Treasury Regulation Section 1.704--1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.

(iv) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership’s Carrying Value with respect to such property as of such date.

(v) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 5.5(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided, however, that, if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the Board of Supervisors may adopt.

(vi) If the Partnership’s adjusted basis in a depreciable or cost recovery property is reduced for federal income tax purposes pursuant to Section 48(q)(1) or 48(q)(3) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Partners pursuant to Section 6.1. Any restoration of such basis pursuant to Section 48(q)(2) of the Code shall, to the extent possible, be allocated in the same manner to the Partners to whom such deemed deduction was allocated.

(c) A transferee of a Partnership Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Partnership Interest so ~~transferred~~Transferred.

(d) (i) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), on an issuance of additional Units for cash or Contributed Property, the Capital Account of all Partners and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners at such time pursuant to Section 6.1. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including~~, without limitation,~~ cash or cash equivalents) immediately prior to the issuance of additional Units shall be determined by the Board of Supervisors using such reasonable method of valuation as it may adopt; provided, however, that the Board of Supervisors, in arriving at such valuation, must take fully into account the fair market value of the Partnership Interests of all Partners at such time. The Board of Supervisors shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its discretion to be reasonable) to arrive at a fair market value for individual properties.

(ii) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of a Partnership Interest), the Capital Accounts of all Partners and the Carrying Value of all Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners, at such time, pursuant to Section 6.1. In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including~~, without limitation,~~ cash or cash equivalents)

immediately prior to a distribution shall (A) in the case of an actual distribution which is not made pursuant to Section 12.4, be determined and allocated in the same manner as that provided in Section 5.5(d)(i) or (B) in the case of a liquidating distribution pursuant to Section 12.4, be determined and allocated by the Liquidator using such reasonable method of valuation as it may adopt.

5.6 Issuances of Additional Partnership Securities.

(a) The Partnership may issue additional Partnership Securities for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as shall be established by the Board of Supervisors in its sole discretion, all without the approval of any Limited Partners.

(b) Each additional Partnership Security authorized to be issued by the Partnership pursuant to Section 5.6(a) may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Securities), as shall be fixed by the Board of Supervisors in the exercise of its sole discretion, including (i) the right to share Partnership profits and losses or items thereof; (ii) the right to share in Partnership distributions; (iii) the rights upon dissolution and liquidation of the Partnership; (iv) whether, and the terms and conditions upon which, the Partnership may redeem the Partnership Security; (v) whether such Partnership Security is issued with the privilege of conversion and, if so, the terms and conditions of such conversion; (vi) the terms and conditions upon which each Partnership Security will be issued, evidenced by certificates and assigned or ~~transferred~~Transferred; and (vii) the right, if any, of the holders of each such Partnership Security to vote on Partnership matters, including matters relating to the relative rights, preferences and privileges of such Partnership Security.

(c) The Board of Supervisors is hereby authorized and directed to take all actions that it deems necessary or appropriate in connection with each issuance of Partnership Securities pursuant to this Section 5.6 and to amend this Agreement in any manner that it deems necessary or appropriate to provide for each such issuance, to admit Additional Limited Partners in connection therewith and to specify the relative rights, powers and duties of the holders of the Units or other Partnership Securities being so issued. The Board of Supervisors shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things it deems to be necessary or advisable in connection with any future issuance of Partnership Securities, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which the Units or other Partnership Securities are listed for trading.

(d) No fractional Units shall be issued by the Partnership.

5.7 [Deleted.]

5.8 [Deleted.]

5.9 No Preemptive Rights.

No Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Partnership Security, whether unissued, held in treasury by the Partnership or hereafter created.

5.10 Splits and Combinations.

(a) Subject to Section 5.10(d), the Partnership may make a Pro Rata distribution of Partnership Securities to all Record Holders of Common Units or may effect a subdivision or combination of Partnership Securities so long as, after any such event, each Limited Partner shall have the same Percentage Interest in the Partnership as before such event, and any amounts calculated on a per Unit basis or stated as a number of Units are proportionately adjusted retroactive to the beginning of the Partnership.

(b) Whenever such a distribution, subdivision or combination of Partnership Securities is declared, the Board of Supervisors shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of the date not less than 10 days prior to the date of such notice. The Board of Supervisors also may cause a firm of independent public accountants selected by it to calculate the number of Partnership Securities to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The Board of Supervisors shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

(c) Promptly following any such distribution, subdivision or combination, the Partnership may issue Certificates to the Record Holders of Partnership Securities as of the applicable Record Date representing the new number of Partnership Securities held by such Record Holders, or the Board of Supervisors may adopt such other procedures as it may deem appropriate to reflect such changes. If any such combination results in a smaller total number of Partnership Securities Outstanding, the Partnership shall require, as a condition to the delivery to a Record Holder of such new Certificate, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

(d) The Partnership shall not issue fractional Units upon any distribution, subdivision or combination of Units. If a distribution, subdivision or combination of Units would result in the issuance of fractional Units but for the provisions of Section 5.6(d) and this Section 5.10(d), each fractional Unit shall be rounded to the nearest whole Unit (and a 0.5 Unit shall be rounded to the next higher Unit).

5.11 Fully Paid and Non-Assessable Nature of Limited Partner Interests.

All Limited Partner Interests issued pursuant to, and in accordance with the requirements of, this Article V shall be fully paid and non-assessable Limited Partner Interests, except as such non-assessability may be affected by Section 17-607 of the Delaware Act.

5.12 Loans from Partners.

Loans by a Partner to the Partnership shall not constitute Capital Contributions. If any Partner shall advance funds to the Partnership in excess of the amounts required hereunder to be contributed by it to the capital of the Partnership, the making of such excess advances shall not result in any increase in the amount of the Capital Account of such Partner. The amount of any such excess advances shall be a debt obligation of the Partnership to such Partner and shall be payable or collectible only out of the Partnership assets in accordance with the terms and conditions upon which such advances are made.

ARTICLE VI

ALLOCATIONS AND DISTRIBUTIONS

6.1 Allocations for Capital Account Purposes.

(a) General. In maintaining the Capital Accounts that determine the rights of the Partners among themselves, the Partnership’s items of income, gain, loss and deduction (computed in accordance with Section 5.5(b)), shall be allocated among the Partners Pro Rata, except as otherwise provided below.

(b) [Deleted.]

(c) Limitation on Losses. Any deduction otherwise allocable to a Common Unitholder that would create or add to a deficit in his loss or Adjusted Capital Account shall instead be allocated to the General Partner. Thereafter, any income that would otherwise be allocable to such Common Unitholder shall be allocated to the General Partner, until the aggregate amount so allocated under this sentence equals the aggregate amount of losses and deductions previously allocated to the General Partner under the preceding sentence.

(d) [Deleted]

(e) Special Allocations. Notwithstanding any other provision of this Section 6.1, the following special allocations shall be made for such taxable period:

(i) Partnership Minimum Gain Chargeback. Notwithstanding any other provision of this Section 6.1, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section 6.1(e), each Partner’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(e) with respect to such taxable period (other than an allocation pursuant to Sections 6.1(e)(vi) and 6.1(e)(vii)). This Section 6.1(e)(i) is intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii) Chargeback of Partner Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 6.1 (other than Section 6.1(e)(i)), except as provided in Treasury Regulation Section 1.70 41.704-2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 6.1(e), each Partner’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(e), other than Section 6.1(e)(i) and other than an allocation pursuant to Sections 6.1(e)(vi) and 6.1(e)(vii), with respect to such taxable period. This Section 6.1(e)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(iii) [Deleted.]

(iv) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section 6.1(e)(i) or (ii).

(v) Gross Income Allocations. In the event any Partner has a deficit balance in its Capital Account at the end of any Partnership taxable period in excess of the sum of (A) the amount such Partner is required to restore pursuant to the provisions of this Agreement and (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 6.1(e)(v) shall be made only if and to the extent that such Partner would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this Section 6.1 have been tentatively made as if this Section 6.1(e)(v) were not in this Agreement.

(vi) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners Pro Rata. If the Board of Supervisors determines in its good faith discretion that the Partnership’s Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the Board of Supervisors is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

(vii) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

(viii) Nonrecourse Liabilities. For purposes of Treasury Regulation Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners Pro Rata.

(ix) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(c) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

(x) [Deleted.]

(xi) Curative Allocation.

(A) Notwithstanding any other provision of this Section 6.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss and deduction allocated to each Partner pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Partner under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 6.1. Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (2) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Nonrecourse Debt Minimum Gain. Allocations pursuant to this Section 6.1(e)(xi)(A) shall only be made with respect to Required Allocations to the extent the General Partner reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners. Further, allocations pursuant to this Section 6.1(e)(xi)(A) shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the Board of Supervisors reasonably determines that such allocations are likely to be offset by subsequent Required Allocations.

(B) The Board of Supervisors shall have reasonable discretion, with respect to each taxable period, to (1) apply the provisions of Section 6.1(e)(xi)(A) in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section 6.1(e)(xi)(A) among the Partners in a manner that is likely to minimize such economic distortions.

(xii) [Deleted.]

(xiii) [Deleted.]

(xiv) [Deleted.]

6.2 Allocations for Tax Purposes.

(a) General. Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Limited Partners in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Section 6.1.

(b) Contributed Property. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

(i) (A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 6.1.

(ii) (A) In the case of an Adjusted Property, such items shall (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 5.5(d)(i) or (ii), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 6.2(b)(i)(A); and (B) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 6.1.

(iii) The Board of Supervisors shall apply the principles of Treasury Regulation Section 1.704-3(d) to eliminate Book-Tax Disparities.

(c) Discretionary Allocation Authority. For the proper administration of the Partnership and for the preservation of uniformity of the Units (or any class or classes thereof), the Board of Supervisors shall have sole discretion to (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including~~, without limitation,~~ gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Units (or any class or classes thereof). The Board of Supervisors may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this Section 6.2(c) only if such conventions, allocations or amendments would not have a material adverse effect on the Partners, the holders of any class or classes of Units issued and outstanding or the Partnership, and if such allocations are consistent with the principles of Section 704 of the Code.

(d) Discretionary Amortization Authority. The Board of Supervisors in its discretion may determine to depreciate or amortize the portion of an adjustment under Section 743(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book-Tax Disparity) using a predetermined rate derived from the depreciation or amortization method and useful life applied to the Partnership’s common basis of such property, despite any inconsistency of such approach with Treasury Regulation Section 1.167(c)-1(a)(6). If the Board of Supervisors determines that such reporting position cannot reasonably be taken, the Board of Supervisors may adopt depreciation and amortization conventions under which all purchasers acquiring Units in the same month would receive depreciation and amortization deductions, based upon the same applicable rate as if they had purchased a direct interest in the Partnership’s property. If the Board of Supervisors chooses not to utilize such aggregate method, the Board of Supervisors may use any other reasonable depreciation and amortization conventions to preserve the uniformity of the intrinsic tax characteristics of any Units that would not have a material adverse effect on the Limited Partners or the Record Holders of any class or classes of Units.

(e) Recapture Income. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this Section 6.2, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

(f) Effect of Section 754 Election. All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; provided, however, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

(g) Assignor/Assignee Proration. Each item of Partnership income, gain, loss and deduction attributable to ~~transferred~~Transferred Units shall, for federal income tax purposes, be determined on an annual basis and prorated on a monthly basis and shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of each month; provided, that gain or loss on a sale or other disposition of any assets of the Partnership other than in the ordinary course of business shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of the month in which such gain or loss is recognized for federal income tax purposes. The Board of Supervisors may revise, alter or otherwise modify such methods of allocation as it determines necessary, to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.

(h) Nominee. Allocations that would otherwise be made to a Limited Partner under the provisions of this Article VI shall instead be made to the beneficial owner of Units held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method acceptable to the Board of Supervisors in its sole discretion.

6.3 Requirement and Characterization of Distributions; Distributions to Record Holders.

(a) Within 45 days following the end of each Quarter commencing with the Quarter ending on June 29, 1996, an amount equal to 100% of Available Cash with respect to such Quarter shall be distributed to the Common Unitholders Pro Rata, except as otherwise required by Section 5.6(b) in respect of additional Partnership Securities issued pursuant hereto, in accordance with this Article VI, by the Partnership to the Partners as of the Record Date selected by the Board of Supervisors in its reasonable discretion. All distributions required to be made under this Agreement shall be made subject to Section 17-607 or Section 17-804 of the Delaware Act.

(b) In the event of the dissolution and liquidation of the Partnership, all receipts received during or after the Quarter in which the Liquidation Date occurs, except as otherwise provided in (a)(ii) of the definition of Available Cash, shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

(c) The Board of Supervisors shall have the discretion to treat taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Partners, as a distribution of Available Cash to such Partners.

(d) Each distribution in respect of a Partnership Interest shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holder of such Partnership Interest as of the Record Date set for such distribution. Such payment shall constitute full payment and satisfaction of the Partnership’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

ARTICLE VII

MANAGEMENT AND OPERATION OF BUSINESS

7.1 Management.

(a) Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be vested exclusively in the Board of Supervisors and, subject to the direction of the Board of Supervisors and in accordance with the provisions of Section 7.10, the Officers. Neither the General Partner (except as otherwise expressly provided in this Agreement) nor any Limited Partner or Assignee shall have any management power or control over the business and affairs of the Partnership. Thus, except as otherwise expressly provided in this Agreement, the business and affairs of the Partnership shall be managed by or under the direction of the Board of Supervisors, and the day-to-day activities of the Partnership shall be conducted on the Partnership’s behalf by the Officers, who shall be agents of the Partnership. In order to enable the Board of Supervisors to manage the business and affairs of the Partnership, the General Partner, except as otherwise expressly provided in this Agreement, hereby irrevocably delegates to the Board of Supervisors all management powers over the business and affairs of the Partnership that it may now or hereafter possess under applicable law. The General Partner further agrees to take any and all action necessary and appropriate, in the sole discretion of the Board of Supervisors, to effect any duly authorized actions by the Board of Supervisors or any Officer, including executing or filing any agreements, instruments or certificates, delivering all documents, providing all information and taking or refraining from taking action as may be necessary or appropriate to achieve the effective delegation of power described in this Section 7.1(a). Each of the Partners and Assignees and each Person who may acquire an interest in a Partnership Interest hereby approves, consents to, ratifies and confirms such delegation. The delegation by the General Partner to the Board of Supervisors of management powers over the business and affairs of the Partnership pursuant to the provisions of this Agreement shall not cause the General Partner to cease to be a general partner of the Partnership nor shall it cause the Board of Supervisors or any member thereof to be a general partner of the Partnership or to have or be subject to the liabilities of a general partner of the Partnership. Except as otherwise specifically provided in Sections 7.14, 7.15, 7.16 and 7.17, the authority, functions, duties and responsibilities of the Board of Supervisors and of the Officers shall be identical to the authority, functions, duties and responsibilities of the board of directors and officers, respectively, of a corporation organized under the Delaware General Corporation Law.

(b) Consistent with the management powers delegated to the Board of Supervisors pursuant to the provisions of this Agreement, the Board of Supervisors shall have the powers now or hereafter granted a general partner of a limited partnership under the Delaware Act or any other applicable law and, except as otherwise expressly provided in this Agreement, shall have full power and authority to do all things and on such terms as it may deem necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including the following:

(i) the making of any expenditures, the lending ~~or borrowing~~ of money or incurrence of Indebtedness, the assumption or guarantee of, or other contracting for, ~~indebtedness~~Indebtedness and other liabilities, the issuance of evidences of ~~indebtedness~~Indebtedness and the incurring of any other obligations;

(ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

(iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person;

(iv) the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of a Group Member, the lending of funds to other Persons (including the Operating Partnership), the repayment of obligations of a Group Member and the making of capital contributions to a Group Member;

(v) the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

(vi) the distribution of Partnership cash;

(vii) the selection and dismissal of employees (including employees who are Officers) and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

(viii) the maintenance of such insurance for the benefit of the Partnership Group and the Partners as it deems necessary or appropriate;

(ix) the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations, limited liability companies or other relationships (including the acquisition of interests in, and the contributions of property to, the Operating Partnership from time to time);

(x) the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation;

(xi) the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(xii) the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Units from, or requesting that trading be suspended on, any such exchange (subject to any prior approval that may be required under Section 4.9);

(xiii) the purchase, sale or other acquisition or ~~disposition~~Transfer of Units; and

(xiv) the undertaking of any action in connection with the Partnership’s participation in the Operating Partnership as the limited partner.

(c) Notwithstanding any other provision of this Agreement and the Operating Partnership Agreement, and to the fullest extent permitted by applicable law, each of the Partners and Assignees and each other Person who may acquire an interest in a Partnership Interest hereby (i) approves, consents to, ratifies and confirms the General Partner’s delegation of management powers to the Board of Supervisors pursuant to paragraph (a) of this Section 7.1; (ii) approves, consents to, ratifies and confirms the execution, delivery and performance by the parties thereto of the ~~Exchange~~Operating Partnership Agreement and the other agreements described in or filed as a part of the Proxy Statement; (iii) agrees that the Partnership (through any duly authorized Officer of the Partnership) is authorized to execute, deliver and perform the agreements referred to in clause (ii) of this sentence and the other agreements, acts, transactions and matters described in or contemplated by the Proxy Statement without any further act, approval or vote of the Partners or the Assignees or the other Persons who may acquire an interest in a Partnership Interest; and (iv) agrees that the execution, delivery or performance by the General Partner, the Board of Supervisors or any member thereof, any duly authorized Officer of the Partnership, any Group Member or any Affiliate of any of them, of this Agreement or any agreement authorized or permitted under this Agreement (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XV), shall not constitute a breach by any such Person of any duty that any of such Persons may owe the Partnership or the Limited Partners or the Assignees or any other Persons under this Agreement (or any other agreements) or of any duty stated or implied by law or equity.

7.2 The Board of Supervisors; Election; Term; Manner of Acting.

(a) The Board of Supervisors shall consist of not less than five and not more than eleven individuals, all of whom shall be elected by the Common Unitholders. The Board of Supervisors shall determine from time to time the number of Supervisors who shall constitute the entire Board of Supervisors. Any such determination made by the Board of Supervisors shall continue in effect unless and until changed by the Board of Supervisors, but no such changes shall affect the term of any Supervisor then in office. Unless changed by the Board of Supervisors, such number shall be five. The Board of Supervisors as of the date of this Agreement shall consist of those Supervisors elected at the ~~2006 Tri-Annual Meeting of the Unitholders and those two supervisors who were in office immediately prior thereto, who were previously appointed by the General Partner, who shall hold office for terms contemplated by Section 7.2(b)~~2012 Tri-Annual Meeting. The members of the Board of Supervisors shall be elected by a plurality of the votes of the Outstanding Common Units present in person or represented by proxy at the Tri-Annual Meeting with each Outstanding Common Unit having one vote.

~~(i) The members of the Board of Supervisors shall be elected, by a plurality of the votes of the Outstanding Common Units present in person or represented by proxy at the Tri-Annual Meeting with each Outstanding Common Unit having one vote.~~

(b) Each member of the Board of Supervisors ~~elected, at a Tri-Annual Meeting, and the additional Supervisors referred to above,~~ shall hold office until the next Tri-Annual Meeting and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

(c) Each member of the Board of Supervisors shall have one vote. The vote of the majority of the members of the Board of Supervisors present at a meeting at which a quorum is present shall be the act of the Board of Supervisors. A majority of the number of members of the Board of Supervisors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Supervisors, but if less than a quorum is present at a meeting, a majority of the members of the Board of Supervisors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

7.3 Nominations of Supervisors.

The Board of Supervisors or a committee designated by the Board of Supervisors shall be entitled to nominate individuals to stand for election as Supervisors at a Tri-Annual Meeting. In addition, any Limited Partner or Group of Limited Partners that beneficially owns 10% or more of the Outstanding Common Units shall be entitled to nominate one or more individuals to stand for election as Supervisors at a Tri-Annual Meeting by providing written notice thereof to the Board of Supervisors not more than 120 days and not less than 90 days prior to the date of such Tri-Annual Meeting; provided, however, that in the event that the date of the Tri-Annual Meeting was not publicly announced by the Partnership by mail, press release or otherwise more than 100 days prior to the date of such meeting, such notice, to be timely, must be delivered to the Board of Supervisors not later than the close of business on the tenth day following the date on which the date of the Tri-Annual Meeting was announced. Such notice shall set forth (i) the name and address of the Limited Partner or Limited Partners making the nomination or nominations, (ii) the number of Units beneficially owned by such Limited Partner or Limited Partners, (iii) such information regarding the nominee(s) proposed by the Limited Partner or Limited Partners as would be required to be included in a proxy statement relating to the solicitation of proxies for the election of directors filed pursuant to the proxy rules of the Commission had the nominee(s) been nominated or intended to be nominated to the Board of Supervisors, (iv) the written consent of each nominee to serve as a member of the Board of Supervisors if so elected and (v) a certification that such nominee(s) qualify as Supervisors.

7.4 Removal of Members of the Board of Supervisors.

Any and all of the Supervisors may be removed at any time, with Cause, only by the affirmative vote of a majority of the Supervisors and, with or without Cause, at a properly called meeting of the Limited Partners only by the affirmative vote of the holders of a majority of the Outstanding Common Units.

7.5 Resignations of Members of the Board of Supervisors.

Any member of the Board of Supervisors may resign at any time by giving written notice to the Board of Supervisors. Such resignation shall take effect at the time specified therein.

7.6 Vacancies on the Board of Supervisors.

Vacancies on the Board of Supervisors may be filled only as follows:

(a) If any Supervisor is removed, resigns or is otherwise unable to serve as a member of the Board of Supervisors, or if the size of the Board of Supervisors is increased thereby creating a vacancy, then the vacancy shall be filled by a majority of the members of the Board of Supervisors then serving.

(b) A Supervisor elected pursuant to this Section 7.6 to fill a vacancy shall be elected for the unexpired term of his predecessor in office or, in connection with an increase in the size of the Board of Supervisors, his term shall expire at the next Tri-Annual Meeting, at which time his successor shall be elected, or he shall be re-elected, as the case may be.

7.7 Meetings; Committees; Chairman.

(a) Regular meetings of the Board of Supervisors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Supervisors. Notice of such regular meetings shall not be required. Special meetings of the Board of Supervisors may be called by the Chairman of the Board of Supervisors or the Chief Executive Officer and shall be called by the Secretary upon the written request of two members of the Board of Supervisors, on at least 48 hours prior written notice (which written notice may take the form of e-mail or other electronic communication) to the other members. Any such notice, or waiver thereof, need not state the purpose of such meeting except as may otherwise be required by law. Attendance of a member of the Board of Supervisors at a meeting (including pursuant to the penultimate sentence of this Section 7.7(a)) shall constitute a waiver of notice of such meeting, except where such member attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Any action required or permitted to be taken at a meeting of the Board of Supervisors may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Supervisors. Members of the Board of Supervisors may participate in and hold meetings by means of conference telephone, videoconference or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in such meetings shall constitute presence in person at the meeting. The Board of Supervisors may establish any additional rules governing the conduct of its meetings that are not inconsistent with the provisions of this Agreement.

(b) The Board of Supervisors shall appoint the Audit Committee to consist solely of three or more of the Supervisors then in office who satisfy the independence requirements for audit committee members under the Exchange Act and the Rules and Regulations thereunder, and the applicable listing standards of any National Securities Exchange on which the Common Units are listed for trading. The Audit Committee shall perform the functions delegated to it pursuant to the terms of this Agreement and its charter and such other matters as may be delegated to it from time to time by resolution of the Board of Supervisors. The Board of Supervisors, by a majority of the whole Board of Supervisors, may appoint one or more additional committees of the Board of Supervisors to consist of one or more members of the Board of Supervisors, which committee(s) shall have and may exercise such of the powers and authority of the Board of Supervisors (including in respect of Section 7.1) with respect to the management of the business and affairs of the Partnership as may be provided in a resolution of the Board of Supervisors. Any committee designated pursuant to this Section 7.7(b) shall choose its own chairman, shall keep regular minutes of its proceedings and report the same to the Board of Supervisors when requested, shall fix its own rules or procedures and shall meet at such times and at such place or places as may be provided by such rules or by resolution of such committee or resolution of the Board of Supervisors. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the taking of any action. Subject to the first sentence of this Section 7.7(b), the Board of Supervisors may designate one or more members of the Board of Supervisors as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. Subject to the first sentence of this Section 7.7(b), in the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Supervisors to act at the meeting in the place of the absent or disqualified member.

(c) The Board of Supervisors may elect one of its members as Chairman or Vice Chairman of the Board of Supervisors. The Chairman of the Board of Supervisors, if any, and if present and acting, shall preside at all meetings of the Board of Supervisors. In the absence of the Chairman of the Board of Supervisors, the Vice Chairman of the Board of Supervisors, if any, and if present and acting, shall preside at all meetings of the Board of Supervisors. In the absence of the Chairman of the Board of Supervisors and the Vice Chairman of the Board of Supervisors, the Chief Executive Officer, if present, or if not present, the President, if present, acting and a member of the Board of Supervisors, or any other member of the Board of Supervisors chosen by the Board of Supervisors shall preside.

7.8 Officers.

(a) Generally. The Board of Supervisors, as set forth below, shall appoint agents of the Partnership, referred to as “Officers” of the Partnership as described in this Section 7.8. Unless provided otherwise by resolution of the Board of Supervisors, the Officers shall have the titles, power, authority and duties described below in this Section 7.8.

(b) Titles and Number. The Officers shall be the Chief Executive Officer, the President, any and all Vice Presidents, the Secretary and any and all Assistant Secretaries and the Treasurer and any and all Assistant Treasurers and any other Officers appointed pursuant to Section 7.8(j). Any person may hold two or more offices.

(c) Appointment and Term of Office. The Officers shall be appointed by the Board of Supervisors at such time and for such terms as the Board of Supervisors shall determine. Any Officer may be removed, with or without Cause, only by the Board of Supervisors. Vacancies in any office may be filled only by the Board of Supervisors.

(d) Chairman and Vice Chairman of the Board of Supervisors. The Board of Supervisors may elect one of its members as the Chairman or Vice Chairman of the Board of Supervisors, provided, however, such Chairman or Vice Chairman shall not be “Officers” of the Partnership unless otherwise determined by the Board of Supervisors.

(e) Chief Executive Officer. The Board of Supervisors may elect a Chief Executive Officer of the Partnership. The Chief Executive Officer shall be responsible for the general and active management and direction of the Partnership and shall see that all orders and resolutions of the Board of Supervisors are carried into effect. He shall have the power and authority to sign all contracts, certificates and other instruments of the Partnership, which may be authorized by the Board of Supervisors. He shall have such powers, duties and authority as from time to time may be assigned to him by this Agreement or by the Board of Supervisors.

(f) President. The Board of Supervisors may elect a President of the Partnership. Subject to the limitations imposed by this Agreement, any employment agreement, any employee plan or any determination of the Board of Supervisors, the President, subject to the direction of the Board of Supervisors and the Chief Executive Officer, shall be responsible for the management and direction of the day-to-day business and affairs of the Partnership, its other Officers, employees and agents, shall supervise generally the affairs of the Partnership and shall have full authority to execute all documents and take all actions that the Partnership may legally take. The President shall exercise such other powers and perform such other duties as may be assigned to him by this Agreement, the Board of Supervisors or the Chief Executive Officer, including any duties and powers stated in any employment agreement approved by the Board of Supervisors.

(g) Vice Presidents. Each Vice President shall perform such duties and may exercise such powers as may from time to time be assigned to him by the Board of Supervisors, the Chief Executive Officer or the President, including the power to execute documents on behalf of the Partnership within the authorization limits established from time to time by the Board of Supervisors, the Chief Executive Officer or the President.

(h) Secretary and Assistant Secretaries. The Secretary shall record or cause to be recorded in books provided for that purpose the minutes of the meetings or actions of the Board of Supervisors and Partners, shall see that all notices are duly given in accordance with the provisions of this Agreement and as required by law, shall be custodian of all records (other than financial), shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed, and, in general, shall perform all duties incident to the office of Secretary and such other duties as may, from time to time, be assigned to him by this Agreement, the Board of Supervisors, the Chief Executive Officer or the President. The Assistant Secretaries shall exercise the powers of the Secretary during that Officer’s absence or inability or refusal to act.

(i) Treasurer and Assistant Treasurers. The Treasurer shall keep or cause to be kept the books of account of the Partnership and shall render statements of the financial affairs of the Partnership in such form and as often as required by this Agreement, the Board of Supervisors, the Chief Executive Officer or the President. The Treasurer, subject to the order of the Board of Supervisors, shall have the custody of all funds and securities of the Partnership. The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as this Agreement, the Board of Supervisors, the Chief Executive Officer or the President, shall designate from time to time. The Assistant Treasurers shall exercise the power of the Treasurer during that Officer’s absence or inability or refusal to act. Each of the Assistant Treasurers shall possess the same power as the Treasurer to sign all certificates, contracts, obligations and other instruments of the Partnership. If no Treasurer or Assistant Treasurer is appointed and serving or in the absence of the appointed Treasurer and Assistant Treasurer, the Vice President and Chief Financial Officer, or such other Officer as the Board of Supervisors shall select, shall have the powers and duties conferred upon the Treasurer.

(j) Other Officers and Agents. The Board of Supervisors may appoint such other Officers and agents as may from time to time appear to be necessary or advisable in the conduct of the affairs of the Partnership, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Supervisors.

(k) Powers of Attorney. The Board of Supervisors may grant powers of attorney or other authority as appropriate to establish and evidence the authority of the Officers and other Persons.

(l) Officers’ Delegation of Authority. Unless otherwise provided by resolution of the Board of Supervisors, no Officer shall have the power or authority to delegate to any Person such Officer’s rights and powers as an Officer to manage the business and affairs of the Partnership.

7.9 Compensation.

The Officers shall receive such compensation for their services as may be designated by the Board of Supervisors or a committee thereof. In addition, the Officers shall be entitled to be reimbursed for out-of-pocket costs and expenses incurred in the course of their service hereunder. The members of the Board of Supervisors who are not employees of the Partnership or its Affiliates shall receive such compensation for their services as members of the Board of Supervisors or members of a committee of the Board of Supervisors as the Board of Supervisors shall determine. In addition, the members of the Board of Supervisors shall be entitled to be reimbursed for out-of-pocket costs and expenses incurred in the course of their service hereunder.

7.10 Restrictions on General Partner’s and Board of Supervisors’ Authority.

(a) Except as provided in Articles XII and XIV~~,~~ and below in this Section 7.10, neither the General Partner nor the Board of Supervisors may sell, exchange or otherwise dispose of all or substantially all of the Partnership’s assets in a single transaction or a series of related transactions or approve on behalf of the Partnership the sale, exchange or other disposition of all or substantially all of the assets of the Operating Partnership, without the approval of the holders of at least a majority of the Outstanding Common Units; provided, however, that this provision shall not preclude or limit (i) the Board of Supervisors’ ability (without the approval of any

Unitholder) to mortgage, pledge, hypothecate or grant a security interest in any part of or all or substantially all of the assets of ~~the Partnership Group and~~any Group Member (including any general partner interest or limited partner interest in any Group Member, other than any Limited Partner Interest), or (ii) the General Partner’s ability (without the approval of any Unitholder) to mortgage, pledge, hypothecate or grant a security interest in any part of or all or substantially all of its general partnership interest or limited partnership interest, in whole or in part, in any Group Member, other than any Limited Partner Interest, and this provision shall not apply to any forced sale of any ~~or~~part of or all or substantially all of the assets ~~of the Partnership~~or partnership interest of any Group Member pursuant to the foreclosure of, or other realization upon, any such ~~encumbrance~~mortgage, pledge, hypothecation or grant of security interest. Without the approval of the holders of at least a majority of the Outstanding Common Units, neither the General Partner nor the Board of Supervisors shall, on behalf of the Partnership, (i) consent to any amendment to the Operating Partnership Agreement or, except as expressly permitted by Section 7.16(d), take any action permitted to be taken by a partner of the Operating Partnership, in either case, that would have a material adverse effect on the Partnership as a partner of the Operating Partnership, or (ii) except as permitted under Sections 4.6, 11.1 and 11.2, elect or cause the Partnership to elect a successor general partner of the Operating Partnership; provided, however, that nothing in this Agreement shall prevent the Board of Supervisors, acting on behalf of the Partnership (without the approval of any Unitholder), or the General Partner (without the approval of any Unitholder), from proposing, consenting to or approving any amendment to the Operating Partnership Agreement (to the extent such proposal, consent or approval of the Board of Supervisors or the General Partner, as the case may be, is required at that time) or from taking any action permitted to be taken by a partner of the Operating Partnership, in each case in connection with any transaction by or involving the Operating Partnership with respect to the incurrence, assumption or guarantee of, or other contracting for, Indebtedness, the issuance of evidences of Indebtedness, or the mortgage, pledge, hypothecation or granting of a security interest in any part of or all or substantially all the assets of the Operating Partnership in association with the incurrence, assumption or guarantee of, or other contracting for, Indebtedness.

(b) The Board of Supervisors may not cause the Partnership to incur any Indebtedness that is recourse to the General Partner or any of its Affiliates without the approval of the General Partner, which approval may be given or withheld in the General Partner’s sole discretion.

7.11 Reimbursement of the General Partner; Employee Benefit Plans.

(a) Except as provided in this Section 7.11 and elsewhere in this Agreement or in the Operating Partnership Agreement, the General Partner shall not be compensated for its services as general partner of any Group Member.

(b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the Board of Supervisors may determine, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership (including salary, bonus, incentive compensation and other amounts paid to any Person to perform services for the Partnership or for the General Partner or the Board of Supervisors in the discharge of its duties to the Partnership), and (ii) all other necessary or appropriate expenses allocable to the Partnership or otherwise reasonably incurred by the General Partner in connection with operating the Partnership’s business (including expenses allocated to the General Partner by its Affiliates). Reimbursements pursuant to this Section 7.11 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.14.

(c) The Board of Supervisors, without the approval of the Limited Partners (who shall have no right to vote in respect thereof) except as may otherwise be required by the National Securities Exchange on which the Common Units may be listed for trading, may propose and adopt on behalf of the Partnership employee benefit plans, employee programs and employee practices (including plans, programs and practices involving the issuance of Units), or issue Partnership Securities maintained or sponsored by the Partnership, the General Partner or any of their Affiliates in each case for the benefit of the members of the Board of Supervisors, employees of the Partnership or the Operating Partnership, any Group Member or any Affiliate, or any of them, in respect of services performed, directly or indirectly, for the benefit of the Partnership Group.

7.12 Outside Activities of the General Partner.

(a) The General Partner, for so long as it is the general partner of the Partnership, (i) agrees that its sole business will be to act as a general partner of the Partnership, the Operating Partnership, and any other partnership of which the Partnership or the Operating Partnership is, directly or indirectly, a partner (it being understood that the General Partner shall not be required to be the general partner of the Operating Partnership or any other partnership of which the Partnership or the Operating Partnership is, directly or indirectly, a partner), and to undertake activities that are ancillary or related thereto (including being a Limited Partner in the Partnership), and (ii) shall not enter into or conduct any business or incur any debts or liabilities except in connection with or incidental to (A) its performance of the activities required or authorized by this Agreement or the Operating Partnership Agreement or described in or contemplated by the Proxy Statement and (B) the acquisition, ownership or ~~disposition~~Transfer of Partnership Interests or partnership interests in the Operating Partnership or any other partnership of which the Partnership or the Operating Partnership is, directly or indirectly, a partner; provided that notwithstanding the foregoing, employees of the General Partner may perform limited services for other Affiliates of the General Partner in addition to the Partnership and the Operating Partnership (it being understood that full time employees of the General Partner shall devote substantially all their employment services to the Partnership and the Operating Partnership).

(b) Except as described in Section 7.12(a), each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, independently or with others, whether in the businesses engaged in by the Partnership or the Operating Partnership or anticipated to be engaged in by the Partnership, the Operating Partnership or otherwise, including~~, without limitation,~~ in the case of any Affiliates of the General Partner, business interests and activities in direct competition with the business and activities of the Partnership or the Operating Partnership, and none of the same shall constitute a breach of this Agreement or any duty to the Partnership, the Operating Partnership or any Partner or Assignee. Neither the Partnership, the Operating Partnership, any Limited Partner

nor any other Person shall have any rights by virtue of this Agreement, the Operating Partnership Agreement or the partnership relationship established hereby or thereby in any business ventures of any Indemnitee and such Indemnitees shall have no obligation to offer any interest in any such business ventures to the Partnership, the Operating Partnership, any Limited Partner or any other Person. The General Partner and any Affiliates of the General Partner may acquire Units or other Partnership Securities, and, except as otherwise provided in this Agreement, shall be entitled to exercise all rights of an Assignee, Limited Partner or holder of another Partnership Security, as applicable, relating to such Units or Partnership Securities, as the case may be.

(c) Subject to the terms of Sections 7.12(a) and 7.12(b) but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any of the Indemnitees (other than the General Partner) in accordance with Section 7.12(b) is hereby approved by the Partnership and all Partners and (ii) it shall be deemed not to be a breach of the General Partner’s fiduciary duties or any other obligation of any type whatsoever of the General Partner for the General Partner to permit its Affiliates to engage, or for any such Affiliate to engage, in business interests and activities in preference to or to the exclusion of the Partnership.

(d) The term “Affiliates” when used in this Section 7.12 with respect to the General Partner shall not include any Group Member.

7.13 Loans from the General Partner; Contracts with Affiliates; Certain Restrictions on the General Partner.

(a) The General Partner or any Affiliate of the General Partner may lend to any Group Member, and any Group Member may borrow from the General Partner and any Affiliate of the General Partner, funds needed or desired by the Group Member for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party or impose terms less favorable on the borrowing party than would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arms-length basis (without reference to the lending party’s financial abilities or guarantees). The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 7.13(a) and Section 7.13(b), the term “Group Member” shall include any Affiliate of the Group Member that is controlled by the Group Member. No Group Member may lend funds to the General Partner or any of its Affiliates (other than another Group Member).

(b) The Partnership may lend or contribute to any Group Member, and any Group Member may borrow from the Partnership, funds on terms and conditions established by the Board of Supervisors; provided, however, that the Partnership may not charge a Group Member interest at a rate greater than the rate that would be charged to such Group Member (without reference to the General Partner’s financial abilities or guarantees), by unrelated lenders on comparable loans. The foregoing authority shall be exercised by the Board of Supervisors and shall not create any right or benefit in favor of any Group Member or any other Person.

(c) The General Partner may itself, or may enter into an agreement with any of its Affiliates to, render services to a Group Member. Any services rendered to a Group Member by the General Partner or any of its Affiliates shall be on terms that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.13(c) shall be deemed satisfied as to (i) any transaction approved by Special Approval, (ii) any transaction, the terms of which are no less favorable to the Partnership Group than those generally being provided to or available from unrelated third parties or (iii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership Group), is equitable to the Partnership Group. The provisions of Section 7.11 shall apply to the rendering of services described in this Section 7.13(c).

(d) The Partnership may ~~transfer~~Transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

(e) Neither the General Partner nor any of its Affiliates shall ~~sell, transfer or convey~~Transfer any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.13(e) shall be deemed to be satisfied as to (i) ~~the transactions effected pursuant to the Exchange Agreement, (ii)~~ any transaction pursuant to Section 4.6(b), (~~iii~~ii) any transaction approved by Special Approval, (~~iv~~iii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties, or (~~v~~iv) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership), is equitable to the Partnership. With respect to any contribution of assets to the Partnership in exchange for Units, the Audit Committee, in determining whether the appropriate number of Units are being issued, shall take into account, among other things, the fair market value of the assets, the liquidated and contingent liabilities assumed, the tax basis in the assets, the extent to which tax-only allocations to the transferor will protect the existing partners of the Partnership against a low tax basis, and such other factors as the Audit Committee deems relevant under the circumstances.

(f) The General Partner and its Affiliates will have no obligation to permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation on the part of the General Partner or its Affiliates to enter into such contracts.

7.14 Indemnification.

(a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees, expenses and other disbursements), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee, provided, that in each case the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this Section 7.14 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

(b) To the fullest extent permitted by law, expenses (including legal fees, expenses and other disbursements) incurred by an Indemnitee who is indemnified pursuant to Section 7.14(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined by a final, non-appealable order of a court of competent jurisdiction that the Indemnitee is not entitled to be indemnified as authorized in this Section 7.14.

(c) The indemnification provided by this Section 7.14 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the holders of Outstanding Common Units, as a matter of law or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

(d) The Partnership may purchase and maintain (or reimburse the members of the Board of Supervisors, the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner and the members of the Board of Supervisors and such other Persons as the Board of Supervisors shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(e) For purposes of this Section 7.14, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Section 7.14(a); and action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Partnership.

(f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.14 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h) The provisions of this Section 7.14 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i) No amendment, modification or repeal of this Section 7.14 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.14 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

7.15 Liability of Indemnitees.

(a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, the Assignees or any other Persons who have acquired interests in the Units, for losses sustained or liabilities incurred as a result of errors in judgment or any act or omission if such Indemnitee acted in good faith pursuant to authority granted in this Agreement.

(b) To the maximum extent permitted by law, the General Partner and its Affiliates shall not be responsible for any act or omission by the Board of Supervisors, any member of the Board of Supervisors, or any Officers of the Partnership.

(c) To the maximum extent permitted by law, the members of the Board of Supervisors and the Officers of the Partnership shall not be responsible for any act or omission by the General Partner and its Affiliates.

(d) Subject to its obligations and duties set forth in Section 7.1(a), the Board of Supervisors may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through the Officers or other agents of the Partnership, and, to the maximum extent permitted by law, the Board of Supervisors shall not be responsible for any misconduct or negligence on the part of any such Officer or agent appointed by the Board of Supervisors in good faith.

(e) It will not constitute a breach of fiduciary or other duty for an Officer or member of the Board of Supervisors to engage attorneys, accountants, engineers and other advisors on behalf of the Partnership, its Board of Supervisors, or any committee thereof, even though such persons may also be retained from time to time by the General Partner or any of its Affiliates, and such persons may be engaged with respect to any matter in which the interests of the

Partnership and the General Partner or any of its Affiliates may differ, or may be engaged by both the Partnership and the General Partner or any of its Affiliates with respect to a matter, as long as such Officer or member of the Board of Supervisors reasonably believes that any conflict between the Partnership and the General Partner or any of its Affiliates with respect to such matter is not material.

(f) Any amendment, modification or repeal of this Section 7.15 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Partnership and the Limited Partners, of the General Partner, its directors, officers and employees and any other Indemnitees under this Section 7.15 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

7.16 Resolution of Conflicts of Interest.

(a) Unless otherwise expressly provided in this Agreement or the Operating Partnership Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, or any Officer or member of the Board of Supervisors, on the one hand, and the Partnership, the Operating Partnership, any Partner or any Assignee, on the other, any resolution or course of action in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of the Operating Partnership Agreement, of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action is, or by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. The Board of Supervisors shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of a resolution of such conflict or course of action. Any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is (i) approved by Special Approval (as long as the material facts known to the General Partner or any of its Affiliates or such Officer or member of the Board of Supervisors regarding any proposed transaction were disclosed to the Audit Committee at the time it gave its approval), (ii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) fair to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). The Board of Supervisors may also adopt a resolution or course of action that has not received Special Approval. The Board of Supervisors (including the Audit Committee in connection with Special Approval) shall be authorized in connection with its determination of what is fair and reasonable to the Partnership and in connection with its resolution of any conflict of interest to consider (A) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (B) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (C) any applicable generally accepted accounting practices or principles; and (D) such additional factors as the Board of Supervisors (including the Audit Committee) determines in its discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the Board of Supervisors (including the Audit Committee) to consider the interests of any Person other than the Partnership. In the absence of bad faith by the Board of Supervisors, the resolution, action or terms so made, taken or provided by the Board of Supervisors with respect to such matter shall not constitute a breach of this Agreement or any other agreement contemplated herein or a breach of any standard of care or duty imposed herein or therein or, to the extent permitted by law, under the Delaware Act or any other law, rule or regulation or existing in equity or otherwise.

(b) Whenever this Agreement or any other agreement contemplated hereby provides that the Board of Supervisors is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or that it deems “necessary or appropriate” or “necessary or advisable” or under a grant of similar authority or latitude, except as otherwise provided herein, the Board of Supervisors shall make such decision in its sole discretion (regardless of whether there is a reference to “sole discretion” or “discretion”) unless another express standard is provided for, or (ii) in “good faith” or under another express standard, the Board of Supervisors shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, the Operating Partnership Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or in equity or otherwise. In addition, any actions taken by the Board of Supervisors consistent with the standards of “reasonable discretion” set forth in the definition of Available Cash shall not constitute a breach of any duty of the Board of Supervisors to the Partnership or the Limited Partners. The Board of Supervisors shall have no duty, express or implied, to sell or otherwise dispose of any asset of the Partnership Group.

(c) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be “fair and reasonable” to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

(d) The Limited Partners hereby authorize the Board of Supervisors on behalf of the Partnership as a partner of a Group Member, to approve of actions by the general partner or the Board of Supervisors of such Group Member similar to those actions permitted to be taken by the Board of Supervisors pursuant to this Section 7.16.

7.17 Other Matters Concerning the General Partner and the Board of Supervisors.

(a) The General Partner and the Board of Supervisors may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b) The General Partner and the Board of Supervisors may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by either of them, and any act taken or omitted to be taken in reliance upon the opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner or the Board of Supervisors reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

(c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized Officers of the Partnership.

(d) The Board of Supervisors shall have the right, in respect of any of its powers or obligations hereunder, to act through any of the duly authorized Officers of the Partnership or a duly appointed attorney or attorneys-in-fact.

(e) Any standard of care and duty imposed by this Agreement or under the Delaware Act or any applicable law, rule or regulation or in equity or otherwise shall be modified, waived or limited, to the maximum extent permitted by law, as required to permit the General Partner and the Board of Supervisors to act under this Agreement or any other agreement contemplated by this Agreement and to make any decision pursuant to the authority prescribed in this Agreement, so long as such action is reasonably believed by the General Partner or the Board of Supervisors to be in, or not inconsistent with, the best interests of the Partnership.

(f) The General Partner or other holder of Partnership Securities that have voting rights, when voting its interest in the Partnership on any matter shall not be acting in a fiduciary capacity and therefore shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership or any Limited Partner.

7.18 Purchase or Sale of Units.

The Partnership may purchase or otherwise acquire Units. As long as Units are held by any Group Member, such Units shall not be considered Outstanding for any purpose, except as otherwise provided herein. The General Partner or any Affiliate of the General Partner may also purchase or otherwise acquire and sell or otherwise dispose of Common Units for its own account, subject to the provisions of Articles IV and X.

7.19 [Deleted.]

7.20 Reliance by Third Parties.

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the Board of Supervisors and any Officer of the Partnership authorized by the Board of Supervisors to act on behalf of and in the name of the Partnership (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the Board of Supervisors or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) as if it were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives, to the maximum extent permitted by law, any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the Board of Supervisors or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) in connection with any such dealing. In no event shall any Person dealing with the Board of Supervisors or its representatives or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) be obligated to ascertain that the terms of the Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the Board of Supervisors or its representatives or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)). Each and every certificate, document or other instrument executed on behalf of the Partnership by the Board of Supervisors or its representatives or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VIII

BOOKS, RECORDS, ACCOUNTING AND REPORTS

8.1 Records and Accounting.

The Partnership shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership’s business, including all books and records necessary to provide to the Limited Partners any information required to be provided pursuant to Section 3.4(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including the record of the Record Holders and Assignees of Units or other Partnership Securities, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. GAAP.

8.2 Fiscal Year.

The fiscal year of the Partnership shall be a 52-53 week fiscal year concluding on the last Saturday in September.

8.3 Reports.

(a) As soon as practicable, but in no event later than 120 days after the close of each fiscal year of the Partnership, the Board of Supervisors shall cause to be mailed or furnished to each Record Holder of a Unit as of a date selected by the Board of Supervisors in its discretion, an annual report containing financial statements of the Partnership for such fiscal year of the

Partnership, presented in accordance with U.S. generally accepted accounting principles, including a balance sheet and statements of operations, Partners equity and cash flows, such statements to be audited by a firm of independent public accountants selected by the Board of Supervisors.

(b) To the extent required by applicable law, regulation or rule of any National Securities Exchange on which the Units are listed for trading, or as the Board of Supervisors determines to be necessary or appropriate, as soon as practicable, but in no event later than 90 days after the close of each Quarter except the last Quarter of each year, the Board of Supervisors shall cause to be mailed or furnished to each Record Holder of a Unit, as of a date selected by the Board of Supervisors in its discretion, a report containing unaudited financial statements of the Partnership and such other information so required, or as the Board of Supervisors determines to be necessary or appropriate.

(c) For purposes of this Section 8.3, a report containing audited or unaudited financial statements of the Partnership shall be deemed to have been furnished to each Record Holder of a Unit when that report has been filed by the Partnership with the U.S. Securities and Exchange Commission pursuant to the Exchange Act or the regulations promulgated thereunder.

ARTICLE IX

TAX MATTERS

9.1 Tax Returns and Information.

The Partnership shall timely file all returns of the Partnership that are required for federal, state and local income tax purposes on the basis of the accrual method and a taxable year ending on December 31. The tax information reasonably required by Record Holders for federal and state income tax reporting purposes with respect to a taxable year shall be furnished to them within 90 days of the close of the calendar year in which the Partnership’s taxable year ends. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.

9.2 Tax Elections.

(a) The Partnership has made the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke such election upon the Board of Supervisors’ determination that such revocation is in the best interests of the Limited Partners. For the purposes of computing the adjustments under Section 743(b) of the Code, the Board of Supervisors shall be authorized (but not required) to adopt a convention whereby the price paid by a transferee of Units will be deemed to be the lowest quoted closing price of the Units on any National Securities Exchange on which such Units are traded during the calendar month in which such ~~transfer~~Transfer is deemed to occur pursuant to Section 6.2(g) without regard to the actual price paid by such transferee.

(b) The Partnership has elected to deduct expenses incurred in organizing the Partnership ratably over a sixty-month period as provided in Section 709 of the Code.

(c) Except as otherwise provided herein, the Board of Supervisors shall determine whether the Partnership should make any other elections permitted by the Code.

9.3 Tax Controversies.

Subject to the provisions hereof, the General Partner is designated as the Tax Matters Partner (as defined in Section 6231(a)(7) of the Code) and is authorized and required to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings.

9.4 Withholding.

Notwithstanding any other provision of this Agreement, the Board of Supervisors is authorized to take any action that it determines in its discretion to be necessary or appropriate to cause the Partnership and the Operating Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, ~~without limitation,~~ pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner or Assignee (including~~, without limitation,~~ by reason of Section 1446 of the Code), the amount withheld may be treated as a distribution of cash pursuant to Section 6.3 in the amount of such withholding from such Partner.

ARTICLE X

ADMISSION OF PARTNERS

10.1 Current Partners.

The General Partner and the Limited Partners who are Record Holders of the Outstanding Common Units are the current Partners of the Partnership as of the date of this Agreement.

10.2 Admission of Substituted Limited Partners.

By ~~transfer~~Transfer of a Unit representing a Limited Partner Interest in accordance with Article IV, the transferor shall be deemed to have given the transferee the right to seek admission as a Substituted Limited Partner subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a Certificate representing a Limited Partner Interest shall, however, only have the authority to convey to a purchaser or other transferee who does not execute and deliver a Transfer Application (a) the right to negotiate such Certificate to a purchaser or other transferee and (b) the right to ~~transfer~~Transfer the right to request admission as a Substituted Limited Partner to such purchaser or other transferee in respect of the ~~transferred~~Transferred Units. Each transferee of a Unit representing a Limited Partner Interest (including any nominee holder or an agent acquiring such Unit for the account of another Person) who executes and delivers a Transfer Application shall, by virtue of such execution and delivery, be an Assignee and be deemed to have applied to become a Substituted Limited Partner with respect to the Units so ~~transferred~~Transferred to such Person. Such Assignee shall become a Substituted Limited Partner (x) at such time as the Board of Supervisors consents thereto, which consent may be given or withheld in the Board of Supervisors’ discretion, and (y) when any such admission is shown on the books and records of the Partnership. If such consent is withheld, such transferee shall be an Assignee. An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner with respect to allocations and distributions, including liquidating distributions, of the Partnership. With respect to voting rights attributable to Units that are held by Assignees, the General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Units on any matter, vote such Units at the written direction of the Assignee who is the Record Holder of such Units. If no such written direction is received, such Units will not be voted. An Assignee shall have no other rights of a Limited Partner.

10.3 Admission of Successor General Partner.

A successor General Partner approved pursuant to Section 11.1 or 11.2 or the transferee of or successor to all of the General Partner Interest pursuant to Section 4.6 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the General Partner pursuant to Section 11.1 or 11.2 or the ~~transfer~~Transfer of the General Partner Interest pursuant to Section 4.6; provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 4.6 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor shall, subject to the terms hereof, carry on the business of the Partnership without dissolution. The admission of a successor General Partner shall not be deemed to have affected in any manner the irrevocable delegation of all management powers over the business and affairs of the Partnership to the Board of Supervisors pursuant to Section 7.1(a).

10.4 Admission of Additional Limited Partners.

(a) A Person (other than the General Partner or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the Board of Supervisors (i) evidence of acceptance in form satisfactory to the Board of Supervisors of all of the terms and conditions of this Agreement, including the granting of the power of attorney granted in Section 2.6, and (ii) such other documents or instruments as may be required in the discretion of the Board of Supervisors to effect such Person’s admission as an Additional Limited Partner.

(b) Notwithstanding anything to the contrary in this Section 10.4, no Person shall be admitted as an Additional Limited Partner without the consent of the Board of Supervisors, which consent may be given or withheld in the Board of Supervisors’ discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded as such in the books and records of the Partnership, following the consent of the Board of Supervisors to such admission.

10.5 Amendment of Agreement and Certificate of Limited Partnership.

To effect the admission to the Partnership of any Partner, the Board of Supervisors shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the General Partner shall prepare and file an amendment to the Certificate of Limited Partnership, and the Chief Executive Officer and President may for this purpose, among others, exercise the power of attorney granted pursuant to Section 2.6.

ARTICLE XI

WITHDRAWAL OR REMOVAL OF PARTNERS

11.1 Withdrawal of the General Partner.

(a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an “Event of Withdrawal”);

(i) the General Partner voluntarily withdraws from the Partnership (of which event the General Partner shall give written notice to the other Partners) ~~(and it shall be deemed that the General Partner has withdrawn pursuant to this Section 11.1(a)(i) if the General Partner voluntarily withdraws as general partner of the Operating Partnership)~~;

(ii) the General Partner ~~transfers~~Transfers all of its rights as General Partner pursuant to Section 4.6;

(iii) the General Partner is removed pursuant to Section 11.2;

(iv) the General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 11.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor in possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

(v) a final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner;

(vi) ~~a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation or formation; or~~[Intentionally Deleted];

(vii) (A) in the event the General Partner is a corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation or formation; (B) in the event the General Partner is a partnership or limited liability company, the dissolution and commencement of winding up of the General Partner; (C) in the event the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust; (D) in the event the General Partner is a natural person, his death or adjudication of incompetency; and (E) otherwise in the event of the termination of the General Partner.

If an Event of Withdrawal specified in Section 11.1(a)(iv), (v), (~~vi~~) or (vii)(A), (vii)(B), (vii)(C) or (vii)(E) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 11.1 shall result in the withdrawal of the General Partner from the Partnership.

(b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) ~~at any time during the period beginning on March 5, 1996 and ending at 12:00 midnight, Eastern Standard Time, on September 30, 2006, the General Partner voluntarily withdraws; provided that prior to the effective date of such withdrawal, the withdrawal is approved by Unitholders holding at least a majority of the Outstanding Common Units and the General Partner delivers to the Partnership an Opinion of Counsel (“Withdrawal Opinion of Counsel”) that such withdrawal (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner or of a limited partner of the Operating Partnership or cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes; (ii) at any time after 12:00 midnight, Eastern Standard Time, on September 30, 2006,~~ the General Partner voluntarily withdraws by giving at least 90 days’ advance notice to the Limited Partners, such withdrawal to take effect on the date specified in such notice; ~~(iii) at any time that~~ii) the General Partner ceases to be the General Partner pursuant to Section 11.1(a)(ii) or is removed pursuant to Section 11.2; or ~~(iv) notwithstanding clause (i) of this sentence, at any time that~~iii) the General Partner voluntarily withdraws by giving at least 90 days’ advance notice of its intention to withdraw to the Limited Partners, such withdrawal to take effect on the date specified in the notice, if at the time such notice is given one Person and its Affiliates (other than the General Partner and its Affiliates) own beneficially or of record or control at least 50% of the Outstanding Common Units. ~~The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner of the other Group Members for which it acts as general partner.~~ If the General Partner gives a notice of withdrawal pursuant to Section 11.1(a)(i), the holders of at least a majority of the Outstanding Common Units, may, prior to the effective date of such withdrawal, elect a successor General Partner. The Person so elected as successor General Partner ~~shall automatically become the successor general partner of the other Group Members, and~~ is hereby authorized to, and shall, continue the business of the Partnership ~~and the other Group Members~~ without dissolution. If prior to the effective date of the General Partner’s withdrawal, a successor is not selected by the Limited Partners as provided herein or the

Partnership does not receive a Withdrawal Opinion of Counsel, the Partnership shall be dissolved in accordance with and subject to Section 12.1. Any successor General Partner elected in accordance with the terms of this Section 11.1 shall be subject to the provisions of Section 10.3.

11.2 Removal of the General Partner.

The General Partner may be removed (i) if such removal is approved by the holders of at least a majority of the Outstanding Common Units; provided, however, that the Limited Partner Interests held by a General Partner shall not be voted on or considered for purposes of this Section 11.2 or (ii) by the Board of Supervisors if the General Partner or its members fail to ~~transfer~~Transfer their interests as required by Section 4.6(b). Any such action by such holders for removal of the General Partner must also provide for the election of a successor General Partner by the holders of at least a majority of the Outstanding Common Units. Such removal shall be effective immediately following the admission of a successor General Partner pursuant to Section 10.3. ~~The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner of the other Group Members for which it acts as general partner.~~ If a Person is elected as a successor General Partner in accordance with the terms of this Section 11.2, such Person ~~shall, upon admission pursuant to Section 10.3, automatically become the successor general partner of the other Group Members, and~~ is hereby authorized to, and shall, continue the business of the Partnership ~~and the other Group Members~~ without dissolution. The right of the holders of Outstanding Common Units to remove the General Partner shall not exist or be exercised unless the Partnership has received an opinion as to the matters covered by a Withdrawal Opinion of Counsel. Any successor General Partner elected in accordance with the terms of this Section 11.2 shall be subject to the provisions of Section 10.3.

11.3 Interest of Departing Partner and Successor General Partner; Delegation of Authority to the Board of Supervisors by Successor General Partner.

(a) In the event of (i) withdrawal of the General Partner under circumstances where such withdrawal does not violate this Agreement, (ii) removal of the General Partner by the holders of Outstanding Common Units or by the Board of Supervisors pursuant to Section 11.2, if a successor General Partner is elected in accordance with the terms of Section 11.1 or 11.2, the successor shall purchase from the Departing Partner its General Partner Interest ~~and its partnership interest as the general partner in the other Group Members, if applicable,~~ for consideration of $10.

(b) [Deleted.]

(c) [Deleted.]

(d) Any successor General Partner will be deemed to have delegated irrevocably to the Board of Supervisors all management powers over the business and affairs of the Partnership to the same extent that the General Partner delegated such management powers to the Board of Supervisors pursuant to Section 7.1 of this Agreement.

11.4 [Deleted.]

11.5 Withdrawal of Limited Partners.

No Limited Partner shall have any right to withdraw from the Partnership; provided, however, that when a transferee of a Limited Partner’s Common Units becomes a Record Holder of the Common Units so ~~transferred~~Transferred, such ~~transferring~~Transferring Limited Partner shall cease to be a Limited Partner with respect to the Common Units so ~~transferred~~Transferred.

ARTICLE XII

DISSOLUTION AND LIQUIDATION

12.1 Dissolution.

The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Sections 10.3, 11.1, 11.2 or this Section 12.1, the Partnership shall not be dissolved and such successor General Partner is hereby authorized to and shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon:

(a) the expiration of its term as provided in Section 2.7;

(b) an Event of Withdrawal of the General Partner as provided in Section 11.1(a) (other than Section 11.1(a)(ii)), unless a successor is elected and an Opinion of Counsel is received as provided in Section 11.1(b) or 11.2 and such successor is admitted to the Partnership pursuant to Section 10.3, or for Events of Withdrawal of the General Partner for which the appointment of a successor General Partner is not provided for hereunder, unless the Partnership is continued without dissolution in accordance with the Delaware Act;

(c) an election to dissolve the Partnership by the General Partner that is approved by the holders of at least a majority of the Outstanding Common Units;

(d) the entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act;

(e) the sale of all or substantially all of the assets and properties of the Partnership Group; or

(f) at any time that there are no limited partners of the Partnership, unless the Partnership is continued without dissolution pursuant to the Delaware Act.

12.2 [Deleted].

12.3 Liquidator.

Upon dissolution of the Partnership, the Board of Supervisors shall select one or more Persons to act as Liquidator. The Liquidator shall be entitled to receive such compensation for its services as may be approved by holders of at least a majority of the Outstanding Common Units. The Liquidator shall agree not to resign at any time without 15 days’ prior notice and may be removed at any time, with or without cause, by notice of removal approved by holders of at least a majority of the Outstanding Common Units. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by holders of at least a majority of the Outstanding Common Units. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the Board of Supervisors under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.10(a)) to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Partnership as provided for herein.

12.4 Liquidation.

The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as the Liquidator determines to be in the best interest of the Partners, subject to Section 17-804 of the Delaware Act and the following:

(a) Disposition of Assets. The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. Under certain circumstances and subject to certain limitations, the Liquidator may defer liquidation or distribution of the Partnership’s assets for a reasonable time or distribute assets to the Partners in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

(b) Discharge of Liabilities. Liabilities of the Partnership include amounts owed to Partners otherwise than in respect of their distribution rights under Article VI. With respect to any liability that is contingent or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

(c) Liquidation Distributions. All property and all cash in excess of that required to discharge liabilities as provided in Section 12.4(b) shall be distributed to the Partners in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments (other than those made by reason of distributions pursuant to this Section 12.4(c)) for the taxable year of the Partnership during which the liquidation of the Partnership occurs (with such date of occurrence being determined pursuant to Treasury Regulation, Section 1.704-1(b)(2)(ii)(g)), and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence).

12.5 Cancellation of Certificate of Limited Partnership.

Upon the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

12.6 Return of Capital Contributions.

The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

12.7 Waiver of Partition.

To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

12.8 Capital Account Restoration.

No Limited Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership. The General Partner shall be obligated to restore any negative balance in its Capital Account upon liquidation of its interest in the Partnership by the end of the taxable year of the Partnership during which such liquidation occurs, or, if later, within 90 days after the date of such liquidation.

ARTICLE XIII

AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

13.1 Amendment to be Adopted Solely by the Board of Supervisors.

Each Limited Partner and the General Partner agree that the Board of Supervisors, without the approval of any Partner or Assignee, may amend any provision of this Agreement, and may authorize any Officer (pursuant to the powers of attorney granted in Section 2.6) to execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

(a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

(b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

(c) a change that, in the discretion of the Board of Supervisors, is necessary or advisable to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that neither the Partnership nor the Operating Partnership will be treated as an association taxable as a corporation or otherwise taxed as an entity for federal income tax purposes;

(d) a change that, in the discretion of the Board of Supervisors, (i) does not adversely affect the Limited Partners in any material respect, (ii) is necessary or advisable to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (B) facilitate the trading of the Units (including the division of Outstanding Units into different classes to facilitate uniformity of tax consequences within such classes of Units) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are or will be listed for trading, compliance with any of which the Board of Supervisors determines in its discretion to be in the best interests of the Partnership and the Limited Partners, (iii) is necessary or advisable in connection with action taken by the Partnership pursuant to Section 5.10, or (iv) is required to effect the intent expressed in the Proxy Statement or the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

(e) a change in the fiscal year or taxable year of the Partnership and any changes that, in the discretion of the Board of Supervisors, are necessary or advisable as a result of a change in the fiscal year or taxable year of the Partnership including, if the Board of Supervisors shall so determine, a change in the definition of “Quarter” and the dates on which distributions are to be made by the Partnership;

(f) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership or the members of the Board of Supervisors or the Officers, or the General Partner or its directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(g) an amendment that, in the discretion of the Board of Supervisors, is necessary or advisable in connection with the authorization of issuance of any class or series of Partnership Securities pursuant to Section 5.6;

(h) any amendment expressly permitted in this Agreement to be made by the Board of Supervisors acting alone;

(i) an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;

(j) an amendment that, in the discretion of the Board of Supervisors, is necessary or advisable to reflect, account for and deal with appropriately the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity other than the Operating Partnership, in connection with the conduct by the Partnership of activities permitted by the terms of Section 2.4;

(k) an amendment that, in the discretion of the Board of Supervisors, is necessary or advisable to effect or continue the irrevocable delegation by the General Partner to the Board of Supervisors of all management powers over the business and affairs of the Partnership;

(l) an amendment that the Board of Supervisors in good faith deems necessary or advisable in connection with a financing transaction, including (i) to incur new Indebtedness, (ii) to refinance, amend, defease, redeem or prepay, in whole or in part, any existing Indebtedness, or (iii) to secure, guaranty or support (as obligor, surety, credit enhancer or otherwise), in whole or in part, any Indebtedness; provided, however, that no provision of this Agreement may be amended pursuant to this Section 13.1(l) that would otherwise require approval under this Agreement other than by holders of a majority of the Outstanding Common Units unless such approval is obtained; or

(m) any other amendments substantially similar to the foregoing.

13.2 Amendment Procedures.

Except as provided in Sections 13.1 and 13.3, all amendments to this Agreement shall be made in accordance with the following requirements. Amendments to this Agreement may be proposed only by or with the consent of the Board of Supervisors. A proposed amendment shall be effective upon its approval by the holders of at least a majority of the Outstanding Common Units, unless a greater or different percentage is required under this Agreement or by Delaware law. Amendments to, or actions to repeal or adopt provisions inconsistent with Section 7.3 (other than the first sentence thereof), Section 14.6 and the definitions in Section 1.1 to the extent used therein, shall require the approval of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Outstanding Common Units. ~~Each proposed amendment that requires the approval of the holders of a specified percentage of Outstanding Units shall be set forth in a writing that contains the text of the proposed amendment. If such~~If an amendment is proposed, the Board of Supervisors shall seek the ~~written~~ approval ~~of~~thereof from the requisite percentage of Outstanding Common Units or ~~call a meeting of the Limited Partners to consider and vote on such proposed amendment.~~Outstanding Units, as the case may be, pursuant to Section 13.4 or Section 13.11. The Board of Supervisors shall notify all Record Holders upon final adoption of any such proposed amendments.

13.3 Amendment Requirements.

(a) Notwithstanding the provisions of Sections 13.1 and 13.2, no provisions of this Agreement that establishes a percentage of Outstanding Common Units required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting percentage unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding Common Units whose aggregate Outstanding Common Units constitute not less than the voting requirement sought to be reduced.

(b) Notwithstanding the provisions of Sections 13.1 and 13.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 13.3(c), (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to the General Partner or any of its Affiliates without its consent, which may be given or withheld in its sole discretion, (iii) change Section 12.1(a) or (c), or (iv) change the term of the Partnership or, except as set forth in Section 12.1(c), give any Person the right to dissolve the Partnership.

(c) Except as provided in Section 14.3, and except as otherwise provided, and without limitation of the Board of Supervisor’s authority to adopt amendments to this Agreement as contemplated in Section 13.1, any amendment that would have a material adverse effect on the rights or preferences of any class of Partnership Interests in relation to other classes of Partnership Interests must be approved by the holders of not less than a majority of the Partnership Interests of the class affected.

(d) Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 7.10(a) or 13.1 and except as otherwise provided by Section 14.3(b), no amendments shall become effective without the approval of the holders of at least 90% of the Outstanding Common Units unless the Partnership obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner or any limited partner of the other Group Members under applicable law.

(e) This Section 13.3 shall only be amended with the approval of the holders of at least 90% of the Outstanding Common Units.

13.4 Tri-Annual and Special Meetings.

All acts of Limited Partners to be taken pursuant to this Agreement shall be taken in the manner provided in this Article XIII and, in the case of Tri-Annual Meetings, in the manner provided in Sections 7.2(a)(i) and 7.3 and this Article XIII. Tri-Annual Meetings to elect the Supervisors and to transact such other business as may be properly brought before the Tri--Annual Meeting shall be held on such date and at such time and place as the Board of Supervisors may specify in the notice of the meeting, which shall be delivered to each Limited Partner at least 10 and not more than 60 days prior to such meeting. Special meetings of the Limited Partners may be called by the Board of Supervisors or by Limited Partners owning 20% or more of the Outstanding ~~Common~~ Units of the class or classes for which a meeting is proposed. Limited Partners shall call a special meeting by delivering to the Board of Supervisors one or more requests in writing stating that the signing Limited Partners wish to call a special meeting and indicating the general or specific purposes for which the special meeting is to be called. Within 60 days after receipt of such a call from Limited Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the Board of Supervisors shall send a notice of the meeting to the Limited Partners either directly or indirectly through the Transfer Agent. A meeting shall be held at a time and place determined by the Board of Supervisors on a date not less than 10 days nor more than 60 days after the mailing of notice of the meeting. The Chairman of the Board of Supervisors, if any, and if present and acting, shall preside at all meetings of the Limited Partners. In the absence of the Chairman of the Board of Supervisors, the Chief Executive Officer, as chosen by the Board of Supervisors, shall preside, and in their absence, the President shall preside. Limited Partners shall not vote on matters that would cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners’ limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business.

13.5 Notice of a Meeting.

Notice of a meeting called pursuant to Section 13.4 shall be given to the Record Holders in writing by mail or other means of written communication in accordance with Section 16.1. The notice shall be deemed to have been given at the time when deposited in the mail or sent by other means of written communication.

13.6 Record Date.

For purposes of determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 13.11, the Board of Supervisors may set a Record Date, which shall not be less than 10 nor more than 60 days before (a) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern) or (b) in the event that approvals are sought without a meeting, the date by which Limited Partners are requested in writing by the Board of Supervisors to give such approval.

13.7 Adjournment.

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 45 days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XIII.

13.8 Waiver of Notice; Approval of Meeting; Approval of Minutes.

The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if occurred at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, Limited Partners representing such quorum who were present in person or by proxy and entitled to vote, sign a written waiver of notice or an approval of the holding of the meeting or an approval of the minutes thereof. All waivers and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Partner does not approve, at the beginning of the meeting, of the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to disapprove the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

13.9 Quorum.

The holders of a majority of the Outstanding Units of the class or classes for which a meeting has been called represented in person or by proxy shall constitute a quorum at a meeting of Limited Partners of such class or classes unless any such action by the Limited Partners requires approval by holders of a greater percentage of such Units, in which case the quorum shall be such greater percentage (excluding, in either case, if such are to be excluded from the vote, Outstanding Units owned by the General Partner and its Affiliates). At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Units that in the aggregate represent a majority of the Outstanding Units entitled to vote and be present in person or by proxy at such meeting shall be deemed to constitute the act of all Limited Partners, unless a greater or different percentage is required with respect to such action under the provisions of this Agreement, in which case the act of the Limited Partners holding Outstanding Units that in the aggregate represent at least such greater or different percentage shall be required. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Units specified in this Agreement. In the absence of a quorum any meeting of Limited Partners may be adjourned from time to time by the affirmative vote of holders of at least a majority of the Outstanding Units represented either in person or by proxy, but no other business may be transacted, except as provided in Section 13.7.

13.10 Conduct of a Meeting.

The Chairman of the Board of Supervisors, or in his absence, the Vice Chairman or, in his absence, the Chief Executive Officer, or in his absence, the President, or in his absence, any Vice President, shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 13.4, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The presiding Officer shall designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Partnership maintained by the Board of Supervisors. The Board of Supervisors may make such other regulations consistent with applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the revocation of approvals in writing.

13.11 Action Without a Meeting.

If authorized by the Board of Supervisors, any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if an approval in writing setting forth the action so taken is signed by Partners owning not less than the minimum percentage of the Outstanding Units that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted (unless such provision conflicts with any rule, regular guideline or requirement of any National Securities Exchange on which the Units are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern). Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. The Board of Supervisors may specify that any written ballot submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than 20 days, specified by the Board of Supervisors. If a ballot returned to the Partnership does not vote all of the Units held by the Limited Partner, the Partnership shall be deemed to have failed to receive a ballot for the Units that were not voted. If approval of the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the Board of Supervisors, the written approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the Board of Supervisors, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient approvals are deposited with the Partnership and (c) an Opinion of Counsel is delivered to the Board of Supervisors to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners’ limited liability, and (ii) is otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.

13.12 Voting and Other Rights.

(a) Only those Record Holders of the Units on the Record Date set pursuant to Section 13.6 shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Units have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Units shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Units.

(b) With respect to Units that are held for a Person’s account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Units are registered, such other Person shall, in exercising the voting rights in respect of such Units on any matter, and unless the arrangement between such Persons provides otherwise, vote such Units in favor of, and at the direction of, the Person who is the beneficial owner, and the Partnership shall be entitled to assume it is so acting without further inquiry. The provisions of this Section 13.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 4.3.

ARTICLE XIV

MERGERS AND BUSINESS COMBINATIONS WITH INTERESTED UNITHOLDERS

14.1 Authority.

The Partnership may merge or consolidate with one or more corporations, statutory trusts, business trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a general partnership, limited partnership, limited liability limited partnership, limited liability company or limited liability partnership formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation (“Merger Agreement”) in accordance with this Article XIV.

14.2 Procedure for Merger or Consolidation.

Merger or consolidation of the Partnership pursuant to this Article XIV requires the prior approval of the Board of Supervisors. If the Board of Supervisors shall determine, in the exercise of its discretion, to consent to the merger or consolidation, the Board of Supervisors shall approve the Merger Agreement, which shall set forth:

(a) The names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

(b) The name and jurisdictions of formation or organization of the business entity that is to survive the proposed merger or consolidation (the “Surviving Business Entity”);

(c) The terms and conditions of the proposed merger or consolidation;

(d) The manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or limited partner interests, rights, securities or obligations of any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their general or limited partner interests, securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

(e) A statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership, certificate of formation or agreement of limited liability company or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

(f) The effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 14.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of the certificate of merger, the effective time shall be specified in the certificate of merger); and

(g) Such other provisions with respect to the proposed merger or consolidation as are deemed necessary or appropriate by the Board of Supervisors.

14.3 Approval by Limited Partners of Merger or Consolidation.

(a) The Board of Supervisors, upon its approval of the Merger Agreement, shall direct that the Merger Agreement and the merger or consolidation contemplated thereby, be submitted to a vote of Limited Partners, whether at a special meeting or by written consent, in either case in accordance with the requirements of Article XIII. A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of a special meeting or the written consent.

(b) Except as otherwise provided by Section 14.6, the Merger Agreement and the merger or consolidation contemplated thereby shall be approved upon receiving the affirmative vote or consent of the holders of at least a majority of the Outstanding Common Units unless the Merger Agreement contains any provision that, if contained in an amendment to this Agreement, the provisions of this Agreement or the Delaware Act would require the vote or consent of a greater percentage of the Outstanding Common Units or of any class of Limited Partners, in which case such greater percentage vote or consent shall be required for approval of the Merger Agreement and the merger or consolidation contemplated thereby.

(c) After such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger pursuant to Section 14.4, the merger or consolidation may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

14.4 Certificate of Merger.

Upon the required approval by the Board of Supervisors and the Limited Partners of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

14.5 Effect of Merger.

(a) At the effective time of the certificate of merger:

(i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

(ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

(iii) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

(iv) all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity, and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

(b) A merger or consolidation effected pursuant to this Article shall not be deemed to result in a ~~transfer~~Transfer or assignment of assets or liabilities from one entity to another.

14.6 Business Combinations with Interested Unitholders.

(a) The approval of the Board of Supervisors and the affirmative vote at a Tri-Annual Meeting or special meeting of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Outstanding Common Units (excluding Partnership Interests Beneficially Owned by an Interested Unitholder or any Affiliate or Associate of an Interested Unitholder) shall be required to approve any Business Combination.

(b) The Board of Supervisors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Section 14.6, including, ~~without limitation,~~ (a) whether a Person is an Interested Shareholder, (b) the number of Units or other Partnership Interests Beneficially Owned by any Person, (c) whether a Person is an Affiliate or Associate of another, and (d) the fair market value of the Partnership Securities or securities of any Subsidiary of the Partnership, and the good faith determination of the Board of Supervisors on such matters shall be conclusive and binding for all the purposes of this Section 14.6.

ARTICLE XV

[Deleted.]

ARTICLE XVI

GENERAL PROVISIONS

16.1 Addresses and Notices.

Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address described below. Any notice, payment or report to be given or made to a Partner or Assignee hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Unit at his address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Partnership, regardless of any claim of any Person who may have an interest in such Unit or the Partnership Interest of a General Partner by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 16.1 executed by the Board of Supervisors, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Transfer Agent or the Partnership is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) if they are available for the Partner or Assignee at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners and Assignees. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to Section 2.3. The Board of Supervisors may rely and shall be protected in relying on any notice or other document from a Partner, Assignee or other Person if believed by it to be genuine.

16.2 Further Action.

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

16.3 Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

16.4 Integration.

This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

16.5 Creditors.

None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

16.6 Waiver.

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

16.7 Counterparts.

This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Unit (other than a General Partner Unit), upon accepting the Certificate evidencing such Unit or executing and delivering a Transfer Application as herein described, independently of the signature of any other party.

16.8 Applicable Law; Forum, Venue and Jurisdiction.

(a) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

(b) To the fullest extent permitted by law, each of the Partners and each Person holding any beneficial interest in the Partnership (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise):

(i) irrevocably agrees that any claims, suits, actions or proceedings (A) arising out of or relating in any way to this Agreement (including any claims, suits or actions to interpret, apply or enforce the provisions of this Agreement or the duties, obligations or liabilities among Partners or other Persons or of Partners or other Persons to the Partnership, or the rights or powers of, or restrictions on, the Partners or other Persons or the Partnership), (B) asserting a claim of breach of a fiduciary duty owed by any member of the Board of Supervisors, director, officer, or other employee of the Partnership or the General Partner, or owed by the General Partner, to the Partnership or the Partners or other Persons, (C) asserting a claim arising pursuant to any provision of the Delaware Act, or (D) asserting a claim governed by the internal affairs doctrine, in each case shall be exclusively brought in the Court of Chancery of the State of

Delaware, regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims, or, in the event the Court of Chancery lacks subject matter jurisdiction over any such claim, suit, action or proceeding, then in any other state or federal court located in the State of Delaware;

(ii) irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in connection with any such claim, suit, action or proceeding or in the event the Court of Chancery lacks subject matter jurisdiction over any such claim, suit, action or proceeding, any other state or federal court located in the State of Delaware;

(iii) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or, in the event the Court of Chancery lacks subject matter jurisdiction over any such claim, suit, action or proceeding, any other state or federal court located in the State of Delaware, or of any other court to which such claim, suit, action or proceeding may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper;

(iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; and

(v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

16.9 Invalidity of Provisions.

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

16.10 Consent of Partners.

Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

16.11 Miscellaneous.

If this Agreement and the Operating Partnership Agreement are approved by the holders of at least a majority of the Outstanding Common Units, then the effectiveness of this Agreement and the Operating Partnership Agreement shall be deemed to have occurred simultaneously.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENERAL PARTNER: SUBURBAN ENERGY SERVICES GROUP LLC

BY:	~~/s/ MARK A. ALEXANDER~~
NAME: ~~Mark Alexander~~Michael J. Dunn, Jr. TITLE: Member

LIMITED PARTNERS

All Limited Partners now and hereafter admitted as Limited Partners of the Partnership, pursuant to powers of attorney now and hereafter executed in favor of, and granted and delivered to, the Chief Executive Officer of the Partnership.

By: ~~Mark A. Alexander~~Michael J. Dunn, Jr., Chief Executive Officer of Suburban Propane Partners, L.P., as attorney-in-fact for all Limited Partners pursuant to the Power of Attorney Granted pursuant to Section 2.6

~~/s/ MARK A. ALEXANDER~~
~~Mark Alexander~~ Michael J. Dunn, Jr. Attorney-in-Fact

Exhibit A to the ~~Third~~Fourth Amended and

Restated Agreement of Limited Partnership of

Suburban Propane Partners, L.P.

Certificate Evidencing Common Units

Representing Limited Partner Interests

Suburban Propane Partners, L.P.

No. Common Units

In accordance with Section 4.1 of the ~~Third~~Fourth Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P., as amended, supplemented or restated from time to time (the “Partnership Agreement”), SUBURBAN PROPANE PARTNERS, L.P., a Delaware limited partnership (the “Partnership”), hereby certifies that         [            ] (the “Holder”) is the registered owner of                 [        ] Common Units representing limited partner interests in the Partnership (the “Common Units”) transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Common Units represented by this Certificate. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0206. Capitalized terms used herein but not defined shall have the meaning given them in the Partnership Agreement.

The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iii) granted the powers of attorney provided for in the Partnership Agreement and (iv) made the waivers and given the consents and approvals contained in the Partnership Agreement.

This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar. This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

Dated:	SUBURBAN PROPANE PARTNERS, L.P.

Countersigned and Registered by: Computershare Trust Company, N.A as Transfer Agent and Registrar	By:
[Chief Executive Officer] [President] [Vice President]

By:	By:
Authorized Signature	[Secretary] [Assistant Secretary]

[Reverse of Certificate]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by the entireties	UNIF GIFT MIN ACT –
Custodian
(Cust.) (Minor)
JT TEN – as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act
State

Additional abbreviations, though not in the above list, may also be used.

ASSIGNMENT OF COMMON UNITS

in

SUBURBAN PROPANE PARTNERS, L.P.

IMPORTANT NOTICE REGARDING INVESTOR RESPONSIBILITIES

DUE TO TAX SHELTER STATUS OF SUBURBAN PROPANE PARTNERS, L.P.

You have acquired an interest in Suburban Propane Partners, L.P., One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0206, whose taxpayer identification number is 22-3410353. The Internal Revenue Service has issued Suburban Propane Partners, L.P. the following tax shelter registration number:                     .

YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN SUBURBAN PROPANE PARTNERS, L.P.

You must report the registration number as well as the name and taxpayer identification number of SUBURBAN PROPANE PARTNERS, L.P on Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN SUBURBAN PROPANE PARTNERS, L.P.

If you transfer your interest in Suburban Propane Partners, L.P. to another Person, you are required by the Internal Revenue Service to keep a list containing (a) that Person’s name, address and taxpayer identification number, (b) the date on which you transferred the interest and (c) the name, address and tax shelter registration number of Suburban Propane Partners, L.P. If you do not want to keep such a list, you must (1) send the information specified above to the Partnership, which will keep the list for this tax shelter, and (2) give a copy of this notice to the Person to whom you transfer your interest. Your failure to comply with any of the above--described responsibilities could result in the imposition of a penalty under Section 6707(b) or 6708(a) of the Internal Revenue Code of 1986, as amended, unless such failure is shown to be due to reasonable cause.

ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED, OR APPROVED BY THE INTERNAL REVENUE SERVICE.

FOR VALUE RECEIVED, conveys, sells and transfers unto	hereby assigns,

(Please print or typewrite name and address of Assignee)	(Please insert Social Security or other identifying number of Assignee)

Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint                                           as its attorney-in-fact with full power of substitution to transfer the same on the books of Suburban Propane Partners, L.P.

Date:	NOTE: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.

SIGNATURE(S) MUST BE GUARANTEED BY A MEMBER FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY.

(Signature)

(Signature)

Signature(s) Guaranteed

No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Common Units.

APPLICATION FOR TRANSFER OF COMMON UNITS

The undersigned (“Assignee”) hereby applies for transfer to the name of the Assignee of the Common Units evidenced hereby.

The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the ~~Third~~Fourth Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P. (the “Partnership”), as amended, supplemented or restated to the date hereof (the “Partnership Agreement”), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints, the Chief Executive Officer and the President of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee’s attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto, and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee’s admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the power of attorney provided for in the Partnership Agreement, and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:

Social Security or other identifying number of Assignee	Signature of Assignee

Purchase Price including commissions, if any	Name and Address of Assignee

Type of Entity (check one):

[ ] Individual	[ ] Partnership	[ ] Corporation

[ ] Trust	[ ] Other (specify)

Nationality (check one):

[ ] U.S. Citizen, Resident or Domestic Entity

[ ] Foreign Corporation	[ ] Non-resident Alien

If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), the partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder’s interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).

Complete Either A or B:

A. Individual Interestholder

1. I am not a non-resident alien for purposes of U.S. income taxation.

2. My U.S. taxpayer identification number (Social Security Number) is

3. My home address is

B. Partnership, Corporation or Other Interestholder

1.                                                                                                                is not a foreign

Name of Interestholder

corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

2. The interestholder’s U.S. employer identification number is

3. The interestholder’s office address and place of incorporation (if applicable) is

The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person.

The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of

Name of Interestholder

Signature and Date

Title (if applicable)

Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Assignee will hold the Common Units shall be made to the best of the Assignee’s knowledge.

Appendix B

~~THIRD~~FOURTH AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

SUBURBAN PROPANE, L.P.

~~(as amended on June 24, 2009)~~

1

Page

RECITALS:	6
ARTICLE I DEFINITIONS	7
1.1 Definitions	7
1.2 Construction	~~9~~15
ARTICLE II ORGANIZATION	16
2.1 Formation	16
2.2 Name	16
2.3 Registered Office; Registered Agent; Principal Office; Other Offices	17
2.4 Purpose and Business	17
2.5 Powers	17
2.6 Power of Attorney	17
2.7 Term	19
2.8 Title to Partnership Assets	19
ARTICLE III RIGHTS OF THE LIMITED PARTNERS	19
3.1 Limitation of Liability	19
3.2 Management of Business	~~13~~19
3.3 Rights of Limited Partners Relating to the Partnership	20
3.4 Outside Activities of the Limited Partners	21
ARTICLE IV TRANSFER OF PARTNERSHIP INTERESTS	21
4.1 Transfer Generally	21
4.2 Transfer of the General Partner’s Partnership Interest	21
4.3 Transfer of the Limited Partners’ Partnership Interests	22
4.4 Restrictions on Transfers	22
ARTICLE V CONTRIBUTIONS AND INITIAL TRANSFERS	22
5.1 Organizational Contributions	22
5.2 [Intentionally Deleted.]	23
5.3 Additional Capital Contributions	23
5.4 Interest and Withdrawal	23
5.5 Capital Accounts	23
5.6 Loans from Partners	25

2

3

Page

9.2 Tax Elections	47
9.3 Tax Controversies	48
9.4 Withholding	~~41~~48
ARTICLE X ADMISSION OF PARTNERS	48
10.1 Current Partners	48
10.2 Admission of Substituted Limited Partners	48
10.3 Admission of Successor General Partner	48
10.4 Admission of Additional Limited Partners	49
10.5 Amendment of Agreement and Certificate of Limited Partnership	49
ARTICLE XI WITHDRAWAL OR REMOVAL OF PARTNERS	50
11.1 Withdrawal of the General Partner	50
11.2 [Intentionally Deleted.]	51
11.3 Interest of Departing Partner and Successor General Partner; Delegation of Authority to the Board of Supervisors by Successor General Partner	51
11.4 Withdrawal of the Limited Partner	~~46~~51
ARTICLE XII DISSOLUTION AND LIQUIDATION	~~46~~51
12.1 Dissolution	~~46~~51
12.2 [Intentionally Deleted.]	53
12.3 Liquidator	~~47~~53
12.4 Liquidation	54
12.5 Cancellation of Certificate of Limited Partnership	~~48~~54
12.6 Return of Capital Contributions	55
12.7 Waiver of Partition.	55
12.8 Capital Account Restoration.	55
ARTICLE XIII AMENDMENT OF PARTNERSHIP AGREEMENT	~~49~~55
13.1 Amendment to be Adopted Solely by the Board of Supervisors	~~49~~55
13.2 Amendment Procedures	57
ARTICLE XIV MERGER	57
14.1 Authority	57
14.2 Procedure for Merger or Consolidation	57
14.3 Approval by Limited Partners of Mergers or Consolidations	58
14.4 Certificate of Merger	~~52~~58
14.5 Effect of Merger	~~52~~58

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Page

ARTICLE XV GENERAL PROVISIONS	59
15.1 Addresses and Notices	59
15.2 References	59
15.3 Further Action	~~53~~59
15.4 Binding Effect	~~53~~59
15.5 Integration	~~53~~59
15.6 Creditors	60
15.7 Waiver	60
15.8 Counterparts	60
15.9 Applicable Law; Forum, Venue and Jurisdiction	60
15.10 Invalidity of Provisions	61

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~~THIRD~~FOURTH AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

SUBURBAN PROPANE, L.P.

THIS ~~THIRD~~FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SUBURBAN PROPANE, L.P. dated as of ~~October 19, 2006, as amended on June 24, 2009,~~[            ], 2012 (this “Agreement” or “Partnership Agreement”), is entered into by and among Suburban Energy Services Group LLC, a Delaware limited liability company, as the General Partner, Suburban Propane Partners, L.P., a Delaware limited partnership, as a Limited Partner, and Suburban LP Holding, LLC, a Delaware limited liability company, as a Limited Partner, together with any other Persons who become Partners in the Partnership or parties hereto as provided herein. In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

R E C I T A L S:

WHEREAS, Suburban Propane GP, Inc., a Delaware corporation and the initial general partner of the Partnership (the “Initial General Partner”), and certain other parties organized the Partnership as a Delaware limited partnership pursuant to an Amended and Restated Agreement of Limited Partnership dated as of March 4, 1996 (the “Original Agreement”)~~; andWHEREAS,~~, which was subsequently amended and restated by the Second Amended and Restated ~~Agreement of~~ Limited Partnership ~~of the Partnership,~~Agreement dated as of May 26, 1999 ~~amended and restated the Original Agreement in its entirety, (the “Second Restated Agreement”); and~~and the Third Amended and Restated Limited Partnership Agreement dated as of October 19, 2006 (the “Third Partnership Agreement”), as amended through June 24, 2009;

~~WHEREAS, the Partnership, the MLP and the General Partner have entered into an Exchange Agreement, dated as of July 27, 2006 (the “Exchange Agreement”); and the MLP, Suburban LP, Suburban LP Holding, Inc., and the General Partner have entered into a First Amendment and Assignment Agreement amending the Second Restated Agreement, dated as of the date hereof (the “OLP Amendment”); and~~

WHEREAS, pursuant to the ~~OLP Amendment, inter alia Suburban LP has been admitted to the Partnership as a Limited Partner; and~~Section 13.2 of the Third Partnership Agreement, the amendments to the Third Partnership Agreement of the type contained herein may be proposed only by or with the consent of the Board of Supervisors or the General Partner, and the Board of Supervisors has consented to such amendments to the Third Partnership Agreement;

WHEREAS, pursuant to Section 13.2 of the Third Partnership Agreement, such proposed amendments to the Third Partnership Agreement shall be effective upon approval by all the Limited Partners, and all the Limited Partners have approved such proposed amendments to the Third Partnership Agreement;

WHEREAS, ~~in connection with the transactions contemplated by the Exchange Agreement, the OLP Amendment and the MLP~~the board of supervisors of Suburban Propane

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Partners, L.P., a Delaware limited partnership (the “MLP”) has consented to such proposed amendments to the Third Partnership Agreement; and

WHEREAS, the holders of at least a majority of the Outstanding Common Units (as defined ~~herein), the Second Restated Agreement was amended and restated in its entirety by~~in the Third Amended and Restated Agreement of Limited Partnership of the ~~Partnership~~MLP, dated as of October 19, ~~2006 (the “Third Restated Agreement”); and~~2006, as further amended as of July 31, 2007 (the “Third MLP Agreement”)) of the MLP have approved such proposed amendments to the Third Partnership Agreement;

~~WHEREAS, the Third Restated Agreement is being further amended to permit the General Partner to pledge its Partnership Interest in the Partnership solely for the purpose of securing, directly or indirectly, indebtedness of the Partnership or the MLP and to make certain related changes.~~

NOW, THEREFORE, in consideration of the covenants and agreements made herein, the ~~Third Restated~~Partnership Agreement is hereby ~~further amended to permit the General Partner to pledge its Partnership Interest in the Partnership for certain purposes solely for the purpose of securing, directly or indirectly, indebtedness of the Partnership or the MLP and to make certain related changes~~amended and restated in its entirety to read as follows:

ARTICLE XVII

Definitions

17.1     Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the MLP Agreement.

“Additional Limited Partner” means a Person admitted to the Partnership as a Limited Partner pursuant to Section 10.4 and who is shown as such on the books and records of the Partnership.

“Adjusted Capital Account” means the Capital Account maintained for each Partner as of the end of each calendar year, (a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) decreased by (i) the amount of all losses and deductions that, as of the end of such calendar year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such calendar year, are reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner’s Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are

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reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 6.1(c)(i) or 6.1(c)(ii)). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704--1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted Property” means any property the Carrying Value of which has been adjusted pursuant to Section 5.5(d)(i) or 5.5(d)(ii).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreed Allocation” means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 6.1, including, ~~without limitation,~~ a Curative Allocation (if appropriate to the context in which the term “Agreed Allocation” is used).

“Agreed Value” of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the Board of Supervisors using such reasonable method of valuation as it may adopt. The Board of Supervisors shall, in its discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

“Agreement” means this ~~Third Amended and Restated Agreement of Limited Partnership of Suburban Propane, L.P.~~agreement of limited partnership defined in the introductory paragraph hereof, as it may be amended, supplemented or restated from time to time.

“Audit Committee” means a committee of the Board of Supervisors of the Partnership composed of the same individuals who serve as the audit committee of the MLP.

~~“Available Cash,” means, with respect to any Quarter ending prior to the Liquidation Date,~~

~~(a) the sum of (i) all cash and cash equivalents of the Partnership Group on hand at the end of such Quarter, and (ii) all additional cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to such Quarter resulting from borrowings for working capital purposes, in each case subsequent to the end of such Quarter, less~~

~~(b)~~ “Available Cash,” means, with respect to any Quarter ending prior to the Liquidation Date, (a) the sum of (i) all cash and cash equivalents of the Partnership Group on hand at the end of such Quarter, and (ii) all additional cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to such Quarter resulting from borrowings for working capital purposes, in each case subsequent to the

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end of such Quarter, less (b) the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the Board of Supervisors to (i) provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures) subsequent to such Quarter, and (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject; provided, however, that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such Quarter but on or before the date of determination of Available Cash with respect to such Quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the Board of Supervisors so determines.

Notwithstanding the foregoing, “Available Cash” with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Board of Supervisors” shall mean the board of supervisors of the Partnership, composed of those individuals who serve as members of the MLP’s board of supervisors, to whom the General Partner irrevocably delegates, and in which is vested, pursuant to Section 7.1, and subject to Section 7.9, the power to manage the business and activities of the Partnership. The Board of Supervisors shall constitute a committee within the meaning of Section 17-303(b)(7) of the Delaware Act.

“Book-Tax Disparity” means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner’s share of the Partnership’s Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner’s Capital Account balance as maintained pursuant to Section 5.5 and the hypothetical balance of such Partner’s Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the states of New York or New Jersey shall not be regarded as a Business Day.

“Capital Account” means the capital account maintained for a Partner pursuant to Section 5.5.

“Capital Contribution” means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes or has contributed to the Partnership pursuant to this Agreement (or the Original Agreement) or the Contribution and Conveyance Agreement.

“Capitalized Lease Obligations” means obligations to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real and/or personal property, which obligations are accounted for as a capital lease on a balance sheet under U.S. GAAP; for the purpose hereof the amount of such obligations shall be the capitalized amount reflected on such balance sheet.

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“Carrying Value” means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners’ Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Sections 5.5(d)(i) and 5.5(d)(ii) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the Board of Supervisors.

“Cause” means a court of competent jurisdiction has entered a final, non-appealable judgment finding a Person liable for actual fraud, gross negligence or willful or wanton misconduct in its capacity as general partner of the Partnership or as a member of the Board of Supervisors, as the case may be.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 2.1, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Commission” means the United States Securities and Exchange Commission.

“Contributed Property” means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 5.5(d), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

“Contribution and Conveyance Agreement” means that certain Contribution, Conveyance and Assumption Agreement, dated as of March 4, 1996, among the Initial General Partner, the MLP, the Partnership and certain other parties, together with the additional conveyance documents and instruments contemplated or referenced thereunder.

“Curative Allocation” means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of Section 6.1(c)(ix).

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. §§17 101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Departing Partner” means a former General Partner from and after the effective date of any event of withdrawal, including the removal of such former General Partner pursuant to Section ~~11.1 or 11.2.~~11.1.

“Economic Risk of Loss” has the meaning set forth in Treasury Regulation Section 1.752 -2(a).

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“Event of Withdrawal” has the meaning assigned to such term in Section 11.1(a).

~~“Exchange Agreement” has the meaning assigned to such term in the Recitals hereof.~~

“General Partner” means Suburban Energy Services Group LLC, a Delaware limited liability company, in its capacity as general partner of the Partnership, or any additional or successor general partner of the Partnership admitted to the Partnership as a general partner thereof in accordance with the terms hereof, in its capacity as a general partner of the Partnership.

“Group Member” means a member of the Partnership Group.

“Indebtedness,” as used in ~~Section~~Sections 7.1(b), 7.9(b)~~,~~ and 13.1, means, as applied to any Person, without duplication, any indebtedness (whether on an unsecured or secured basis), exclusive of deferred taxes, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit in support of bonds, notes, debentures or similar instruments; (iii) representing the balance deferred and unpaid of the purchase price of any property, if and to the extent such indebtedness would appear as a liability on a balance sheet of such Person prepared in accordance with U.S. GAAP (but excluding trade accounts payable arising in the ordinary course of business that are not overdue by more than 90 days or are being contested by such Person in good faith); (iv) any Capitalized Lease Obligations of such Person; and (v) Indebtedness of others guaranteed by such Person, including, ~~without limitation,~~ every obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, or (B) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness.

“Indemnitee” means (a) the members of the Board of Supervisors or the members of the board of supervisors of the MLP or any other Group Member, (b) the General Partner, any Departing Partner and any Person who is or was an Affiliate of the General Partner or any Departing Partner, (c) any Person who is or was a member, partner, director, officer, employee, agent or trustee of the MLP, any Group Member, the General Partner or any Departing Partner or any Affiliate or the MLP, any Group Member, the General Partner or any Departing Partner and (e) any Person who is or was serving at the request of the Board of Supervisors, the General Partner or any Departing Partner or any Affiliate of the General Partner or any Departing Partner as a member, partner, director, officer, employee, partner, agent, fiduciary or trustee of another Person, in each case, acting in such capacity; provided, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

“Initial General Partner” means Suburban Propane GP, Inc., a Delaware corporation.

“Limited Partner” means, collectively, unless the context otherwise requires, the MLP, Suburban LP, each Substituted Limited Partner, each Additional Limited Partner and any Departing Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 11.3.

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“Liquidation Date” means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of the first sentence of Section 12.2, the date on which the applicable time period during which the Partners have the right to elect to reconstitute the Partnership and continue its business has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

“Liquidator” means one or more Persons selected by the Board of Supervisors to perform the functions described in Section 12.3.

“Merger Agreement” has the meaning assigned to such term in Section 14.1.

“MLP” ~~means Suburban Propane Partners, L.P., a Delaware limited partnership.~~has the meaning assigned to such term in the Recitals to this Agreement.

“MLP Agreement” means the ~~Third~~Fourth Amended and Restated Agreement of Limited Partnership of the MLP, as it may be amended, supplemented or restated from time to time.

“Net Agreed Value” means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner by the Partnership, the Partnership’s Carrying Value of such property (as adjusted pursuant to Section 5.5(d)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

“Net Income” means, for any taxable year, the excess, if any, of the Partnership’s items of income and gain for such taxable year over the Partnership’s items of loss and deduction for such taxable year. The items included in the calculation of Net Income shall be determined in accordance with Section 5.5(b) and shall not include any items specially allocated under Section 6.1(c).

“Net Loss” means, for any taxable year, the excess, if any, of the Partnership’s items of loss and deduction for such taxable year over the Partnership’s items of income and gain for such taxable year. The items included in the calculation of Net Loss shall be determined in accordance with Section 5.5(b) and shall not include any items specially allocated under Section 6.1(c).

“Nonrecourse Built-in Gain” means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections 6.2(b)(i)(A), 6.2(b)(ii)(A) and 6.2(b)(iii) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

“Nonrecourse Deductions” means any and all items of loss, deduction or expenditures (including~~, without limitation,~~ any expenditure described in Section 705(a)(2)(B) of the Code)

12

that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

“Nonrecourse Liability” has the meaning set forth in Treasury Regulation Section 1.752 -1(a)(2).

“OLP Subsidiary” means a Subsidiary of the Partnership.

“Officers” means the Chief Executive Officer, the President, any Vice Presidents, the Secretary, the Treasurer, any Assistant Secretaries or Assistant Treasurers and any other officers of the Partnership appointed by the Board of Supervisors pursuant to Section 7.7.

“Opinion of Counsel” means a written opinion of counsel (who may be regular counsel to the Partnership or the General Partner or any of their Affiliates) acceptable to the Board of Supervisors in its reasonable discretion.

“Original Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

~~“Original Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the MLP dated as of March 4, 1996.~~

“Partner Nonrecourse Debt” has the meaning set forth in Treasury Regulation Section 1.704 -2(b)(4).

“Partner Nonrecourse Debt Minimum Gain” has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2).

“Partner Nonrecourse Deductions” means any and all items of loss, deduction or expenditure (including~~, without limitation,~~ any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Partner Nonrecourse Debt.

“Partners” means the General Partner and the Limited Partner.

“Partnership” means Suburban Propane, L.P., a Delaware limited partnership, and any successors thereto.

“Partnership Agreement” means this agreement of limited partnership defined in the introductory paragraph hereof, as it may be amended, supplemented or restated from time to time.

“Partnership Group” means the Partnership and the OLP Subsidiaries, treated as a single consolidated entity.

“Partnership Interest” means the interest of a Partner in the Partnership.

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“Partnership Minimum Gain” means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d).

“Percentage Interest” means (a) as to the General Partner (in its capacity as General Partner without reference to any limited partner interests held by it) zero, (b) as to the MLP as a Limited Partner, 99.9%, and (c) as to Suburban LP as a Limited Partner, 0.1%.

“Person” means an individual or a corporation, limited liability company, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Partnership.

“Recapture Income” means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

“Required Allocations” means (a) any limitation imposed on any allocation of Net Losses, and (b) any allocation of an item of income, gain, loss or deduction pursuant to Section 6.1(c)(i), 6.1(c)(ii), 6.1(c)(iii), 6.1(c)(vi) or 6.1(c)(viii).

“Residual Gain” or “Residual Loss” means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.2(b)(i)(A) or 6.2(b)(ii)(A), respectively, to eliminate Book -Tax Disparities.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

“Special Approval” means approval by a majority of the members of the Audit Committee.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

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“Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 10.2 in place of and with all the rights of a Limited Partner.

“Suburban LP” means Suburban LP Holding, LLC, a Delaware limited liability company.

“Surviving Business Entity” has the meaning assigned to such term in Section 14.2(b).

“Third MLP Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Third Partnership Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Transfer” has the meaning assigned to such term in Section 4.1(a).

“Unitholder” has the meaning set forth in the MLP Agreement.

“Unrealized Gain” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section 5.5(d)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date).

“Unrealized Loss” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date) over (b) the fair market value of such property as of such date (as determined under Section 5.5(d)).

“U.S. GAAP” means United States Generally Accepted Accounting Principles consistently applied.

“Withdrawal Opinion of Counsel” ~~has the meaning assigned to such term in Section 11.1(b).~~means an Opinion of Counsel providing that a withdrawal of the General Partner from the Partnership upon an Event of Withdrawal (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner or of any limited partner of the MLP, limited partner of any Group Member or cause the MLP or the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes.

17.2 Construction.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; and (c) “include” or “includes” means includes, without limitation, and “including” means including, without limitation.

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ARTICLE XVIII

Organization

18.1 Formation.

The Initial General Partner and the MLP previously formed the Partnership as a limited partnership upon the filing on December 19, 1995 of the Certificate of Limited Partnership with the Secretary of State of the State of Delaware pursuant to the provisions of the Delaware Act. ~~The General Partner and the Limited Partners hereby amend the Third Restated Agreement to permit the General Partner to pledge its Partnership Interest in the Partnership solely for the purpose of securing, directly or indirectly, indebtedness of the Partnership or the MLP and to make certain related changes. This amendment shall become effective on the date of this Agreement~~. Except as expressly provided to the contrary in this Agreement, the rights and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes.

The Initial General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act and the General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be determined by the Board of Supervisors to be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent that such action is determined by the Board of Supervisors to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property, ~~including in connection with the Exchange Agreement and the transactions contemplated thereby.~~ Subject to the provisions of Section 3.4(a), the Partnership shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner.

18.2 Name.

The name of the Partnership shall be “Suburban Propane, L.P.” The Partnership’s business may be conducted under any other name or names deemed necessary or appropriate by the Board of Supervisors, including, if consented to by the General Partner in its sole discretion, the name of the General Partner. The words “Limited Partnership,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The Board of Supervisors in its discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

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18.3 Registered Office; Registered Agent; Principal Office; Other Offices.

Unless and until changed by the Board of Supervisors or the Chief Executive Officer, the registered office of the Partnership in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street, New Castle County, Wilmington, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be The Corporation Trust Company. The principal office of the Partnership shall be located at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981 0206 or such other place as the Board of Supervisors may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the Board of Supervisors deems necessary or appropriate. The address of the General Partner shall be One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0106 or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

18.4 Purpose and Business.

The purpose and nature of the business to be conducted by the Partnership shall be to (a) acquire, manage and operate the assets and properties held by the Partnership, (b) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the Board of Supervisors and which may lawfully be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity and (c) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to any Group Member, the MLP or any Subsidiary of the MLP. The Board of Supervisors has no obligation or duty to the Partnership or the Limited Partners to propose or approve, and in its discretion may decline to propose or approve, the conduct by the Partnership of any business.

18.5 Powers.

The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Partnership.

18.6 Power of Attorney.

(a) The Limited Partners hereby constitute and appoint the Chief Executive Officer and President of the Partnership and, if a Liquidator shall have been selected pursuant to Section 12.3, the Liquidator, severally (and any successor to the Liquidator by merger, ~~transfer~~Transfer, assignment, election or otherwise) and each of their authorized officers and attorneys in fact, as the case may be, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

(i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including this

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Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the Board of Supervisors or the Liquidator deems necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the Board of Supervisors or the Liquidator deems necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement; (C) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the Board of Supervisors or the Liquidator deems necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article IV, X, XI or XII; (E) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Partnership Interests; and (F) all certificates, documents and other instruments (including agreements and a certificate of merger) relating to a merger or consolidation of the Partnership pursuant to Article XIV; and

(ii) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments necessary or appropriate, in the discretion of the Board of Supervisors or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or is necessary or appropriate, in the discretion of the Board of Supervisors or the Liquidator, to effectuate the terms or intent of this Agreement; provided, that when the approval of the Limited Partners is required by any provision of this Agreement, the Chief Executive Officer and President of the Partnership and the Liquidator may exercise the power of attorney made in this Section 2.6(a)(ii) only after the necessary consent or approval of the Limited Partners is obtained.

Nothing contained in this Section 2.6(a) shall be construed as authorizing the Board of Supervisors to amend this Agreement except in accordance with Article XIII or as may be otherwise expressly provided for in this Agreement.

(b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of the Limited Partners and the ~~transfer~~Transfer of all or any portion of the Limited Partner’s Partnership Interest and shall extend to the Limited Partner’s heirs, successors, assigns and personal representatives. The Limited Partners hereby agree to be bound by any representation made by the Chief Executive Officer or President of the Partnership or the Liquidator acting in good faith pursuant to such power of attorney; and the Limited Partners hereby waive, to the maximum extent permitted by law, any and all defenses that may be available to contest, negate or disaffirm the action of the Chief Executive Officer or President of the Partnership or the Liquidator taken in good faith under such power of attorney. The Limited Partners shall execute and deliver to the Chief Executive Officer or President of the Partnership

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or the Liquidator, within 15 days after receipt of the request therefor, such further designation, powers of attorney and other instruments as the Chief Executive Officer or President of the Partnership or the Liquidator deems necessary to effectuate this Agreement and the purposes of the Partnership.

18.7 Term.

The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue until the close of Partnership business on September 30, 2085, or until the earlier dissolution of the Partnership in accordance with the provisions of Article XII.

18.8 Title to Partnership Assets.

Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the Board of Supervisors may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of the General Partner or one or more nominees shall be held by the General Partner or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the Board of Supervisors determines that the expense and difficulty of conveyancing makes ~~transfer~~Transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided, further, that, prior to an event of withdrawal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the ~~transfer~~Transfer of record title to the Partnership and, prior to any such ~~transfer~~Transfer, will provide for the use of such assets in a manner satisfactory to the Board of Supervisors. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

ARTICLE XIX

Rights of the Limited Partners

19.1 Limitation of Liability.

The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

19.2 Management of Business.

No Limited Partner (other than the General Partner, or any of its Affiliates or any member, officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, member of the board of supervisors or directors, employee or agent of a

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Group Member, in its capacity as such, if such Person shall also be a Limited Partner) shall participate in the operation, management or control (within the meaning of Section 17-303(a) of the Delaware Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. Any action taken by any Affiliate of the General Partner or any member, officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, member of the board of supervisors or directors, member, partner, employee or agent of a Group Member, the MLP or any Subsidiary of the MLP, in its capacity as such, shall not be deemed to be participation in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17 -303(a) of the Delaware Act) and shall not affect, impair or eliminate the limitations on the liability of the Limited Partners under this Agreement.

19.3 Rights of Limited Partners Relating to the Partnership.

(a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 3.3(b), each of the Limited Partners shall have the right, for a purpose reasonably related to such Limited Partner’s interest as a limited partner in the Partnership, upon reasonable demand and at the Limited Partner’s own expense:

(i) to obtain true and full information regarding the status of the business and financial condition of the Partnership;

(ii) promptly after becoming available, to obtain a copy of the Partnership’s federal, state and local tax returns for each year, provided, however, that only the requesting Limited Partner’s Schedule K-1 will be included therewith;

(iii) to have furnished to it, upon notification to the Partnership, a current list of the name and last known business, residence or mailing address of each Partner;

(iv) to have furnished to it, upon notification to the Partnership, a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with a copy of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

(v) to obtain true and full information regarding the amount of cash and a description and statement of the Net Agreed Value of any other Capital Contribution by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner; and

(vi) to obtain such other information regarding the affairs of the Partnership as is just and reasonable.

(b) The Board of Supervisors may keep confidential from the Limited Partners, for such period of time as the Board of Supervisors deems reasonable, (i) any information that the Board of Supervisors reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the Board of Supervisors in good faith believes (A) is not in the best interests of the Partnership Group, (B) could damage the Partnership Group or (C) that

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any Group Member is required by law or by agreements with third parties to keep confidential (other than agreements with Affiliates the primary purpose of which is to circumvent the obligations set forth in this Section 3.3).

19.4 Outside Activities of the Limited Partners.

Subject to the provisions of Section 7.11, which shall continue to be applicable to the Persons referred to therein, regardless of whether such Person shall also be a Limited Partner, any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group.

ARTICLE XX

Transfer of Partnership Interests

20.1 Transfer Generally.

(a) ~~The term “transfer,” when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction by which a Partner assigns its Partnership Interest to another Person, and includes a~~When used in this Agreement, the term “Transfer” means a transfer, sale, assignment, conveyance, gift, pledge, encumbrance, hypothecation, mortgage, exchange or ~~any~~ other disposition ~~by law or otherwise~~, in whole or in part. The term “Transfer” also includes a grant of a proxy or other authorization to a third party to exercise voting or other rights with respect to any Group Member.

(b) No Partnership Interest shall be ~~transferred~~Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IV. Any ~~transfer~~Transfer or purported ~~transfer~~Transfer of a Partnership Interest not made in accordance with this Article IV shall be null and void.

(c) Nothing contained in this Agreement shall be construed to prevent a ~~disposition~~Transfer by any securityholder of the General Partner of any or all of the issued and outstanding equity interests in the General Partner.

(d) Any ~~transfer~~Transfer of a Partnership Interest shall be subject to all mortgages, pledges, hypothecations and security interests, if any, encumbering such Partnership Interest.

20.2 Transfer of the General Partner’s Partnership Interest.

If the General Partner ~~transfers its partnership interest as~~is also at that time the general partner of the MLP and it Transfers its general partnership interest in the MLP to any Person in accordance with the provisions of the MLP Agreement, then, upon the request of the Board of Supervisors, the General Partner shall contemporaneously therewith, ~~transfer~~ Transfer all, but not less than all, of its Partnership Interest as the general partner of the Partnership to such Person for consideration of $10, and the Limited ~~Partner~~Partners hereby expressly ~~consents~~consent to such ~~transfer~~Transfer. Except (~~i~~a) in connection with any pledge of (or any related foreclosure on) the General Partner’s Partnership Interest as the general partner of the Partnership solely for the

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purpose of securing, directly or indirectly, indebtedness of the Partnership or the MLP, or ~~(ii~~b) as set forth in the immediately preceding sentence, the General Partner may not ~~transfer~~Transfer all or any part of its Partnership Interest as the general partner of the Partnership. Any transferee of the Partnership Interests of the General Partner pursuant to this Section 4.2 shall be deemed to be a successor to the General Partner for purposes of this Agreement.

20.3 Transfer of the Limited Partners’ Partnership Interests .

Any Limited Partner may ~~transfer~~Transfer all, but not less than all, of its Partnership Interest as a limited partner of the Partnership in connection with the merger, consolidation or other combination of any of the Limited Partners with or into any other Person or the ~~transfer~~Transfer by any of the Limited Partners of all or substantially all of its assets to another Person, and following any such ~~transfer~~Transfer such Person may become a Substituted Limited Partner pursuant to Article X. Except as set forth in the immediately preceding sentence ~~or pursuant to the Exchange Agreement,~~ or in connection with any pledge of (or any related foreclosure on) the Limited Partner’s Partnership Interest as a limited partner of the Partnership solely for the purpose of securing, directly or indirectly, indebtedness of the Partnership or the MLP, a Limited Partner may not ~~transfer~~Transfer all or any part of its Partnership Interest or withdraw from the Partnership.

20.4 Restrictions on Transfers.

(a) Notwithstanding the other provisions of this Article IV, no ~~transfer~~Transfer of any Partnership Interest shall be made if such ~~transfer~~Transfer would (i) violate the then applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such ~~transfer~~Transfer, (ii) terminate the existence or qualification of the Partnership or the MLP under the laws of the jurisdiction of its formation or (iii) cause the Partnership or the MLP to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed).

(b) The Board of Supervisors may impose restrictions on the ~~transfer~~Transfer of Partnership Interests if a subsequent Opinion of Counsel determines that such restrictions are necessary to avoid a significant risk of the Partnership or the MLP becoming taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes. The restrictions may be imposed by making such amendments to this Agreement as the Board of Supervisors may determine to be necessary or appropriate to impose such restrictions.

ARTICLE XXI

Contributions and Initial Transfers

21.1 Organizational Contributions.

In connection with the formation of the Partnership under the Delaware Act, the Initial General Partner made an initial Capital Contribution to the Partnership and was admitted as the general partner of the Partnership, and the MLP made an initial Capital Contribution to the Partnership and was admitted as a limited partner of the Partnership.

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21.2 [Intentionally Deleted.]

21.3 Additional Capital Contributions.

With the consent of the Board of Supervisors, any Limited Partner may, but shall not be obliged to, make additional Capital Contributions to the Partnership. Except as provided in Section 12.8, the General Partner shall not be obligated, nor permitted, to make any additional Capital Contributions to the Partnership in its capacity as the General Partner of the Partnership.

21.4 Interest and Withdrawal.

No interest shall be paid by the Partnership on Capital Contributions, and no Partner shall be entitled to withdraw or a return of any part of its Capital Contributions or to receive any distribution from the Partnership, except as provided in Articles VI, XI and XII.

21.5 Capital Accounts.

(a) The Partnership shall maintain for each Partner owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section 1.704 -1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest pursuant to this Agreement (or any previous partnership agreement of the Partnership) and (ii) all items of Partnership income and gain (including, ~~without limitation,~~ income and gain exempt from tax) computed in accordance with Section 5.5(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1, and decreased by (x) the amount of cash or the Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Partnership Interest pursuant to this Agreement (or any previous partnership agreement of the Partnership) and (y) all items of Partnership deduction and loss computed in accordance with Section 5.5(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1. ~~Immediately following the consummation of the transactions contemplated in the Exchange Agreement, the~~The General Partner’s initial Capital Account ~~shall be~~as of the date hereof is zero.

(b) For purposes of computing the amount of any item of income, gain, loss or deduction which is to be allocated pursuant to Article VI and is to be reflected in the Partners’ Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, ~~without limitation,~~ any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

(i) Solely for purposes of this Section 5.5, the Partnership shall be treated as owning directly its proportionate share (as determined by the Board of Supervisors) of all property owned by any OLP Subsidiary that is classified as a partnership for federal income tax purposes.

(ii) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 6.1.

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(iii) Except as otherwise provided in Treasury Regulation Section 1.704 -1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704 -2(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.

(iv) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership’s Carrying Value with respect to such property as of such date.

(v) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 5.5(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided, however, that, if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the Board of Supervisors may adopt.

(vi) If the Partnership’s adjusted basis in a depreciable or cost recovery property is reduced for federal income tax purposes pursuant to Section 48(q)(1) or 48(q)(3) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Partners pursuant to Section 6.1. Any restoration of such basis pursuant to Section 48(q)(2) of the Code shall, to the extent possible, be allocated in the same manner to the Partners to whom such deemed deduction was allocated.

(c) A transferee of a Partnership Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Partnership Interest so ~~transferred~~Transferred.

(d) (i) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), on an

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issuance of additional Partnership Interests for cash or Contributed Property, the Capital Account of all Partners and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners at such time pursuant to Section 6.1. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including~~, without limitation~~, cash or cash equivalents) immediately prior to the issuance of additional Partnership Interests shall be determined by the Board of Supervisors using such reasonable method of valuation as it may adopt; provided, however, that the Board of Supervisors, in arriving at such valuation, must take fully into account the fair market value of the Partnership Interests of all Partners at such time. The Board of Supervisors shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its discretion to be reasonable) to arrive at a fair market value for individual properties.

(ii) In accordance with Treasury Regulation Section 1.704 -1(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of a Partnership Interest), the Capital Accounts of all Partners and the Carrying Value of all Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners, at such time, pursuant to Section 6.1. In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including, ~~without limitation,~~ cash or cash equivalents) immediately prior to a distribution shall (A) in the case of an actual distribution which is not made pursuant to Section 12.4, be determined and allocated in the same manner as that provided in Section 5.5(d)(i) or (B) in the case of a liquidating distribution pursuant to Section 12.4, be determined and allocated by the Liquidator using such reasonable method of valuation as it may adopt.

21.6 Loans from Partners.

Loans by a Partner to the Partnership shall not constitute Capital Contributions. If any Partner shall advance funds to the Partnership in excess of the amounts required hereunder to be contributed by it to the capital of the Partnership, the making of such excess advances shall not result in any increase in the amount of the Capital Account of such Partner. The amount of any such excess advances shall be a debt obligation of the Partnership to such Partner and shall be payable or collectible only out of the Partnership assets in accordance with the terms and conditions upon which such advances are made.

21.7 No Preemptive Rights.

No Person shall have any preemptive, preferential or other similar rights with respect to (a) additional Capital Contributions; (b) issuance or sale of any class or series of Partnership Interests, whether unissued, held in treasury by the Partnership or hereafter created; (c) issuance

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of any obligations, evidences of indebtedness or other securities of the Partnership convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any such Partnership Interests; (d) issuance of any right of subscription to or right to receive, or any warrant or option for the purchase of, any such Partnership Interests; or (e) issuance or sale of any other securities that may be issued or sold by the Partnership.

21.8 Fully Paid and Non-Assessable Nature of Limited Partner Partnership Interests.

All Limited Partner Partnership Interests issued pursuant to, and in accordance with the requirements of, this Article V shall be fully paid and non-assessable Partnership Interests in the Partnership, except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware Act.

ARTICLE XXII

Allocations and Distributions

22.1 Allocations for Capital Account Purposes.

(a) General. In maintaining the Capital Accounts that determine the rights of the Partners among themselves, the Partnership’s items of income, gain, loss and deduction (computed in accordance with Section 5.5(b)), shall be allocated among the Partners in accordance with their relative Percentage Interests, except as otherwise provided below.

(b) Limitation on Losses. Any deduction otherwise allocable to a Limited Partner that would create or add to a deficit in its Adjusted Capital Account shall instead be allocated to the General Partner. Thereafter, any income that would otherwise be allocable to such Limited Partner shall be allocated to the General Partner until the aggregate amount so allocated under this sentence equals the aggregate deductions previously allocated to the General Partner under the preceding sentence.

(c) Special Allocations. Notwithstanding any other provision of this Section 6.1, the following special allocations shall be made for such taxable period:

(i) Partnership Minimum Gain Chargeback. Notwithstanding any other provision of this Section 6.1, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704 -2(f)(6), 1.704 -2(g)(2) and 1.704 -2(j)(2)(i), or any successor provision. For purposes of this Section 6.1(c), each Partner’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(c) with respect to such taxable period (other than an allocation pursuant to Sections 6.1(c)(v) and 6.1(c)(vi)). This Section 6.1(c)(i) is intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation Section 1.704 -2(f) and shall be interpreted consistently therewith.

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(ii) Chargeback of Partner Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 6.1 (other than Section 6.l(c)(i)), except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704 2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 6.1(c), each Partner’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(c), other than Section 6.1(c)(i) and other than an allocation pursuant to Sections 6.1(c)(v) and 6.1(c)(vi), with respect to such taxable period. This Section 6.1(c)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(iii) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704 -1(b)(2)(ii)(d)(4), 1.704 -1(b)(2)(ii)(d)(5), or 1.704 -1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section 6.1(c)(i) or (ii).

(iv) Gross Income Allocations. In the event any Partner has a deficit balance in its Capital Account at the end of any Partnership taxable period in excess of the sum of (A) the amount such Partner is required to restore pursuant to the provisions of this Agreement and (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704 -2(g) and 1.704 -2(i)(5), such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 6.1(c)(iv) shall be made only if and to the extent that such Partner would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this Section 6.1 have been tentatively made as if this Section 6.1(c)(iv) were not in this Agreement.

(v) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the Board of Supervisors determines in its good faith discretion that the Partnership’s Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the Board of Supervisors is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

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(vi) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

(vii) Nonrecourse Liabilities. For purposes of Treasury Regulation Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

(viii) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(c) of the Code is required, pursuant to Treasury Regulation Section 1.704 -1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

(ix) Curative Allocation.

(A) Notwithstanding any other provision of this Section 6.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss and deduction allocated to each Partner pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Partner under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 6.1. Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (2) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Nonrecourse Debt Minimum Gain. Allocations pursuant to this Section 6.1(c)(ix)(A) shall only be made with respect to Required Allocations to the extent the Board of Supervisors reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners. Further, allocations pursuant to this Section 6.1(c)(ix)(A) shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the Board of Supervisors reasonably determines that such allocations are likely to be offset by subsequent Required Allocations.

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(B) The Board of Supervisors shall have reasonable discretion, with respect to each taxable period, to (1) apply the provisions of Section 6.1(c)(ix)(A) in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section 6.1(c)(ix)(A) among the Partners in a manner that is likely to minimize such economic distortions.

22.2 Allocations for Tax Purposes.

(a) General. Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Section 6.1.

(b) Contributed Property. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

(i) (A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 6.1.

(ii) (A) In the case of an Adjusted Property, such items shall (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 5.5(d)(i) or (ii), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 6.2(b)(i)(A); and (B) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 6.1.

(iii) The Board of Supervisors shall apply the principles of Treasury Regulation Section 1.704 -3(d) to eliminate Book-Tax Disparities.

(c) Discretionary Allocation Authority. For the proper administration of the Partnership and for the preservation of uniformity of the Units of the MLP (or any class or classes thereof), the Board of Supervisors shall have sole discretion to (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including, ~~without limitation,~~ gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury Regulations

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under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Units of the MLP (or any class or classes thereof). The Board of Supervisors may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this Section 6.2(c) only if such conventions, allocations or amendments would not have a material adverse effect on the Partners, the holders of any class or classes of Units issued and outstanding or the Partnership, and if such allocations are consistent with the principles of Section 704 of the Code.

(d) Discretionary Amortization Authority. The Board of Supervisors in its discretion may determine to depreciate or amortize the portion of an adjustment under Section 743(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book Tax Disparity) using a predetermined rate derived from the depreciation or amortization method and useful life applied to the Partnership’s common basis of such property, despite any inconsistency of such approach with Treasury Regulation Section 1.167(c)-1(a)(6). If the Board of Supervisors determines that such reporting position cannot reasonably be taken, the Board of Supervisors may adopt depreciation and amortization conventions under which all purchasers acquiring Units of the MLP in the same month would receive depreciation and amortization deductions, based upon the same applicable rate as if they had purchased a direct interest in the Partnership’s property. If the Board of Supervisors chooses not to utilize such aggregate method, the Board of Supervisors may use any other reasonable depreciation and amortization conventions to preserve the uniformity of the intrinsic tax characteristics of any Units that would not have a material adverse effect on any Limited Partner or the holders of any class or classes of Units.

(e) Recapture Income. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this Section 6.2, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

(f) Effect of Section 754 Election. All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; provided, however, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

(g) Proration. The Board of Supervisors may adopt such methods of allocation of income, gain, loss or deduction between a transferor and a transferee of a Partnership Interest as it determines necessary, to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.

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22.3 [Intentionally Deleted.]

22.4 General Distributions.

(a) Within 45 days following the end of each Quarter commencing with the Quarter ending on June 29, 1996, an amount equal to 100% of Available Cash with respect to such Quarter shall be distributed in accordance with this Article VI by the Partnership to the Partners in accordance with their respective Percentage Interests. The immediately preceding sentence shall not require any distribution of cash if and to the extent such distribution would be prohibited by applicable law or by any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Partnership is a party or by which it is bound or its assets are subject. All distributions required to be made under this Agreement shall be made subject to Sections 17 -607 or 17-804 of the Delaware Act.

(b) In the event of the dissolution and liquidation of the Partnership, all receipts received during or after the Quarter in which the Liquidation Date occurs, except as otherwise provided in (a)(ii) of the definition of Available Cash, shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

(c) The Board of Supervisors shall have the discretion to treat taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Partners, as a distribution of Available Cash to such Partners.

ARTICLE XXIII

Management and Operation of Business

23.1 Management.

(a) Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be vested exclusively in the Board of Supervisors, and subject to the direction of the Board of Supervisors and in accordance with the provisions of Section 7.7, the Officers. Neither the General Partner (except as otherwise expressly provided in this Agreement) nor any Limited Partner shall have any management power or control over the business and affairs of the Partnership. Thus, except as otherwise expressly provided in this Agreement, the business and affairs of the Partnership shall be managed by or under the direction of the Board of Supervisors, and the day-to-day activities of the Partnership shall be conducted on the Partnership’s behalf by the Officers, who shall be agents of the Partnership. In order to enable the Board of Supervisors to manage the business and affairs of the Partnership, the General Partner, except as otherwise expressly provided in this Agreement, hereby irrevocably delegates to the Board of Supervisors all management powers over the business and affairs of the Partnership that it may now or hereafter possess under applicable law. The General Partner further agrees to take any and all action necessary and appropriate, in the sole discretion of the Board of Supervisors, to effect any duly authorized actions by the Board of Supervisors or any Officer, including executing or filing any agreements, instruments or certificates, delivering all documents, providing all information and taking or refraining from taking action as may be necessary or appropriate to achieve the effective

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delegation of power described in this Section 7.1(a). Each of the Partners and each Person who may acquire an interest in a Partnership Interest hereby approves, consents to, ratifies and confirms such delegation. The delegation by the General Partner to the Board of Supervisors of management powers over the business and affairs of the Partnership pursuant to the provisions of this Agreement shall not cause the General Partner to cease to be a general partner of the Partnership nor shall it cause the Board of Supervisors or any member thereof to be a general partner of the Partnership or to have or be subject to the liabilities of a general partner of the Partnership. Except as otherwise specifically provided in Sections 7.13, 7.14, 7.15 and 7.16, the authority, functions, duties and responsibilities of the Board of Supervisors and of the Officers shall be identical to the authority, functions, duties and responsibilities of the board of directors and officers, respectively, of a corporation organized under the Delaware General Corporation Law.

(b) Consistent with the management powers delegated to the Board of Supervisors pursuant to the provisions of this Agreement, the Board of Supervisors shall have the powers now or hereafter granted a general partner of a limited partnership under the Delaware Act or any other applicable law and, except as otherwise expressly provided in this Agreement, shall have full power and authority to do all things and on such terms as it may deem necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including the following:

(i) the making of any expenditures, the lending ~~or borrowing~~ of money or incurrence of Indebtedness, the assumption or guarantee of, or other contracting for, ~~indebtedness~~Indebtedness and other liabilities, the issuance of evidences of ~~indebtedness~~Indebtedness and the incurring of any other obligations;

(ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

(iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person;

(iv) the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of any Group Member, the lending of funds to other Persons (including the MLP or any Subsidiary of the MLP), the repayment of obligations of any Group Member, the MLP or any Subsidiary of the MLP and the making of capital contributions to any Group Member, the MLP or any Subsidiary of the MLP.

(v) the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

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(vi) the distribution of Partnership cash;

(vii) the selection and dismissal of employees (including employees who are Officers) and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

(viii) the maintenance of such insurance for the benefit of the Partnership Group and the Partners (including the assets of the Partnership) as it deems necessary or appropriate,

(ix) the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations, limited liability companies or other relationships;

(x) the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation; and

(xi) the indemnification of any Person against liabilities and contingencies to the extent permitted by law.

(c) Notwithstanding any other provision of this Agreement and the MLP Agreement, and to the fullest extent permitted by applicable law, each of the Partners hereby (i) approves, consents to, ratifies and confirms the General Partner’s delegation of management powers to the Board of Supervisors pursuant to paragraph (a) of this Section 7.1~~; (ii) approves, consents to, ratifies and confirms the execution, delivery and performance by the parties thereto of the Exchange Agreement and the other agreements executed in connection therewith relating to the Partnership; (iii) agrees that the Partnership (through any duly authorized Officer of the Partnership) is authorized to execute, deliver and perform the agreements referred to in clause (ii) of this sentence and the other agreements, acts, transactions and matters described in or contemplated by the Proxy Statement without any further act, approval or vote of the Partners; and (iv~~ and (ii) agrees that the execution, delivery or performance by the General Partner, the MLP, the Board of Supervisors or any member thereof, any duly authorized Officer of the Partnership, any Group Member or any Affiliate of any of them, of this Agreement or any agreement authorized or permitted under this Agreement, shall not constitute a breach by any such Person of any duty that any of such Persons may owe the Partnership, a Limited Partner or any other Persons under this Agreement (or any other agreements) or of any duty stated or implied by law or equity.

23.2 The Board of Supervisors; Appointment; Manner of Acting.

(a) The Board of Supervisors shall consist of those individuals who serve as members of the board of supervisors of the MLP.

(b) Each member of the Board of Supervisors shall have one vote. The vote of the majority of the members of the Board of Supervisors present at a meeting at which a quorum is present shall be the act of the Board of Supervisors. A majority of the number of members of the

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Board of Supervisors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Supervisors, but if less than a quorum is present at a meeting, a majority of the members of the Board of Supervisors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

23.3 Removal of Members of the Board of Supervisors.

Any member of the Board of Supervisors may be removed with or without Cause, by the affirmative vote of the majority of the members of the ~~Board~~board of ~~Supervisors~~supervisors of the MLP, but only if such person is also removed as a member of the MLP’s ~~Board~~board of ~~Supervisors~~supervisors; provided, however, that his or her successor on the MLP’s board of supervisors is elected in the manner set forth in the MLP Agreement. If an individual who is a member of the board of supervisors of the MLP is removed from such board, such individual will automatically be removed from the Board of Supervisors.

23.4 Resignations of Members of the Board of Supervisors.

Any member of the Board of Supervisors may resign at any time by giving written notice to the Board of Supervisors. Such resignation shall take effect at the time specified therein, but only if such person also resigns from the MLP’s board of supervisors. If an individual who is a member of the board of supervisors of the MLP resigns from such board, such individual will automatically be deemed to have resigned from the Board of Supervisors.

23.5 Vacancies on the Board of Supervisors.

If any Supervisor is removed, resigns or is otherwise unable to serve as a member of the Board of Supervisors, or if the size of the Board of Supervisors is increased, thereby creating a vacancy, the ~~Board~~board of ~~Supervisors~~supervisors of the MLP shall in its sole discretion, appoint an individual to fill the vacancy for the unexpired term of such Supervisor’s predecessor in office, or, in connection with an increase in the size of the Board of Supervisors, for the term of such individual on the ~~Board~~board of ~~Supervisors~~supervisors of the MLP, who is the same individual appointed to fill the corresponding vacancy on the MLP’s board of supervisors,

23.6 Meetings; Committees; Chairman.

(a) Regular meetings of the Board of Supervisors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Supervisors. Notice of such regular meetings shall not be required. Special meetings of the Board of Supervisors may be called by written request of a majority of the members of the Board of Supervisors, on at least 48 hours prior written notice to the other members (which written notice may take the form of e-mail or other electronic communication). Any such notice, or waiver thereof, need not state the purpose of such meeting except as may otherwise be required by law. Attendance of a member of the Board of Supervisors at a meeting (including pursuant to the penultimate sentence of this Section 7.6(a)) shall constitute a waiver of notice of such meeting, except where such member attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Any action required or permitted to be taken at a meeting of the Board of Supervisors may be taken without a

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meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Supervisors. Members of the Board of Supervisors may participate in and hold meetings by means of conference telephone, videoconference or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in such meetings shall constitute presence in person at the meeting. The Board of Supervisors may establish any additional rules governing the conduct of its meetings that are not inconsistent with the provisions of this Agreement.

(b) The Board of Supervisors shall appoint the Audit Committee to consist solely of the individuals who serve as the audit committee of the MLP. The Audit Committee shall perform the functions delegated to it pursuant to the terms of this Agreement and its charter and such other matters as may be delegated to it from time to time by resolution of the Board of Supervisors. The Board of Supervisors, by a majority of the whole Board of Supervisors, may appoint one or more additional committees of the Board of Supervisors to consist of one or more members of the Board of Supervisors, which committee(s) shall have and may exercise such of the powers and authority of the Board of Supervisors (including in respect of Section 7.1) with respect to the management of the business and affairs of the Partnership as may be provided in a resolution of the Board of Supervisors. Any committee designated pursuant to this Section 7.6(b) shall choose its own chairman, shall keep regular minutes of its proceedings and report the same to the Board of Supervisors when requested, shall fix its own rules or procedures and shall meet at such times and at such place or places as may be provided by such rules or by resolution of such committee or resolution of the Board of Supervisors. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the taking of any action. Subject to the first sentence of this Section 7.6(b), the Board of Supervisors may designate one or more members of the Board of Supervisors as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. Subject to the first sentence of this Section 7.6(b), in the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Supervisors to act at the meeting in the place of the absent or disqualified member.

(c) The Board of Supervisors may elect one of its members as Chairman or Vice Chairman of the Board of Supervisors. The Chairman of the Board of Supervisors, if any, and if present and acting, shall preside at all meetings of the Board of Supervisors. In the absence of the Chairman of the Board of Supervisors, the Vice Chairman of the Board of Supervisors, if any, and if present and acting, shall preside at all meetings of the Board of Supervisors. In the absence of the Chairman of the Board of Supervisors and the Vice Chairman of the Board of Supervisors, the Chief Executive Officer, if present, or if not present, the President, if present, acting and a member of the Board of Supervisors, or any other member of the Board of Supervisors chosen by the Board of Supervisors shall preside.

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23.7 Officers.

(a) Generally. The Board of Supervisors, as set forth below, shall appoint agents of the Partnership, referred to as ‘Officers’ of the Partnership as described in this Section 7.7. Unless provided otherwise by resolution of the Board of Supervisors, (i) the officers of the MLP shall hold the same position as Officers of the Partnership and (ii) the Officers shall have the titles, power, authority and duties described below in this Section 7.7.

(b) Titles and Number. The Officers shall be the Chief Executive Officer, the President, any and all Vice Presidents, the Secretary and any and all Assistant Secretaries and the Treasurer and any and all Assistant Treasurers and any other Officers appointed pursuant to Section 7.7(j). Any person may hold two or more offices.

(c) Appointment and Term of Office. The Officers shall be appointed by the Board of Supervisors at such time and for such terms as the Board of Supervisors shall determine. Any Officer may be removed, with or without Cause, only by the Board of Supervisors. Vacancies in any office may be filled only by the Board of Supervisors.

(d) Chairman and Vice Chairman of the Board of Supervisors. The Board of Supervisors may elect one of its members as the Chairman or Vice Chairman of the Board of Supervisors, provided, however, the Chairman and Vice-Chairman shall not be “Officers” of the Partnership unless determined otherwise by the Board of Supervisors.

(e) Chief Executive Officer. The Board of Supervisors may elect a Chief Executive Officer of the Partnership. The Chief Executive Officer shall be responsible for the general and active management and direction of the Partnership and shall see that all orders and resolutions of the Board of Supervisors are carried into effect. He shall have the power and authority to sign all contracts, certificates and other instruments of the Partnership, which may be authorized by the Board of Supervisors. He shall have such powers, duties and authority as from time to time may be assigned to him/her by this Agreement or by the Board of Supervisors.

(f) President. The Board of Supervisors may elect a President of the Partnership. Subject to the limitations imposed by this Agreement, any employment agreement, any employee plan or any determination of the Board of Supervisors, the President, subject to the direction of the Board of Supervisors and the Chief Executive Officer shall be responsible for the management and direction of the day-to-day business and affairs of the Partnership, its other Officers, employees and agents, shall supervise generally the affairs of the Partnership and shall have full authority to execute all documents and take all actions that the Partnership may legally take. The President shall exercise such other powers and perform such other duties as may be assigned to him by this Agreement, the Board of Supervisors or the Chief Executive Officer, including any duties and powers stated in any employment agreement approved by the Board of Supervisors.

(g) Vice Presidents. Each Vice President shall perform such duties and may exercise such powers as may from time to time be assigned to him by the Board of Supervisors, the Chief Executive Officer or the President, including the power to execute documents on behalf of the Partnership, within the authorization limits established from time to time by the Board of Supervisors, the Chief Executive Officer or the President.

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(h) Secretary and Assistant Secretaries. The Secretary shall record or cause to be recorded in books provided for that purpose the minutes of the meetings or actions of the Board of Supervisors and Partners, shall see that all notices are duly given in accordance with the provisions of this Agreement and as required by law, shall be custodian of all records (other than financial), shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed, and, in general, shall perform all duties incident to the office of Secretary and such other duties as may, from time to time, be assigned to him by this Agreement, the Board of Supervisors, the Chief Executive Officer or the President. The Assistant Secretaries shall exercise the powers of the Secretary during that Officer’s absence or inability or refusal to act.

(i) Treasurer and Assistant Treasurers. The Treasurer shall keep or cause to be kept the books of account of the Partnership and shall render statements of the financial affairs of the Partnership in such form and as often as required by this Agreement, the Board of Supervisors, the Chief Executive Officer or the President. The Treasurer, subject to the order of the Board of Supervisors, shall have the custody of all funds and securities of the Partnership. The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as this Agreement, the Board of Supervisors, the Chief Executive Officer or the President, shall designate from time to time. The Assistant Treasurers shall exercise the power of the Treasurer during that Officer’s absence or inability or refusal to act. Each of the Assistant Treasurers shall possess the same power as the Treasurer to sign all certificates, contracts, obligations and other instruments of the Partnership. If no Treasurer or Assistant Treasurer is appointed and serving or in the absence of the appointed Treasurer and Assistant Treasurer, the Vice President and Chief Financial Officer, or such other Officer as the Board of Supervisors shall select, shall have the powers and duties conferred upon the Treasurer.

(j) Other Officers and Agents. The Board of Supervisors may appoint such other Officers and agents as may from time to time appear to be necessary or advisable in the conduct of the affairs of the Partnership, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Supervisors.

(k) Powers of Attorney. The Board of Supervisors may grant powers of attorney or other authority as appropriate to establish and evidence the authority of the Officers and other Persons.

(l) Officers’ Delegation of Authority. Unless otherwise provided by resolution of the Board of Supervisors, no Officer shall have the power or authority to delegate to any Person such Officer’s rights and powers as an Officer to manage the business and affairs of the Partnership.

23.8 Compensation.

The Officers shall receive such compensation for their services as may be designated by the Board of Supervisors or a committee thereof. In addition, the Officers shall be entitled to be reimbursed for out-of-pocket costs and expenses incurred in the course of their service hereunder. The members of the Board of Supervisors who are not employees of the Partnership or its Affiliates shall receive such compensation for their services as members of the Board of Supervisors or members of a committee of the Board of Supervisors as the Board of Supervisors shall determine. In addition, the members of the Board of Supervisors shall be entitled to be reimbursed for out-of-pocket costs and expenses incurred in the course of their service hereunder.

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23.9 Restrictions on General Partner’s and Board of Supervisors’ Authority.

(a) Except as provided in Articles XII and XIV, and below in this Section 7.9, neither the General Partner nor the Board of Supervisors may sell, exchange or otherwise dispose of all or substantially all of the Partnership’s assets in a single transaction or a series of related transactions without written approval of the specific act by the Limited Partners or by other written instrument executed and delivered by the Limited Partners subsequent to the date of this Agreement; provided, however, that this provision shall not preclude or limit ~~either the General Partner’s or~~(i) the Board of Supervisors’ ability (without approval of any Partner) to mortgage, pledge, hypothecate or grant a security interest in any part of or all or substantially all of the ~~assets of the Partnership Group or, in the case of the General Partner, its general partner interest in the Partnership, and~~any Group Member (including any general partner interest or limited partner interest in any Group Member), or (ii) the General Partner’s ability (without the approval of any Partner) to mortgage, pledge, hypothecate or grant a security interest in any part of or all or substantially all of its general partnership interest or limited partnership interest, in whole or in part, in any Group Member, and this provision shall not apply to any forced sale of any ~~or~~ part of or all or substantially all of the ~~Partnership’s~~ assets or ~~the General Partner’s general partner~~partnership interest ~~in the Partnership~~ of any Group Member pursuant to the foreclosure of, or other realization upon, any such ~~encumbrance~~mortgage, pledge, hypothecation or grant of security interest. For the avoidance of doubt, nothing in this Agreement shall prevent the Board of Supervisors, acting on behalf of the MLP (without the approval of any Unitholder), or the General Partner (without the approval of any other Partner or any Unitholder), from proposing, consenting to or approving any amendment to this Agreement (to the extent such proposal, consent or approval of the Board of Supervisors or the General Partner, as the case may be, is required at that time) or from taking any action permitted to be taken by a partner of the Partnership, in each case in connection with any transaction by or involving the Partnership with respect to the incurrence, assumption or guarantee of, or other contracting for, Indebtedness, the issuance of evidences of Indebtedness, or the mortgage, pledge, hypothecation or granting of a security interest in any part of or all or substantially all the assets of the Partnership in association with the incurrence, assumption or guarantee of, or other contracting for, Indebtedness.

(b) The Board of Supervisors may not cause the Partnership to incur any Indebtedness that is recourse to the General Partner or any of its Affiliates without the approval of the General Partner, which approval may be given or withheld in the General Partner’s sole discretion.

23.10 Reimbursement of the General Partner; Employee Benefit Plans.

(a) Except as provided in this Section 7.10 and elsewhere in this Agreement or in the MLP Agreement, the General Partner shall not be compensated for its services as general partner of any Group Member.

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(b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the Board of Supervisors may determine, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership (including salary, bonus, incentive compensation and other amounts paid to any Person to perform services for the Partnership or for the General Partner or the Board of Supervisors in the discharge of its duties to the Partnership) and (ii) all other necessary or appropriate expenses allocable to the Partnership or otherwise reasonably incurred by the General Partner in connection with operating the Partnership’s business (including expenses allocated to the General Partner by its Affiliates). Reimbursements pursuant to this Section 7.10 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.13.

(c) The Board of Supervisors, in its sole discretion and without the approval of the Limited Partners (who shall have no right to vote in respect thereof), may propose and adopt on behalf of the Partnership employee benefit plans, employee programs and employee practices for the benefit of the members of the Board of Supervisors, employees of the Partnership, any Group Member or any Affiliate, or any of them, in respect of services performed, directly or indirectly, for the benefit of the Partnership Group.

23.11 Outside Activities of the General Partner.

(a) The General Partner, for so long as it is the general partner of the Partnership, (i) agrees that its sole business will be to act as a general partner of the Partnership and the MLP, and any other partnership of which the Partnership or the MLP is, directly or indirectly, a partner (it being understood that the General Partner shall not be required to be the general partner of the MLP or any other partnership of which the Partnership or the MLP is, directly or indirectly, a partner) and to undertake activities that are ancillary or related thereto (including being a limited partner in the MLP), and (ii) shall not enter into or conduct any business or incur any debts or liabilities except in connection with or incidental to (A) its performance of the activities required or authorized by this Agreement or the MLP Agreement and (B) the acquisition, ownership or ~~disposition~~Transfer of Partnership Interests or partnership interests in the MLP or any other partnership of which the Partnership or the MLP is, directly or indirectly, a partner; provided, however, that notwithstanding the foregoing, employees of the General Partner may perform limited services for other Affiliates of the General Partner in addition to the Partnership and the MLP (it being understood that full time employees of the General Partner shall devote substantially all their employment services to the Partnership and the MLP).

(b) Except as described in Section 7.11(a), each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, independently or with others, whether in the businesses engaged in by or anticipated to be engaged in by the Partnership, the MLP, any Subsidiary of the MLP, any Group Member or otherwise, including~~, without limitation,~~ in the case of any Affiliates of the General Partner, business interests and activities in direct competition with the business and activities of the MLP, any Subsidiary of the MLP or any Group Member, and none of the same shall constitute a breach of this Agreement or the MLP Agreement or any duty to the MLP, any Subsidiary of the MLP, any Group Member or any Partner existing hereunder, under the MLP Agreement, at law, in equity or otherwise. Neither the MLP, any Subsidiary of the MLP, any

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Group Member, any Limited Partner nor any other Person shall have any rights by virtue of this Agreement, the MLP Agreement or the partnership relationship established hereby or thereby in any business ventures of any Indemnitee and such Indemnitees shall have no obligation to offer any interest in any such business ventures to the MLP, any Subsidiary of the MLP, any Group Member, any Limited Partner or any other Person. The General Partner and any Affiliates of the General Partner may acquire Partnership Interests, and except as otherwise provided in this Agreement, shall be entitled to exercise all rights of a Limited Partner relating to such Partnership Interests.

(c) Subject to the terms of Sections 7.11(a) and 7.11(b) but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any of the Indemnitees (other than the General Partner) in accordance with Section 7.11(b) is hereby approved by the Partnership and all Partners and (ii) it shall be deemed not to be a breach of the General Partner’s fiduciary duties or any other obligation of any type whatsoever of the General Partner for the General Partner to permit its Affiliates to engage, or for any such Affiliate to engage, in business interests and activities in preference to or to the exclusion of the Partnership.

(d) The term “Affiliates” when used in this Section 7.11 with respect to the General Partner shall not include the MLP, any Subsidiary of the MLP, or any Group Member.

23.12 Loans from the General Partner; Contracts with Affiliates; Certain Restrictions on the General Partner.

(a) The General Partner or any Affiliate of the General Partner may lend to any Group Member, and any Group Member may borrow from the General Partner and any Affiliate of the General Partner, funds needed or desired by the Group Member, for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party or impose terms less favorable on the borrowing party than would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arms-length basis (without reference to the lending party’s financial abilities or guarantees). The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 7.12(a) and Section 7.12(b), the term “Group Member” shall include any Affiliate of the Group Member that is controlled by the Group Member. No Group Member may lend funds to the General Partner or any of its Affiliates; provided, however, that notwithstanding the foregoing, any Group Member may lend funds to the MLP, any Subsidiary of the MLP or another Group Member.

(b) The Partnership may lend or contribute to the MLP, any Subsidiary of the MLP, or any Group Member, and any Group Member may borrow from the MLP, any Subsidiary of the MLP or the Partnership, funds on terms and conditions established by the Board of Supervisors; provided, however, that the Partnership may not charge the MLP, any Subsidiary of the MLP or a Group Member interest at a rate greater than the rate that would be charged to the MLP, any Subsidiary of the MLP or such Group Member (without reference to the General Partner’s financial abilities or guarantees), by unrelated lenders on comparable loans. The foregoing authority shall be exercised by the Board of Supervisors and shall not create any right or benefit in favor of the MLP, any Subsidiary of the MLP, any Group Member or any other Person.

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(c) The General Partner may itself, or may enter into an agreement with any of its Affiliates to, render services to a Group Member. Any services rendered to a Group Member by the General Partner or any of its Affiliates shall be on terms that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.12(c) shall be deemed satisfied as to (i) any transaction approved by Special Approval, (ii) any transaction, the terms of which are no less favorable to the Partnership Group than those generally being provided to or available from unrelated third parties or (iii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership Group), is equitable to the Partnership Group. The provisions of Section 7.10 shall apply to the rendering of services described in this Section 7.12(c).

(d) The Partnership may ~~transfer~~Transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

(e) Neither the General Partner nor any of its Affiliates shall ~~sell, transfer or convey~~Transfer any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.12(e) shall be deemed to be satisfied as to (i) ~~the transactions effected pursuant to the Exchange Agreement, (ii)~~ any transaction approved by Special Approval, (~~iii~~ii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties, or (iviii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership), is equitable to the Partnership.

(f) The General Partner and its Affiliates will have no obligation to permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation on the part of the General Partner or its Affiliates to enter into such contracts.

23.13 Indemnification.

(a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees, expenses and other disbursements), judgments, fines, penalties, interest, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status

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as an Indemnitee, provided, that in each case the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this Section 7.13 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

(b) To the fullest extent permitted by law, expenses (including legal fees, expenses and other disbursements) incurred by an Indemnitee who is indemnified pursuant to Section 7.13(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined by a final, non-appealable order of a court of competent jurisdiction that the Indemnitee is not entitled to be indemnified as authorized in this Section 7.13.

(c) The indemnification provided by this Section 7.13 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

(d) The Partnership may purchase and maintain (or reimburse the members of the Board of Supervisors, the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner and the members of the Board of Supervisors and such other Persons as the Board of Supervisors shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(e) For purposes of this Section 7.13, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Section 7.13(a); and action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Partnership.

(f) In no event may an Indemnitee subject any Limited Partner to personal liability by reason of the indemnification provisions set forth in this Agreement.

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(g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.13 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h) The provisions of this Section 7.13 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i) No amendment, modification or repeal of this Section 7.13 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.13 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

23.14 Liability of Indemnitees.

(a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, any Limited Partner or any other Persons who have acquired interests in the Partnership, for losses sustained or liabilities incurred as a result of errors in judgment or any act or omission if such Indemnitee acted in good faith pursuant to authority granted in this Agreement.

(b) To the maximum extent permitted by law, the General Partner and its Affiliates shall not be responsible for any act or omission by the Board of Supervisors, any member of the Board of Supervisors, or any Officers of the Partnership.

(c) To the maximum extent permitted by law, the members of the Board of Supervisors and the Officers of the Partnership shall not be responsible for any act or omission by the General Partner and its Affiliates.

(d) Subject to its obligations and duties set forth in Section 7.1(a), the Board of Supervisors may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through the Officers or other agents of the Partnership, and, to the maximum extent permitted by law, the Board of Supervisors shall not be responsible for any misconduct or negligence on the part of any such Officer or agent appointed by the Board of Supervisors in good faith.

(e) It will not constitute a breach of fiduciary or other duty for an Officer or member of the Board of Supervisors to engage attorneys, accountants, engineers and other advisors on behalf of the Partnership, its Board of Supervisors, or any committee thereof, even though such persons may also be retained from time to time by the General Partner or any of its Affiliates, and such persons may be engaged with respect to any matter in which the interests of the Partnership and the General Partner or any of its Affiliates may differ, or may be engaged by both the Partnership and the General Partner or any of its Affiliates with respect to a matter, as long as such Officer or member of the Board of Supervisors reasonably believes that any conflict between the Partnership and the General Partner or any of its Affiliates with respect to such matter is not material; and

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(f) Any amendment, modification or repeal of this Section 7.14 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Partnership and the Limited Partner, of the General Partner, its directors, officers and employees and any other Indemnitees under this Section 7.14 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

23.15 Resolution of Conflicts of Interest.

(a) Unless otherwise expressly provided in this Agreement or the MLP Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, or any Officer or member of the Board of Supervisors, on the one hand, and the Partnership, the MLP, or any Partner, on the other, any resolution or course of action in respect of such conflict of interest shall be permitted and deemed approved by the Limited Partners, and shall not constitute a breach of this Agreement, of the MLP Agreement, or of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action is, or by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. The Board of Supervisors shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of a resolution of such conflict or course of action. Any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is (i) approved by Special Approval (as long as the material facts known to the General Partner or any of its Affiliates or such Officer or member of the Board of Supervisors regarding any proposed transaction were disclosed to the Audit Committee at the time it gave its approval), (ii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) fair to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). The Board of Supervisors may also adopt a resolution or course of action that has not received Special Approval. The Board of Supervisors (including the Audit Committee in connection with Special Approval) shall be authorized in connection with its determination of what is “fair and reasonable” to the Partnership and in connection with its resolution of any conflict of interest to consider (A) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (B) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (C) any applicable generally accepted accounting practices or principles; and (D) such additional factors as the Board of Supervisors (including the Audit Committee) determines in its discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the Board of Supervisors (including the Audit Committee) to consider the interests of any Person other than the Partnership. In the absence of bad faith by the Board of Supervisors, the resolution, action or terms so made, taken or provided by the Board of Supervisors with respect to such matter shall not constitute a breach of this Agreement, the MLP Agreement or any other agreement contemplated herein or therein or a breach of any standard of care or duty imposed herein or therein or, to the extent permitted by law, under the Delaware Act or any other law, rule or regulation or existing in equity or otherwise.

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(b) Whenever this Agreement or any other agreement contemplated hereby provides that the Board of Supervisors is permitted or required to make a decision (i) in its “sole discretion,” or “discretion” or that it deems “necessary or appropriate” or “necessary or advisable” or under a grant of similar authority or latitude, except as otherwise provided herein, the Board of Supervisors shall make such decision in its sole discretion (regardless of whether there is a reference to “sole discretion” or “discretion”) unless another express standard is provided for or (ii) in “good faith” or under another express standard, the Board of Supervisors shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, the MLP Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or in equity or otherwise. In addition, any actions taken by the Board of Supervisors consistent with the standards of “reasonable discretion” set forth in the definition of Available Cash shall not constitute a breach of any duty of the Board of Supervisors to the Partnership, the Limited Partners or any partner of the MLP. The Board of Supervisors shall have no duty, express or implied, to sell or otherwise dispose of any asset of the Partnership Group.

(c) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be “fair and reasonable” to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

(d) The Limited Partners hereby authorize the Board of Supervisors on behalf of the Partnership as a partner of a Group Member, to approve of actions by the General Partner or the board of supervisors of such Group Member similar to those actions permitted to be taken by the Board of Supervisors pursuant to this Section 7.15.

23.16 Other Matters Concerning the General Partner and the Board of Supervisors.

(a) The General Partner and the Board of Supervisors may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b) The General Partner and the Board of Supervisors may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by either of them, and any act taken or omitted to be taken in reliance upon the opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner or the Board of Supervisors reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

(c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized Officers of the Partnership.

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(d) The Board of Supervisors shall have the right, in respect of any of its powers or obligations hereunder, to act through any of the duly authorized Officers of the Partnership or a duly appointed attorney or attorneys-in-fact.

(e) Any standard of care and duty imposed by this Agreement or under the Delaware Act or any applicable law, rule or regulation, or in equity or otherwise shall be modified, waived or limited, to the maximum extent permitted by law, as required to permit the General Partner and the Board of Supervisors to act under this Agreement or any other agreement contemplated by this Agreement and to make any decision pursuant to the authority prescribed in this Agreement, so long as such action is reasonably believed by the General Partner or the Board of Supervisors to be in, or not inconsistent with, the best interests of the Partnership.

23.17 Reliance by Third Parties.

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the Board of Supervisors and any Officer of the Partnership authorized by the Board of Supervisors to act on behalf of and in the name of the Partnership (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the Board of Supervisors or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) as if it were the Partnership’s sole party in interest, both legally and beneficially. The Limited Partner hereby waives, to the maximum extent permitted by law, any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the Board of Supervisors or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) in connection with any such dealing. In no event shall any Person dealing with the Board of Supervisors or its representatives or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)) be obligated to ascertain that the terms of the Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the Board of Supervisors or its representatives or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1(a)). Each and every certificate, document or other instrument executed on behalf of the Partnership by the Board of Supervisors or its representatives or any such Officer (including the General Partner, acting pursuant to the direction of the Board of Supervisors in accordance with Section 7.1 (a)) or shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

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ARTICLE XXIV

Books, Records, Accounting and Reports

24.1 Records and Accounting.

The Partnership shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership’s business, including all books and records necessary to provide to the Limited Partners any information required to be provided pursuant to Section 3.3(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. GAAP.

24.2 Fiscal Year.

The fiscal year of the Partnership shall be a 52-53 week fiscal year concluding on the last Saturday in September.

ARTICLE XXV

Tax Matters

25.1 Tax Returns and Information.

The Partnership shall timely file all returns of the Partnership that are required for federal, state and local income tax purposes on the basis of the accrual method and a taxable year ending on December 31. The tax information reasonably required by the Partners for federal and state income tax reporting purposes with respect to a taxable year shall be furnished to them within 90 days of the close of the calendar year in which the Partnership’s taxable year ends. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.

25.2 Tax Elections.

(a) The Partnership has made the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke such election upon the Board of Supervisors’ determination that such revocation is in the best interests of the Limited Partners.

(b) The Partnership has elected to deduct expenses incurred in organizing the Partnership ratably over a sixty-month period as provided in Section 709 of the Code.

(c) Except as otherwise provided herein, the Board of Supervisors shall determine whether the Partnership should make any other elections permitted by the Code.

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25.3 Tax Controversies.

Subject to the provisions hereof, the General Partner is designated as the Tax Matters Partner (as defined in Section 6231(a)(7) of the Code) and is authorized and required to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings.

25.4 Withholding.

Notwithstanding any other provision of this Agreement, the Board of Supervisors is authorized to take any action that it determines in its discretion to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, ~~without limitation~~, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner (including, ~~without limitation~~, by reason of Section 1446 of the Code), the amount withheld may be treated as a distribution of cash pursuant to Section 6.4 in the amount of such withholding from such Partner.

ARTICLE XXVI

Admission of Partners

26.1 Current Partners.

The General Partner and the MLP and Suburban LP, each as a Limited Partner, are the current Partners of the Partnership as of the date of this Agreement.

26.2 Admission of Substituted Limited Partners.

Any Person that is the successor in interest to a Limited Partner as described in Section 4.3 shall be admitted to the Partnership as a Limited Partner upon (a) furnishing to the Board of Supervisors (i) written acceptance of all of the terms and conditions of this Agreement and (ii) such other documents or instruments as may be required by law to effect its admission as a Limited Partner in the Partnership and (b) except in the case of the foreclosure of a pledge referred to in Section 4.3, obtaining the consent of the Board of Supervisors, which consent may be given or withheld in the Board of Supervisors’ sole discretion. Such Person shall be admitted to the Partnership as a Limited Partner effective immediately prior to the ~~transfer~~Transfer of the Partnership Interest, and the business of the Partnership shall continue without dissolution.

26.3 Admission of Successor General Partner.

A successor General Partner approved pursuant to Section 11.1 ~~or 11.2~~ or the transferee of or successor to all of the General Partner’s Partnership Interest as a general partner in the Partnership pursuant to Section 4.2 shall, subject to compliance with the terms of Section 11.3, if

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applicable, be admitted to the Partnership as the General Partner, effective simultaneously with the withdrawal or removal of the General Partner pursuant to Section 11.1 ~~or 11.2~~ or the ~~transfer~~Transfer of the General Partner’s Partnership Interest as a general partner in the Partnership pursuant to Section 4.2; provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 4.2, if applicable, has occurred and such successor has executed and delivered written acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required by law to effect such admission. Any such successor is hereby authorized to and shall, subject to the terms hereof, carry on the business of the Partnership without dissolution. The admission of a successor General Partner shall not be deemed to have affected in any manner the irrevocable delegation of all management powers over the business and affairs of the Partnership to the Board of Supervisors pursuant to Section 7.1(a). At no time shall the Partnership have more than one general partner.

26.4 Admission of Additional Limited Partners.

(a) A Person (other than the General Partner, the MLP or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon (A) furnishing to the Board of Supervisors (i) evidence of acceptance in form satisfactory to the Board of Supervisors of all of the terms and conditions of this Agreement, including the granting of the power of attorney granted in Section 2.6, and (ii) such other documents or instruments as may be required in the discretion of the Board of Supervisors to effect such Person’s admission as an Additional Limited Partner and (B) if at such time, any of the Partnership Interest of the Limited Partners are pledged to secure indebtedness of the Partnership or the MLP, such Additional Limited Partner granting a similar pledge of its Partnership Interest to the holders of such indebtedness.

(b) Notwithstanding anything to the contrary in this Section 10.4, no Person shall be admitted as an Additional Limited Partner without the consent of the Board of Supervisors, which consent may be given or withheld in the Board of Supervisors’ discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded as such in the books and records of the Partnership, following the consent of the Board of Supervisors to such admission.

26.5 Amendment of Agreement and Certificate of Limited Partnership.

To effect the admission to the Partnership of any Partner, the Board of Supervisors shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the General Partner shall prepare and file an amendment to the Certificate of Limited Partnership, and the Chief Executive Officer and President may for this purpose, among others, exercise the power of attorney granted pursuant to Section 2.6.

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ARTICLE XXVII

Withdrawal or Removal of Partners

27.1 Withdrawal of the General Partner.

(a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an “Event of Withdrawal”):

(i) the General Partner voluntarily withdraws from the Partnership (of which event the General Partner shall give written notice to the Limited Partners);

(ii) the General Partner ~~transfers~~Transfers all of its rights as General Partner pursuant to Section 4.2 (including by means of a foreclosure of a pledge, security interest or similar lien thereon); provided, however, that the pledge (but not any related foreclosure) referred to in Section 4.2 shall not be deemed an Event of Withdrawal;

(iii) ~~the General Partner is removed pursuant to Section 11.2;~~[Intentionally Deleted];

(iv) ~~the general partner of the MLP withdraws from, or is removed as the general partner of, the MLP;~~[Intentionally Deleted];

(v) the General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 11.1(a)(v); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor in possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

(vi) a final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner;

(vii) ~~a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation or formation; or~~[Intentionally Deleted];

(viii) (A) in the event the General Partner is a corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement

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of its charter, under the laws of its state of incorporation or formation; (B) in the event the General Partner is a partnership or a limited liability company, the dissolution and commencement of winding up of the General Partner; (C) in the event the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust; (D) in the event the General Partner is a natural person, his death or adjudication of incompetency; and (E) otherwise in the event of the termination of the General Partner.

If an Event of Withdrawal specified in Section 11.1(a)~~(iv) (with respect to withdrawal),~~ (v), (vi), ~~(vii)~~ or (viii) (A), (viii)(B), (viii)(C) or (viii)(E) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 11.1 shall result in the withdrawal of the General Partner from the Partnership.

(b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) ~~at any time during the period beginning on March 5, 1996 and ending at 12:00 midnight, Eastern Standard Time, on September 30, 2006, the General Partner voluntarily withdraws by giving at least 90 days advance notice of its intention to withdraw to the Limited Partners; provided that prior to the effective date of such withdrawal, the Limited Partners approve such withdrawal and the General Partner delivers to the Partnership an Opinion of Counsel (“Withdrawal Opinion of Counsel”) that such withdrawal (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner or of any limited partner of the MLP, limited partner of any Group Member or cause the MLP or the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes; (ii) at any time after 12:00 midnight, Eastern Standard Time, on September 30, 2006,~~ the General Partner voluntarily withdraws by giving at least 90 days’ advance notice to the Limited Partners, such withdrawal to take effect on the date specified in such notice; or (~~iii) at any time that~~ii) the General Partner ceases to be the General Partner pursuant to Section 11.1 (a)(ii), ~~(iii) or (iv). If the General Partner gives a notice of withdrawal pursuant to Section 11.1 (a)(i) or Section 11.1 (a)(i) of the MLP Agreement, the Limited Partners may, prior to the effective date of such withdrawal or removal, elect a successor General Partner that is hereby authorized to and shall continue the business of the Partnership without dissolution; provided, however, that such successor shall be the same Person, if any, that is elected by the limited partners of the MLP pursuant to Section 11.1 of the MLP Agreement as the successor to the General Partner in its capacity as general partner of the MLP.~~ . If, prior to the effective date of the General Partner’s withdrawal, a successor is not selected by the Limited Partners as provided herein or the Partnership does not receive a Withdrawal Opinion of Counsel, the Partnership shall be dissolved in accordance with Section 12.1. Any successor General Partner elected in accordance with the terms of this Section 11.1 shall be subject to the provisions of Section 10.3.

27.2 ~~Removal of the General Partner.~~[Intentionally Deleted.]

~~The General Partner shall be removed if such General Partner is removed as a general partner of the MLP pursuant to Section 11.2 of the MLP Agreement. Such removal shall be effective concurrently with the effectiveness of the removal of such General Partner as the~~

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~~general partner of the MLP pursuant to the terms of the MLP Agreement. If a successor General Partner is elected in connection with the removal of such General Partner as a general partner of the MLP, such successor General Partner shall, upon admission pursuant to Article X, automatically become a successor General Partner of the Partnership and is hereby authorized to and shall continue the business of the Partnership without dissolution. The admission of any such successor General Partner to the Partnership shall be subject to the provisions of Section 10.3.~~

27.3 Interest of Departing Partner and Successor General Partner; Delegation of Authority to the Board of Supervisors by Successor General Partner.

(a) The Partnership Interest of a Departing Partner departing as a result of withdrawal or removal pursuant to Section 11.1 ~~or 11.2~~ shall be purchased by the successor to the Departing Partner for cash in the manner specified in the MLP Agreement for consideration of $10. Such purchase shall be a condition to the admission to the Partnership of the successor as the General Partner. Any successor General Partner shall indemnify the Departing Partner as to all debts and liabilities of the Partnership arising on or after the effective date of the withdrawal or removal of the Departing Partner. In the event of a foreclosure referred to in Section 4.2, the successor General Partner shall have no obligations under this Section 11.3(a) to the Departing Partner.

(b) The Departing Partner shall be entitled to receive all reimbursements due such Departing Partner pursuant to Section 7.10, including any employee-related liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by such Departing Partner for the benefit of the Partnership or the other Group Members.

(c) Any successor General Partner will be deemed to have delegated irrevocably to the Board of Supervisors all management powers over the business and affairs of the Partnership to the same extent that the General Partner delegated such management powers to the Board of Supervisors pursuant to Section 7.1 of this Agreement.

27.4 Withdrawal of the Limited Partner.

Without the prior written consent of the General Partner, which may be granted or withheld in its sole discretion, and except as provided in Section 10.1, no Limited Partner shall have the right to withdraw from the Partnership.

ARTICLE XXVIII

Dissolution and Liquidation

28.1 Dissolution.

The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Section 10.3, 11.1 ~~or 11.2~~ or this Section 12.1, the Partnership shall not be dissolved and such successor General Partner is hereby authorized to and shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon:

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(a) the expiration of its term as provided in Section 2.7;

(b) an Event of Withdrawal of the General Partner as provided in Section 11.1(a) (other than Section 11.1(a)(ii)), unless a successor is elected and an Opinion of Counsel is received as provided in Section 11.1(b) ~~or 11.2~~ and such successor is admitted to the Partnership pursuant to Section 10.3; or for Events of Withdrawal of the General Partner for which the appointment of a successor General Partner is not provided for hereunder, unless the Partnership is continued without dissolution in accordance with the Delaware Act;

(c) an election to dissolve the Partnership by the General Partner that is approved by all of the Limited Partners;

(d) the entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act;

(e) the sale of all or substantially all of the assets and properties of the Partnership Group;

(f) the dissolution of the MLP; or

(g) at any time that there are no limited partners of the Partnership, unless the Partnership is continued without dissolution pursuant to the Delaware Act.

28.2 [Intentionally ~~omitted~~].Deleted.]

28.3 Liquidator.

Upon dissolution of the Partnership, the Board of Supervisors shall select one or more Persons to act as Liquidator. The Liquidator shall be entitled to receive such compensation for its services as may be approved by all of the Limited Partners. The Liquidator shall agree not to resign at any time without 15 days’ prior notice and may be removed at any time, with or without cause, by notice of removal approved by the all of Limited Partners. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by the all of Limited Partners. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the Board of Supervisors under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.9(a)) to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Partnership as provided for herein.

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28.4 Liquidation.

The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as the Liquidator determines to be in the best interest of the Partners, subject to Section 17-804 of the Delaware Act and the following:

(a) Disposition of Assets. The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. Under certain circumstances and subject to certain limitations, the Liquidator may defer liquidation or distribution of the Partnership’s assets for a reasonable time or distribute assets to the Partners in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

(b) Discharge of Liabilities. Liabilities of the Partnership include amounts owed to Partners otherwise than in respect of their distribution rights under Article VI. With respect to any liability that is contingent or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

(c) Liquidation Distributions. All property and all cash in excess of that required to discharge liabilities as provided in Section 12.4(b) shall be distributed to the Partners in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments (other than those made by reason of distributions pursuant to this Section 12.4(c)) for the taxable year of the Partnership during which the liquidation of the Partnership occurs (with such date of occurrence being determined pursuant to Treasury Regulation, Section 1.704-1(b)(2)(ii)(g)), and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence).

28.5 Cancellation of Certificate of Limited Partnership.

Upon the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

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28.6 Return of Capital Contributions.

The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of any Limited Partner, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

28.7 Waiver of Partition.

To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

28.8 Capital Account Restoration.

No Limited Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership. The General Partner shall be obligated to restore any negative balance in its Capital Account upon liquidation of its interest in the Partnership by the end of the taxable year of the Partnership during which such liquidation occurs, or, if later, within 90 days after the date of such liquidation.

ARTICLE XXIX

Amendment of Partnership Agreement

29.1 Amendment to be Adopted Solely by the Board of Supervisors.

The Limited Partners agree that the Board of Supervisors, without the approval of any Partner, may amend any provision of this Agreement, and may authorize any Officer (pursuant to the powers of attorney granted in Section 2.6) to execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

(a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

(b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

(c) a change that, in the discretion of the Board of Supervisors, is necessary or advisable to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that neither the Partnership nor the MLP will be treated as an association taxable as a corporation or otherwise be taxed as an entity for federal income tax purposes;

(d) a change that, in the discretion of the Board of Supervisors, (i) does not adversely affect the Limited Partners in any material respect, (ii) is necessary or advisable to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state

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statute (including the Delaware Act), compliance with any of which the Board of Supervisors determines in its discretion to be in the best interests of the Partnership and the Limited Partners, (iii) is required to effect the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement or (iv) is required to conform the provisions of this Agreement with the provisions of the MLP Agreement as the provisions of the MLP Agreement may be amended, supplemented or restated from time to time.

(e) a change in the fiscal year or taxable year of the Partnership and any changes that, in the discretion of the Board of Supervisors, are necessary or advisable as a result of a change in the fiscal year or taxable year of the Partnership including, if the Board of Supervisors shall so determine, a change in the definition of “Quarter” and the dates on which distributions are to be made by the Partnership;

(f) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership or the members of the Board of Supervisors or the Officers, or the General Partner or its directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(g) any amendment expressly permitted in this Agreement to be made by the Board of Supervisors acting alone;

(h) an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;

(i) an amendment that, in the discretion of the Board of Supervisors, is necessary or advisable to reflect, account for and deal with appropriately the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity in connection with the conduct by the Partnership of activities permitted by the terms of Section 2.4;

(j) an amendment that, in the discretion of the Board of Supervisors, is necessary or advisable to effect or continue the irrevocable delegation by the General Partner to the Board of Supervisors of all management powers over the business and affairs of the Partnership;

(k) an amendment that the Board of Supervisors in good faith deems necessary or advisable in connection with a financing transaction, including (i) to incur new Indebtedness, (ii) to refinance, amend, defease, redeem or prepay, in whole or in part, any existing Indebtedness, or (iii) to secure, guaranty or support (as obligor, surety, credit enhancer or otherwise), in whole or in part, any Indebtedness; or

(l) ~~(k)~~ any other amendments substantially similar to the foregoing.

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29.2 Amendment Procedures.

Except with respect to amendments of the type described in Section 13.1, all amendments to this Agreement shall be made in accordance with the following requirements. Amendments to this Agreement may be proposed only by or with the consent of the Board of Supervisors or the General Partner. A proposed amendment shall be effective upon its approval by all of the Limited Partners.

ARTICLE XXX

Merger

30.1 Authority.

The Partnership may merge or consolidate with one or more corporations, statutory trusts, business trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a general partnership, limited partnership, limited liability limited partnership, limited liability company or limited liability partnership formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation (“Merger Agreement”) in accordance with this Article XIV.

30.2 Procedure for Merger or Consolidation.

Merger or consolidation of the Partnership pursuant to this Article XIV requires the prior approval of the Board of Supervisors. If the Board of Supervisors shall determine, in the exercise of its discretion, to consent to the merger or consolidation, the Board of Supervisors shall approve the Merger Agreement, which shall set forth:

(a) The names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

(b) The name and jurisdictions of formation or organization of the business entity that is to survive the proposed merger or consolidation (the “Surviving Business Entity”);

(c) The terms and conditions of the proposed merger or consolidation;

(d) The manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or limited partner interests, rights, securities or obligations of any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their general or limited partner interests, securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

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(e) A statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership, certificate of formation or agreement of limited liability company or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

(f) The effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 14.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of the certificate of merger, the effective time shall be filed no later than the time of the filing of the certificate of merger and stated therein); and

(g) Such other provisions with respect to the proposed merger or consolidation as are deemed necessary or appropriate by the Board of Supervisors.

30.3 Approval by Limited Partners of Mergers or Consolidations.

(a) The Board of Supervisors, upon its approval of the Merger Agreement, shall direct that the Merger Agreement and the merger or consolidation contemplated thereby be submitted to the Limited Partners for their approval.

(b) The Merger Agreement and the merger or consolidation contemplated thereby shall be approved upon receiving the approval of all of the Limited Partners.

(c) After such approval by the Limited Partners, and at any time prior to the filing of the certificate of merger pursuant to Section 14.4, the merger or consolidation may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement .

30.4 Certificate of Merger.

Upon the required approval by the Board of Supervisors and the Limited Partners of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

30.5 Effect of Merger.

(a) At the effective time of the certificate of merger:

(i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

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(ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

(iii) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

(iv) all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity, and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

(b) A merger or consolidation effected pursuant to this Article XIV shall not be deemed to result in a ~~transfer~~Transfer or assignment of assets or liabilities from one entity to another.

ARTICLE XXXI

General Provisions

31.1 Addresses and Notices.

Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner under this Agreement shall be in writing and shall be deemed given or made when received by it at the principal office of the Partnership referred to in Section 2.3.

31.2 References.

Except as specifically provided as otherwise, references to “Articles” and “Sections” are to Articles and Sections of this Agreement.

31.3 Further Action.

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

31.4 Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

31.5 Integration.

This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

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31.6 Creditors.

None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership. This Section 15.6 is not intended to limit the rights of a creditor of the Partnership to enforce its security interest in the General Partner’s Partnership Interest or a Limited Partner’s Partnership Interest and, in connection with any related foreclosure, to be admitted as a successor General Partner or a Substitute Limited Partner in the Partnership.

31.7 Waiver.

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

31.8 Counterparts.

This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto, independently of the signature of any other party.

31.9 Applicable Law; Forum, Venue and Jurisdiction.

(a) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

(b) To the fullest extent permitted by law, each of the Partners and each Person holding any beneficial interest in the Partnership (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise):

(i) irrevocably agrees that any claims, suits, actions or proceedings (A) arising out of or relating in any way to this Agreement (including any claims, suits or actions to interpret, apply or enforce the provisions of this Agreement or the duties, obligations or liabilities among Partners or other Persons or of Partners or other Persons to the Partnership, or the rights or powers of, or restrictions on, the Partners or other Persons or the Partnership), (B) asserting a claim of breach of a fiduciary duty owed by any member of the Board of Supervisors, director, officer, or other employee of the Partnership or the General Partner, or owed by the General Partner, to the Partnership or the Partners or other Persons, (C) asserting a claim arising pursuant to any provision of the Delaware Act,. or (D) asserting a claim governed by the internal affairs doctrine, in each case shall be exclusively brought in the Court of Chancery of the State of Delaware, regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims, or, in the event the Court of Chancery lacks subject matter jurisdiction over any such claim, suit, action or proceeding, then in any other state or federal court located in the State of Delaware;

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(ii) irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in connection with any such claim, suit, action or proceeding or, in the event the Court of Chancery lacks subject matter jurisdiction over any such claim, suit, action or proceeding, any other state or federal court located in the State of Delaware;

(iii) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or, in the event the Court of Chancery lacks subject matter jurisdiction over any such claim, suit, action or proceeding, any other state or federal court located in the State of Delaware, or of any other court to which such claim, suit, action or proceeding may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper;

(iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; and

(v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

31.10 Invalidity of Provisions.

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

31.11 Miscellaneous.

If this Agreement and the MLP Agreement are approved by the holders of at least a majority of the Outstanding Common Units, then the effectiveness of this Agreement and the MLP Agreement shall be deemed to have occurred simultaneously.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

LIMITED PARTNERS:

SUBURBAN PROPANE PARTNERS, L.P.

By:	~~/s/ MARK A. ALEXANDER~~
Name:	~~Mark A. Alexander~~Michael J. Dunn, Jr.
Title:	Chief Executive Officer

SUBURBAN LP HOLDING, LLC.

By:	~~/s/ MARK A. ALEXANDER~~
Name:	~~Mark A. Alexander~~Michael J. Dunn, Jr.
Title:	Chief Executive Officer

GENERAL PARTNER:

SUBURBAN ENERGY SERVICES GROUP LLC

By:	~~/s/ MARK A. ALEXANDER~~
Name:	~~Mark A. Alexander~~Michael J. Dunn, Jr.
Title:	Member

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C123456789

# Suburban Propane

IMPORTANT TRI-ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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## Electronic Voting Instructions

**You can vote by Internet or telephone!**
**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 1, 2012.**

### Vote by Internet

### Vote by telephone

## 2012 Tri-Annual Meeting Proxy Card

1234 5678 9012 345

1. Election of Supervisors:

| Nominee | For | Withhold | Nominee | For | Withhold | Nominee | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01 - Harold R. Logan, Jr. (3-year term) | ☐ | ☐ | 02 - John Hoyt Stookey (3-year term) | ☐ | ☐ | 03 - Dudley C. Mecum (3-year term) | ☐ | ☐ |
| 04 - John D. Collins (3-year term) | ☐ | ☐ | 05 - Jane Swift (3-year term) | ☐ | ☐ | 06 - Michael J. Dunn, Jr. (3-year term) | ☐ | ☐ |

+

| Proposal | For | Against | Abstain | Proposal | For | Against | Abstain |
|---|---|---|---|---|---|---|---|
| 2. To approve amendments to the Existing Partnership Agreements to potentially facilitate third party financing transactions. | ☐ | ☐ | ☐ | 3. To approve amendments to the Existing Partnership Agreements to provide Delaware courts as the exclusive forum. | ☐ | ☐ | ☐ |
| 4. Say on Pay - An advisory vote on the approval of executive compensation. | ☐ | ☐ | ☐ | 5. Approval of the adjournment of the Tri-Annual Meeting, if necessary, to solicit proxies. | ☐ | ☐ | ☐ |

### B Non-Voting Items

**Change of Address** — Please print your new address below.

**Comments** — Please print your comments below.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

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01F1HA

000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You Available can vote 24 hours by Internet a day, or 7 days telephone! a week!

Instead methods of outlined mailing below your proxy, to vote you your may proxy choose . one of the two voting VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies 1:00 a.m submitted ., Central Time, by the on Internet May 1, or 2012 telephone . must be received by

Vote by Internet

• Log on to the Internet and go to www.investorvote.com/SPH

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.

3IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5.

1. Election of Supervisors: For Withhold For Withhold For Withhold

01 - Harold (3-year R. term) Logan, Jr. 02 - John (3-year Hoyt term) Stookey 03 - Dudley (3-year C. term) Mecum +

04 - John (3-year D. term) Collins 05 - Jane (3-year Swift term) 06 - Michael (3-year term) J. Dunn, Jr.

For Against Abstain For Against Abstain

2. To Agreements approve amendments to potentially to facilitate the Existing third party Partnership 3. To Agreements approve amendments to provide Delaware to the Existing courts as Partnership the financing transactions. exclusive forum.

4. Say executive on Pay compensation. - An advisory vote on the approval of 5. Approval necessary, of to the solicit adjournment proxies. of the Tri-Annual Meeting, if

B Non-Voting Items

Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below full Please title. sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

3IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3

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140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Proxy — Suburban Propane Partners, L.P. Notice of 2012 Tri-Annual Meeting of Unitholders

240 Route 10 West, Whippany, NJ 07981

Proxy Solicited by Board of Supervisors for Tri-Annual Meeting – May 1, 2012

Paul Abel and Michael Stivala, or any of them, each with the power of substitution, are hereby authorized to represent and vote the common units of the undersigned, with all the powers which the undersigned would possess if personally present, at the Tri-Annual Meeting of Unitholders of Suburban Propane Partners, L.P. to be held on May 1, 2012 or at any postponement or adjournment thereof.

Common units represented by this proxy will be voted as directed by the unitholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2, 3, 4 and 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)